UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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KBR, INC.

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2018

Empowered by Innovation

KBR

NOTICE OF 2018 ANNUAL STOCKHOLDERS' MEETING AND PROXY STATEMENT

Dear KBR, Inc. Stockholders,

As I reflect on this past year I am extremely proud of our KBR family that went above and beyond to deliver on our promises and continue driving results. It is this unwavering effort and our ONE KBR spirit that have allowed KBR to have its most financially, strategically and operationally successful year since we implemented our strategy in 2014. Our people are the foundation of our success and our teamwork, particularly when facing challenges in our work and personal lives, is remarkable. Besides working hard to reach our business goals, our people displayed tremendous solidarity and generosity towards their roughly 300 co-workers who were impacted by Hurricane Harvey. KBR employees donated approximately $81,000 and 2,200 hours of paid time off ("PTO") to the KBR Disaster Relief Fund. KBR donated an additional $500,000 to the fund and granted two weeks of PTO to employees whose lives were interrupted by the catastrophic flooding. I would like to thank each one of our people for reinforcing KBR's mission, vision and values every day with discipline, respect, and integrity. Once again you have proven that you are KBR's greatest strength.

Following the acquisitions of Wyle, Inc. and Honeywell Technology Solutions Inc. (together "KBRwyle") in 2016, successes evidenced by an almost $0.5 billion increase in net income in 2017, I am proud to share KBR's recent agreement to acquire Stinger Ghaffarian Technologies, Inc., a leading provider of technology solutions, high-end engineering, mission operations, scientific and mission critical IT service solutions in the Government Services market. This demonstrates our passion and drive to align firmly with our strategy to transform KBR structurally and culturally in order to succeed long term in a highly competitive market.

Despite a challenging macroeconomic climate, we delivered strong performance and met or exceeded our financial goals in 2017. We returned $98 million to our stockholders in the form of dividends and share repurchases and increased our earnings per share from $-0.43 in 2016 to $3.06 in 2017. KBR's success was mainly driven by growth in our Government Services ("GS") business. GS revenue was attributed to organic growth and expansion of task orders on existing U.S. government contracts. Our Technology & Consulting business continued to see strong growth in margin and backlog, both of which were at record levels in the fourth quarter of 2017. Consistent project delivery, stronger consulting performance and exceptional margins in technology were key contributors to increased gross profits. Revenue decreased in KBR's Engineering & Construction business primarily due to the completion or substantial completion of several projects across the sector.

Our Board of Directors is actively engaged in KBR's strategy and comprised of independent members who have the diverse skillset and extensive experience necessary to support our long-term strategy. In 2017 we welcomed a second female to our Board, General Wendy Masiello, a recently retired Three-Star General of the U.S. Air Force. General Masiello's 36-year military career, culminating in the role of Director of the Defense Contract Management Agency, enhances our Board's government services expertise as we expand our GS business. Besides overseeing strategy, our Board plays an essential role in overseeing sustainability matters, which are an integral part of our business. At KBR, we believe in doing business ethically and responsibly and we are committed to good corporate governance and transparent communication with our stockholders and stakeholders, which we believe is the foundation of investor confidence and sustainable performance.

We have all worked hard and made sacrifices to see the positive results come to fruition through the successful execution of our strategic plan and we look forward to improving on what we have built together in 2018 and beyond.

I would like to thank Jeff Curtiss for his service as a member of our Board of Directors for over 11 years. Jeff currently serves as Chairman of our Nominating and Corporate Governance Committee and previously served as Chairman of our Audit Committee for 10 years. I appreciate all the well-reasoned advice he has provided to KBR over the years. I wish him a wonderful retirement.

I encourage you to vote promptly by telephone, via internet or by mailing your completed signed voting card. On behalf of our Board of Directors I thank you for being a KBR stockholder and your continued support of KBR.

Sincerely,

Notice
of Annual Meeting of
Stockholders

You are cordially invited to attend KBR’s annual stockholders’ meeting. Below is important information about the meeting, including how you can let your voice be heard through voting. Please review our Proxy, Annual Report and Sustainability Report at the websites noted below and read the voting Q&A on page 79.

By Order of the Board of Directors,	April 2, 2018

Adam Kramer
Secretary

DATE AND TIME: Wednesday, May 16, 2018, 9:00 a.m. Central Daylight Time

LOCATION: The Texas Room, 601 Jefferson Street, Houston, Texas 77002

AGENDA

The Board of Directors asks that you consider and act upon the following matters:

1.

Elect as directors the nominees named in the attached proxy statement.

2.

Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements for KBR as of and for the year ending December 31, 2018.

3.

Consider and act upon an advisory vote to approve the named executive officer compensation as described in the Compensation Discussion and Analysis herein.

4.

Approve the first amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan, as amended and restated.

5.

Transact any other business that properly comes before the meeting or any adjournment or postponements of the meeting.

These items are fully described in the following pages, which are made a part of this Notice.

RECORD DATE

The Board of Directors has set Thursday, March 22, 2018, at the close of business, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement of the meeting.

HOW TO VOTE

SHAREOWNER OF RECORD (Shares held directly with KBR)	BENEFICIAL OWNERS (Shares held through a broker or bank)
Via the Internet at www.proxyvote.com	Via the Internet at www.proxyvote.com, if your broker or bank participates in the proxy voting program provided by Broadridge Investor Communication Services
Call toll-free (US/ Canada) at 1-800-690-6903	Call toll-free (US/ Canada) at 1-800-690-6903, if your broker or bank participates in the proxy voting program provided by Broadridge Investor Communication Services
Mail your signed proxy card	Mail your signed voting instruction form

2018 | PROXY STATEMENT	4

Table of Contents

PROXY SUMMARY	7
PROXY STATEMENT	15
GENERAL INFORMATION	15
ELECTION OF DIRECTORS	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
EXECUTIVE OFFICERS	24
CORPORATE GOVERNANCE	27
COMPENSATION DISCUSSION AND ANALYSIS	35
COMPENSATION COMMITTEE REPORT	53
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	53
EXECUTIVE COMPENSATION	55
DIRECTOR COMPENSATION	67
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	69
RELATED PERSON POLICIES	69
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	69
AUDIT COMMITTEE REPORT	70
PRINCIPAL ACCOUNTANT FEES AND SERVICES	73
PROPOSAL NO. 2 Ratify the Appointment of Independent Registered Public Accounting Firm	73
PROPOSAL NO. 3 Advisory Vote to Approve Named Executive Officer Compensation	74
PROPOSAL NO. 4 Approve the First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated as of December 14, 2011)	75
QUESTIONS AND ANSWERS ABOUT VOTING	79
ADDITIONAL INFORMATION	81
OTHER MATTERS	81
ADDITIONAL INFORMATION AVAILABLE	81
APPENDIX A	83
APPENDIX B	84

2018 | PROXY STATEMENT	5

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2018 | PROXY STATEMENT	6

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Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. For more information about these topics, we encourage you to review the complete proxy statement prior to voting.

GOVERNANCE HIGHLIGHTS

We are committed to good corporate governance and to transparent communication with our stockholders and other stakeholders, which we believe is essential for the effectiveness of a dynamic corporate governance framework and for KBR’s long-term success.

PROACTIVE	ACCOUNTABLE	INDEPENDENT

•   Independent Chairman of the Board

•   Refreshed Board – recruited 3 directors and 2 directors retired over the past 3 years

•   Significant knowledge of KBR’s industry and market including government services

•   Rotation of 50% of all Board committee memberships and chairmen over the past 3 years

•   Annual director elections with majority voting standards

•   Annual Board governance review including investor reviews and feedback

•   Periodic independent director meetings with investors

•   Downward discretion applied to the: (a) safety performance metrics of the 2016 and 2017 short-term incentive plans and (b) payout of the 2014 long-term incentive performance cash award with the performance period ending in 2016, resulting in a zero payout

•   6 executive sessions without management present

•   Minimum of annual Board visits to KBR businesses or project sites

•   22 independent Board committee meetings

•   Annual assessment of Board leadership structure

2018 | PROXY STATEMENT	7

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BUSINESS HIGHLIGHTS

Consistent Earnings Momentum Positions KBR for Long-Term Growth

KBR delivered strong results across all segments due to our focus on our customers and winning the right work while delivering smart, innovative and dependable results. In a challenging operating environment, we committed to staying the course and as a result we met or exceeded every financial goal set in our 2017 short-term incentive (“STI”) plan. We delivered on the strategy that our Chief Executive Officer (“CEO”) provided to our stockholders and positioned KBR for strong long-term growth with less risk and increased financial flexibility. Our drive and commitment to achieve Zero Harm in all KBR activities across the globe resulted in a remarkable decrease in our incident rate and Zero Harm Days in 2017 versus 2016.

KBR’s strong results reflect the progress we made in advancing our most important strategic priorities outlined below:

WINNING THE RIGHT WORK

We were awarded several key contracts:

•   In Government Services providing support to Navy bases in Diego Garcia, Djibouti, Bahrain, Europe and the Arabian Peninsula.

•   An engineering services five-year indefinite-delivery / indefinite-quantity contract to support more than 20 NASA exploration missions.

•   A contract to provide licensing and basic engineering to revamp an ammonia plant- originally built by KBR- located in Russia.

•   A guidance study contract for the Integrity Management Process of Tension Leg Platforms in the U.S. Gulf of Mexico.

•   An EPC contract at the major gas developments in Algeria.

•   A project management services contract for management of the FEED phase of one of the largest sour gas field projects in Abu Dhabi.

INTEGRATE AND GROW BUSINESSES

•   The acquisitions of Wyle, Inc. (“Wyle”) and Honeywell Technology Solutions Inc. (“HTSI”) in the third quarter of 2016 (as discussed in Note 3 to our consolidated financial statements), moved KBR’s Government Services business into the highly technical and professional services industry for U.S. clients such as NASA, the Department of Defense and other federal agencies. As a result of these acquisitions, KBR experienced a significant increase in total revenue from contracts with the U.S. government in 2017 compared to 2016.

•    During the 4th quarter we acquired Sigma Bravo Pty Ltd, a leading provider of high-end Information and Communication Technology services specializing in mission planning systems and solutions to the Australian Defence Force. The acquisition of Sigma Bravo represents KBR’s entry into classified work in Australia and is a continued element of KBR’s strategy to expand its global Government Services offerings.

•    In the first quarter of 2018, we entered into a definitive agreement to purchase Stinger Ghaffarian Technologies, Inc. (“SGT”), a leading provider of technology solutions, engineering services, mission operations, and scientific and IT software solutions in the Government Services market. The addition of SGT solidifies our position as an established leader in human space exploration and opens up significant new opportunities in both civil and military space. The acquisition will also strengthen KBR’s support for strategic clients and enhance our position for opportunities in the national security and commercial space markets. This strategic acquisition of SGT builds on previous acquisitions of Wyle and HTSI and will be an important accelerator to KBR’s strategy to increase technology and mission capabilities.

STOCKHOLDER RETURN
• Due to our overall strong 2017 results, our 1-year total stockholder return (“TSR”) was 21%, outpacing 100% of our TSR Peer Group, which comprised (in order of TSR ranking):

1. KBR, Inc. 2. Jacobs Engineering Group, Inc. 3. Emcor Group, Inc. 4. Quanta Services, Inc. 5. Chiyoda Corporation	6. AECOM Technology Corporation 7. Fluor Corporation 8. TechnipFMC 9. McDermott International, Inc. 10. Chicago Bridge & Iron Company, N.V.

• Our TSR Peer Group is used to determine KBR’s TSR performance ranking among its peers during the performance periods of our KBR Long-Term Performance Cash Awards.

2018 | PROXY STATEMENT	8

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2018 | PROXY STATEMENT	9

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FINANCIAL HIGHLIGHTS

SIGNIFICANT INCREASE IN NET INCOME

		2017	2016
Revenue	2.3%	$4,171 MM	$4,268 MM
Net Income*	966.7%	$442 MM	$(51) MM

* Excluding net income attributable to non-controlling interests of negative $8 million in 2017 and negative $10 million in 2016.

INCREASING STOCKHOLDER RETURN AND SIGNIFICANT IMPROVEMENT OF SAFETY HOURS WORKED

2018 | PROXY STATEMENT	10

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PAY FOR PERFORMANCE PHILOSOPHY

In 2017, we continued to focus on executing our strategy implemented in December 2014. Despite challenging global economic conditions in the energy industry, KBR delivered on its targets and took strategic actions to ensure long-term growth with a relatively low-risk profile. The link between pay and Company performance for the past three years is illustrated below and correlates closely with our earnings per share (“EPS”) and TSR over the same time period as indicated in the graphs on the prior page.

Changes made to Compensation Programs in 2017

The Compensation Committee oversees the design and administration of our compensation programs and evaluates this annually to improve the link between pay and Company performance. During the past year, the following changes were made to our compensation programs to improve the link:

•

Increased STI plan EPS performance metric weighting from 25% to 40%.

•

Decreased individual Key Performance Indicator (“KPI”) (formerly called Strategic Initiatives) weighting for the STI plan from 45% to 30%.

•

Added more financially measurable metrics to the KPIs.

•

Based the CEO’s KPIs for the STI plan solely on earnings before interest, tax, depreciation and amortization (“EBITDA”) targets.

2018 | PROXY STATEMENT	11

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CHARITABLE GIVING – WE CARE ABOUT OUR KBR FAMILY

Parts of the United States continue to deal with the aftermath of Hurricane Harvey, which caused historic levels of flooding throughout the Gulf Coast. The Houston area was hit particularly hard, affecting many KBR employees, some of whom lost their vehicles and homes. At KBR, we value our people, and we take our responsibility seriously to support the communities where we live and work. To support our people, KBR donated $500,000 to the KBR Disaster Relief Fund and granted two weeks of paid time off (“PTO”) to approximately 300 affected KBR employees to give them time to start rebuilding their lives. Our employees donated approximately $81,000 and 2,200 hours of PTO to the KBR Disaster Relief Fund to assist their colleagues.

2018 | PROXY STATEMENT	12

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ZERO HARM – A NORM AND NOT AN ANOMALY

Since the inception of Zero Harm in 2014, one of our fundamental beliefs is that Zero Harm is achievable. KBR’s safety program incorporates three dynamic components: Zero Harm, 24/7 and Courage to Care. Our regional and business segment leadership hosts at a minimum biweekly teleconferences to discuss incidents and prevention measures, which are shared globally. The outcome of these meetings is presented in the Regional and Global Incident Review Board sessions. The inclusion of safety results in our short-term incentive plan and exercising downward discretion in the payout for any fatality during the year emphasizes the importance of safety for us. On our annual Zero Harm Day employees at all KBR offices and sites globally recognize improvements in our safety performance and reflect on the importance of being an incident free organization with demonstrations of personal and workplace safety practices. Since the Zero Harm program was implemented, safety incidents have declined by 50%, and we are proud to announce that KBR completed the month of February 2018 without a single recordable injury or illness globally. This milestone has been achieved through an all-day, every-day approach at work and at home, which has resulted in a culture of truly caring for not only ourselves but also others in a transparent interdependent work environment.

ASPIRE – INFLUENCING, LEADING AND LEARNING

KBR’s ASPIRE group provides our employees with a platform with a mission to cultivate women leaders and promote gender diversity through a collaborative community for the benefit of all employees and KBR. At KBR we value and respect our people and we emphasize development of each person to reach his or her full potential. ASPIRE promotes this behavior through several interactive sessions led by female leadership, brown bag sessions, webinars, networking events, panel discussions and book club sessions. Each event hosts influential leaders from KBR and from the community sharing their perspective on gender diversity and equality. A periodic newsletter with inspirational leadership insights and upcoming events is shared with employees.

2018 | PROXY STATEMENT	13

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INVESTOR DAY AT THE NEW YORK STOCK EXCHANGE

We rebranded our Government Services business segment as “KBRwyle” and officially shared the news during KBR’s Investor Day event at the New York Stock Exchange (“NYSE”) on May 11, 2017, which also marked the tenth anniversary of our initial public offering on the NYSE. We are proud of our KBRwyle history because, among other accomplishments, we have supported every astronaut who has gone to space with training programs, flight technology and equipment, nutrition and health-tracking, and all the other aspects that keep them alive while in space.

KBR
LISTED
NYSE

KBR's senior leadership team watches KBR President and CEO, Stuart Bradie, sign the NYSE Book of Distinguished Guests after ringing the bell at the NYSE.

2018 | PROXY STATEMENT	14

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Proxy Statement

General Information

The accompanying proxy is solicited by the Board of Directors of KBR, Inc. (“KBR,” the “Company,” “we” or “us”). By executing and returning the enclosed proxy or by following the enclosed voting instructions, you authorize the persons named in the proxy to represent you and vote your shares on the matters described in the Notice of Annual Meeting of Stockholders.

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-served basis and no guests will be admitted. Registration will begin at 8:00 a.m. CT, and the meeting will begin at 9:00 a.m CT. Please note that you may be asked to present valid picture identification, such as a driver’s license or passport, when you check in at the registration desk.

If you hold your shares in “street name” (that is, through a broker or other nominee), you are required to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

If you attend the meeting, you may vote in person. If you are not present, your shares can be voted only if you have followed the instructions for voting via the Internet or by telephone or returned a properly executed proxy, and in these cases, your shares will be voted as you specify. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke the authorization given in your proxy at any time before the shares are voted at the meeting.

The record date for determination of stockholders entitled to vote at the meeting is Thursday, March 22, 2018. KBR’s common stock, par value $0.001, is the only class of capital stock that is outstanding. As of March 22, 2018, there were 140,571,869 shares of common stock outstanding. Each of the outstanding shares of common stock is entitled to one vote on each matter submitted to the stockholders for a vote at the meeting. A complete list of stockholders entitled to vote will be kept at our offices at the address specified below for ten days prior to, and will be available at the meeting.

Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting. Except as set forth below, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Except as set forth below, shares for which a holder has elected to abstain on a matter will count for purposes of determining the presence of a quorum and will have the effect of a vote against the matter.

Directors are elected by a majority of votes cast (the number of shares voted “for” a candidate must exceed the number of shares voted “against” the candidate). Shares present but not voting on the election of directors will be disregarded, except for quorum purposes, and will have no legal effect.

The election inspectors will treat shares held in street name that cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares, known as broker non-vote shares, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the outcome of any matter for which the broker does not have discretionary authority to vote, however, those shares will not have any effect on that matter. Those shares may be entitled to vote on other matters for which brokers may exercise their own discretion.

The proxy solicitor, the election inspectors, and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not employees of KBR.

This proxy statement, the form of proxy, and voting instructions are being made available to stockholders on or about April 2, 2018, at www.proxyvote.com. You may also request a printed copy of this proxy statement and the form of proxy by any of the following methods: (a) telephone at 1-800-579-1639; (b) Internet at www.proxyvote.com; or (c) e-mail at sendmaterial@proxyvote.com. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2017, is being made available at the same time and by the same methods. The Annual Report is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

Our principal executive office is located at 601 Jefferson Street, Suite 3400, Houston, Texas 77002 and our website address is www.kbr.com. Information contained on our website, including information referred to in this proxy statement, is not to be considered as part of the proxy solicitation material and is not incorporated into this proxy statement.

2018 | PROXY STATEMENT	15

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ELECTION OF DIRECTORS

At our 2018 Annual Meeting of Stockholders, nine directors are to be elected to hold office until the 2019 Annual Meeting of Stockholders. All directors are elected annually, with each nominee standing for election to a one-year term. The members of our Board of Directors hold office until their successors are elected and qualified or until their earlier resignation or removal. The size of our Board of Directors is currently set at ten members. Mr. Curtiss has elected to retire and is not standing for re-election.

Each nominee has indicated his or her willingness to serve, if elected. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as we may designate. We have no reason to believe that any of the nominees will be unable to serve if elected. If a quorum is present, the nominees for director receiving the majority of votes will be elected directors.

OUR BOARD

A top priority of the Board and the Nominating and Corporate Governance Committee is ensuring that the Board of Directors is composed of directors who bring a variety of skills relevant to our business, provide expertise that is useful to KBR and complementary to the background and experience of other Board members, and effectively represent the long-term interests of our stockholders. Below is a summary of our Board of Directors qualifications.

KBR's Board of Directors from top left: James Blackwell, Jack Moore, Jeffrey Curtiss, Umberto della Sala, General Lester Lyles, USAF (Ret.), Mark Baldwin, General Wendy Masiello, USAF (Ret.), Stuart Bradie, Loren Carroll, and Ann Pickard.

2018 | PROXY STATEMENT	16

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20's
30's
40's
50's
60's
70's
64
Average Age
10+ years
3
5YR Average Tenure
0-3 years
2
5
3-5 years
Average Tenure
20%
WOMEN
Audit
Executive Sessions
Compensation
NCG
HSSE&SR
10
6
6
4
2
Meetings Held in 2017
Independent Chairman
2 Generals
7 Stars Combined
Technology
Engineering
Space
48
107
25
Total Years of Industry Experience
166
90
Government
Oil and Gas
Key Qualifications And Skills
7
Financial Expertise
10
Leadership
10
Risk Management
10
Industry Experience
3
Government
10
Global Experience

2018 | PROXY STATEMENT	17

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For additional information regarding the qualifications the Nominating and Corporate Governance Committee and the Board consider in the nomination process, see “Corporate Governance — Nominating and Corporate Governance Committee — Qualifications of Directors.”

The Board of Directors recommends that you vote FOR the election of all the director nominees listed below. Properly dated and signed proxies, and proxies properly submitted over the Internet and by telephone, will be so voted unless stockholders specify otherwise.

Directors are elected by a majority of votes cast (the number of shares voted “For” a candidate must exceed the number of shares voted “Against” the candidate). Shares present but not voting on the election of directors will be disregarded, except for quorum purposes, and will have no effect on the election of directors.

The following biographical information is furnished with respect to each of the director nominees for election at the meeting. The information includes age as of March 22, 2018, present position, if any, with KBR, period served as director, and other business experience during at least the past five years.

Nominees for Director – Term Ending 2018

Mark E. Baldwin

Director since: October 2014

Age: 64

Board Committees: Audit Committee (Chair) and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: Nine Energy Service, Inc. (Audit Chair) and TETRA Technologies, Inc. (Audit Chair)

Key Qualifications and Skills:

Prior Business Experience

•

Executive Vice President and Chief Financial Officer of Dresser-Rand Group, Inc.

•

Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC Inc.

•

Operating Partner at First Reserve Corporation

•

Executive Vice President and Chief Financial Officer for NextiraOne

•

Chairman of the Board and Chief Executive Officer for Pentacon Inc.

•

Variety of finance and operations positions with Keystone International Inc., including Treasurer, Chief Financial Officer, and President of the Industrial Valves and Controls Group

Education

•

B.S. (Mechanical Engineering), Duke University

•

M.B.A, Tulane University

•

Graduate of the Stanford Executive Program

James R. Blackwell

Director since: August 2014

Age: 59

Board Committees: Compensation Committee and Nominating and Corporate Governance Committee

Other Public Company Boards: None

Current Memberships: Harbour Energy Ltd. (Director)

Previous Memberships: Center for Strategic and International Studies (“CSIS”) U.S.-Association of Southeast Asian Nations Strategy Commission (Commissioner); CSIS U.S.-China Policy Advisory Roundtable (Member); National Action Council for Minorities in Engineering, Inc. (Director); National Bureau of Asian Research (Director); and Saint Mary’s College of California (Trustee)

Key Qualifications and Skills:

Prior Business Experience

•

Executive Vice President, Technology and Services for Chevron

•

President, Chevron Asia Pacific Exploration and Production Company

•

Various positions of increasing responsibility following start of career as an offshore roustabout for Gulf Oil

Education

•

B.S. (Biology and Environmental Technology), University of Southern Mississippi

•

M.S. (Petroleum Engineering), Tulane University

•

Graduate of the Columbia Senior Executive Program

Finance	Leadership	Risk Management	Industry / Market	Government	Global

2018 | PROXY STATEMENT	18

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Stuart J. B. Bradie

President and Chief Executive Officer for KBR, Inc. since: June 2014

Director since: October 2014

Age: 51

Board Committees: None (the CEO may not serve on any committees of the Board)

Other Public Company Boards: None

Key Qualifications and Skills:

Prior Business Experience

•

Group Managing Director – Operations and Delivery for WorleyParsons

•

Managing Director across Europe, Africa, Asia and the Middle East for WorleyParsons

•

Managing Director for PT Kvaerner Indonesia

•

Country Manager for Kvaerner Philippines

•

Global experience across over 40 countries in the hydrocarbons, mining and chemicals, power and infrastructure sectors

Education

•

B.S. (Mechanical Engineering), Aberdeen University

•

M.B.A, Edinburgh Business School, Heriot Watt University

Loren K. Carroll

Chairman of the Board

Director since: April 2007

Age: 74

Other Public Company Boards: None

Previous Memberships: CGG (Audit) and Forest Oil Corporation (NCG Chair and Compensation)

Key Qualifications and Skills:

Prior Business Experience

•

Independent Consultant and Business Advisor (current)

•

President and Chief Executive Officer of M-I SWACO

•

Executive Vice President and Chief Financial Officer of Smith International, Inc.

•

Managing Partner with Arthur Andersen & Co.

Education

•

B.S. (Accounting), California State University

Umberto della Sala

Director since: January 2015

Age: 69

Board Committees: Compensation Committee and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: Trevi Finanziaria Industriale SPA

Current Memberships: Ansaldo Energia SPA (Director); Fondo FSI SGR (Industrial Partner); and Kedrion SPA (Director)

Previous Memberships: Ansaldo Energia SPA (Chairman); Foster Wheeler AG (Director); and Stork Technical Services (Supervisory Board)

Key Qualifications and Skills:

Prior Business Experience

•

President and Chief Operating Officer for Foster Wheeler AG

•

Interim Chief Executive Officer for Foster Wheeler AG

•

Various positions of increasing responsibility following start of career as process engineer of Foster Wheeler’s environmental division

Education

•

Laurea in Chemical Engineering from Politecnico di Milano

Finance	Leadership	Risk Management	Industry / Market	Government	Global

2018 | PROXY STATEMENT	19

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General Lester L. Lyles, USAF (Ret.)

Director since: November 2007

Age: 71

Board Committees: Health, Safety, Security, Environment and Social Responsibility Committee (Chair) and Compensation Committee

Other Public Company Boards: General Dynamics Corporation (Audit)

Current Memberships: Battelle Memorial Institute (Director); NASA Advisory Council (Member); and United Services Automobile Association (Chair)

Previous Memberships: Defense Science Board in the Pentagon (Member); International Security Advisory Board at the U.S. Department of State (Member); Precision Castparts Corp. (Director); and President’s Intelligence Advisory Board in the White House (Member)

Key Qualifications and Skills:

Prior Business Experience

•

Independent Consultant (current)

•

Retired Four-Star General of the U.S. Air Force

•

Commander of the U.S. Air Force Materiel Command

•

Vice Chief of Staff of the Headquarters of the U.S. Air Force

•

Director of the Ballistic Missile Defense Organization

•

Commander of the Space and Missile Systems Center

Education

•

B.S. (Mechanical Engineering), Howard University

•

M.S. (Mechanical and Nuclear Engineering), Air Force Institute of Technology Program, New Mexico State University

•

Defense Systems Management College, Fort Belvoir, Virginia

•

Armed Forces Staff College, Norfolk, Virginia

•

National War College, Fort Lesley J. McNair, Washington, D.C.

•

National and International Security Management Course at Harvard University

•

Honorary Doctor of Laws degrees from New Mexico State University and Urbana University

•

Inducted into the National Academy of Engineering

General Wendy M. Masiello, USAF (Ret.)

Director since: August 2017

Age: 59

Board Committees: Audit Committee and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: None

Current Memberships: National Contract Management Association (Board of Advisors) and Public Spend Forum (Board of Advisors)

Key Qualifications and Skills:

Prior Business Experience

•

Independent Consultant (current)

•

Retired Three-Star General of the U.S. Air Force

•

Director of the Defense Contract Management Agency

•

Deputy Assistant Secretary (Contracting), Office of the Assistant Secretary of the Air Force for Acquisition

•

Program Executive Officer for the Air Force’s $30 billion Service Acquisition portfolio

•

Deployment to Iraq to lead contracting support for military forces in Iraq and Afghanistan

Education

•

B.B.A. (Marketing), Texas Tech University

•

M.S. (Logistics Management), Air Force Institute of Technology

•

Defense Systems Management College, Fort Belvoir, Virginia

•

M.S. (National Resource Strategy), Industrial College of the Armed Forces, Fort Lesley J. McNair, Washington, D.C.

•

Senior Acquisition Course, Industrial College of the Armed Forces, Fort Lesley J. McNair, Washington, D.C.

•

Joint and Combined Warfighting School, Joint Forces Staff College, Norfolk, Virginia

•

Harvard Kennedy School’s Senior Managers in Government

Finance	Leadership	Risk Management	Industry / Market	Government	Global

2018 | PROXY STATEMENT	20

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Jack B. Moore

Director since: January 2012

Age: 64

Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee

Other Public Company Boards: Occidental Petroleum Corporation; ProPetro Holding Corp.; and Rowan Companies plc

Current Memberships: MAM (Director); United Way of Greater Houston (Executive Committee); and University of Houston System Board of Regents (Member)

Previous Memberships: American Petroleum Institute (Director); Cameron International Corporation (Chair); and University of Houston’s Board of Visitors (Director)

Key Qualifications and Skills:

Prior Business Experience

•

President and Chief Executive Officer for Cameron International Corporation

•

President and Chief Operating Officer for Cameron International Corporation

•

President, Western Hemisphere of Drilling & Production Systems group for Cameron International Corporation

•

Vice President and General Manager, Western Hemisphere of Drilling & Production Systems group for Cameron International Corporation

•

Various management positions at Baker Hughes Incorporated

Education

•

B.B.A., University of Houston

•

Graduate of the Advanced Management Program at Harvard Business School

Ann D. Pickard

Director since: December 2015

Age: 62

Board Committees: Audit Committee and Health, Safety, Security, Environment and Social Responsibility Committee

Other Public Company Boards: Woodside Petroleum Ltd. (Sustainability Chair)

Current Memberships: The University of Wyoming Foundation (Budget/Audit) and Chief Executive Women (Member)

Previous Memberships: Advisory Council of the Eurasia Foundation (Member); Catalyst (Board of Advisors); Global Agenda Council on the Arctic for the World Economic Forum (Member); and Westpac Banking Corporation (Director)

Key Qualifications and Skills:

Prior Business Experience

•

Executive Vice President, Arctic for Royal Dutch Shell plc

•

Executive Vice President, Exploration and Production for Royal Dutch Shell plc

•

Country Chair, Australia for Royal Dutch Shell plc

•

Regional Executive Vice President, Sub Saharan Africa for Royal Dutch Shell plc

•

Director, Global Businesses and Strategy and a member of the Shell Gas & Power Executive Committee for Royal Dutch Shell plc

•

11-year tenure with Mobil prior to its merger with Exxon

•

Significant business experience throughout South America, Australia, the countries of the former Soviet Union, the Middle East, and Africa

Education

•

B.A., University of California San Diego

•

M.A., University of Pennsylvania

Finance	Leadership	Risk Management	Industry / Market	Government	Global

2018 | PROXY STATEMENT	21

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The Following Director with a Term Ending in 2018 is Retiring and Elected Not to Stand for Re-Election

Jeffrey E. Curtiss

Director since: November 2006

Age: 69

Board Committees: Nominating and Corporate Governance Committee (Chair) and Audit

Other Public Company Boards: None

Current Memberships: CFA Society of Houston (President)

Previous Memberships: Houston Chapter of Financial Executives International (Director)

Key Qualifications and Skills:

Prior Business Experience

•

Private Investor (current)

•

Senior Vice President and Chief Financial Officer of Service Corporation International

•

Senior Vice President and Chief Financial Officer of Browning-Ferris Industries, Inc.

Education

•

Law degrees from two universities

•

CPA, Colorado

•

CFA charterholder

Finance	Leadership	Risk Management	Industry / Market	Government	Global

2018 | PROXY STATEMENT	22

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Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information, as of March 15, 2018, regarding the beneficial ownership of KBR’s common stock by persons known by KBR to beneficially own more than five percent of its outstanding common stock, each director or nominee, each of the named executive officers referenced in the Summary Compensation Table contained in this Proxy Statement, and all directors and executive officers as a group. Information regarding five percent stockholders in the table and footnotes is based on the most recent Statement on Schedule 13G or 13D or amendment thereto filed by each such person with the Securities and Exchange Commission (the “SEC”), except as otherwise known to KBR. To our knowledge, except as otherwise noted in the footnotes to this table or as provided by applicable community property laws, each individual has sole voting and investment power with respect to the shares of common stock listed in the second column below as beneficially owned by the individual.

Name and Address of Beneficial Owner(1)	Shares of KBR Common Stock Beneficially Owned
	Number of Shares	(2)	Percentage of Class
BlackRock, Inc.(3) 55 East 52nd Street, New York City, New York 10055	14,740,863		10.5%
The Vanguard Group(4) 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	12,766,260		9.11%
FMR LLC(5) 245 Summer Street, Boston, Massachusetts 02210	10,900,979		7.771%
Stuart J. B. Bradie(6)(7)	324,056		*
Brian K. Ferraioli(6)	61,209		*
K. Graham Hill(6)(7)	70,714		*
J. Jay Ibrahim(6)(7)	53,892		*
Farhan Mujib(6)(7)	161,033		*
Mark W. Sopp(6)(7)	25,012		*
Mark E. Baldwin(6)(7)	28,329		*
James R. Blackwell(6)(7)	27,740		*
Loren K. Carroll(6)(7)	53,024		*
Jeffrey E. Curtiss(6)(7)	64,190		*
Umberto della Sala(6)(7)	22,551		*
Lester L. Lyles(6)(7)	43,599		*
Wendy M. Masiello(6)(7)	5,587		*
Jack B. Moore(6)(7)	34,043		*
Ann D. Pickard(6)(7)	20,810		*
All directors and executive officers as a group (19 persons)(6)(7)(8)	1,096,372		*
*

Less than one percent (1%).

(1)

The address of each of the named executive officers and directors is c/o KBR, Inc., 601 Jefferson Street, Suite 3400, Houston, Texas 77002.

(2)

Beneficial ownership means the sole or shared power to vote, or to direct the voting of, shares of KBR common stock, or investment power with respect to KBR common stock, or any combination of the foregoing. Each director and executive officer and the directors and executive officers as a group beneficially own less than 1% of the outstanding shares of KBR common stock.

(3)

Based solely on a Schedule 13G filed January 19, 2018, BlackRock, Inc. is deemed to be the beneficial owner of 14,740,863 shares as a result of being a parent holding company or control person in accordance with §240.13d-1(b)(1)(ii)(G).

(4)

Based solely on a Schedule 13G filed February 9, 2018, The Vanguard Group is deemed to be the beneficial owner of 12,766,260 shares as a result of being an investment adviser in accordance with §240.13d-1(b)(1)(ii)(E).

(5)

Based solely on a Schedule 13G filed March 12, 2018, FMR LLC is deemed to be the beneficial owner of 10,900,979 shares as a result of being a parent holding company in accordance with §240.13d-1(b)(1)(ii)(G).

(6)

Includes the following shares of restricted stock and/or restricted stock units that have vested or will vest on or before May 14, 2018: Mr. Bradie, 200,880; Mr. Ferraioli, 61,209; Mr. Hill, 43,341; Mr. Ibrahim, 31,702; Mr. Mujib, 70,339; Mr. Sopp, 10,012; Mr. Baldwin, 28,329; Mr. Blackwell, 27,740; Mr. Carroll, 53,024; Mr. Curtiss, 64,190; Mr. della Sala, 22,551; General Lyles, 43,599 (4,269 of which were deferred into the nonqualified elective deferral plan for non-executive directors); General Masiello, 5,587; Mr. Moore, 34,043; Ms. Pickard, 20,810; and all executive officers as a group, 215,471. Includes the following shares that may be acquired upon the exercise of options that are exercisable or will become exercisable on or before May 14, 2018: Mr. Bradie, 123,176; Mr. Hill, 27,373; Mr. Ibrahim, 22,190; Mr. Mujib, 90,694; and all executive officers as a group, 241,972. Includes 15,000 shares of common stock purchased by Mr. Sopp on March 7, 2017, and March 8, 2017.

(7)

Does not include the following shares of restricted stock units as to which the holder has no voting power and no investment power, but which convert to common stock on a 1-to-1 ratio upon vesting, which for some restricted stock units requires that certain performance measures be met: Mr. Bradie, 289,392; Mr. Ibrahim, 36,683; Mr. Mujib, 61,733; Mr. Sopp, 49,398; and all executive officers and directors as a group, 705,480.

(8)

All directors and executive officers as a group refers to the current 10 directors (General Masiello, Ms. Pickard, and Messrs. Baldwin, Blackwell, Bradie, Carroll, Curtiss, della Sala, Lyles, and Moore) and the current 9 executive officers, excluding Mr. Bradie (Ms. Akerson and Messrs. Bright, Carney, Conlon, Derbyshire, Ibrahim, Mackey, Mujib, and Sopp).

2018 | PROXY STATEMENT	23

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Executive Officers

The following biographical information is furnished with respect to each of KBR’s executive officers. The information includes age as of March 22, 2018, present position, KBR employment history, and other business experience.

Eileen G. Akerson

Executive Vice President and General Counsel

Current Position since: November 2014

Joined KBR in: 1999

Age: 52

Prior Business Experience

•

KBR Senior Vice President, Commercial responsible for project commercial management and oversight of the review and approval process for significant transactions and joint venture relationships

•

KBR Vice President – Legal & Chief Counsel responsible for managing the legal functions for the Hydrocarbons Business Group

•

KBR advisor and counselor to senior management on company policies affecting ethics and compliance matters

•

Attorney for Spriggs & Hollingsworth in Washington D.C.

Education

•

B.A., Catholic University of America

•

J.D., Catholic University of America Columbus School of Law

•

Member of the bars of Texas, Connecticut and the District of Columbia

W. Byron Bright, Jr.

President, KBRwyle

Current Position since: May 2017

Joined KBR in: 2010

Age: 44

Prior Business Experience

•

KBR Senior Vice President of Operations for U.S. Government Services

•

KBR Vice President of Business Development for U.S. Government Services

•

Supported the government services business at Jacobs Engineering Group Inc.

•

Officer in the U.S. Air Force primarily working in the Developmental Test and Engineering career field supporting weapons development and rotary wing aircraft flight testing

Education

•

B.S. (Engineering and Mechanics), distinguished graduate, U.S. Airforce Academy

•

M.S. (Mechanical Engineering), Georgia Institute of Technology

•

Graduated from the U.S. Air Force Test Pilot School and has flown in over 25 different aircraft as a Flight Test Engineer

Raymond L. Carney

Vice President and Chief Accounting Officer

Current Position since: May 2017

Joined KBR in: 2017

Age: 50

Prior Business Experience

•

Chief Accounting Officer and Vice President of Exterran Corporation

•

Chief Accounting Officer, Vice President and Controller of Dresser-Rand Group Inc.

•

Group Controller for Global Rolled Products, Hard Alloy Extrusions and Asia of Alcoa Inc.

•

Manager of Financial Transactions of Alcoa Inc.

•

Various leadership positions at EY responsible for client projects including public filings, acquisitions and audit engagements

Education

•

B.S. (Accounting), Pennsylvania State University

•

Certified Public Accountant

Gregory S. Conlon

Executive Vice President and Chief Development Officer

Current Position since: February 2018

Joined KBR in: 2016

Age: 49

Prior Business Experience

•

KBR President, Asia-Pacific (“APAC”) responsible for Engineering & Construction (“E&C”) and Government Services (“GS”) in this region

•

KBR President, E&C APAC

•

Executive Vice President leading business development globally for the WorleyParsons Services business line, the largest business within WorleyParsons

•

Mr. Conlon has over 25 years of experience in the E&C business, with global experience across a range of subsectors from hydrocarbons to specialist infrastructure.

•

Throughout his career, Mr. Conlon pursued challenging project execution and management opportunities in the energy and resources sector and held positions in Australia, Canada, China, Indonesia, Singapore, Thailand, and the United Kingdom.

Education

•

B.S. (Mechanical Engineering), Royal Melbourne Institute of Technology

2018 | PROXY STATEMENT	24

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John T. Derbyshire

President, Technology & Consulting

Current Position since: May 2011

Joined KBR in: 2008

Age: 67

Prior Business Experience

•

KBR President, Technology responsible for KBR’s global technology licensing business, delivering technology, proprietary equipment, engineering, and consulting services to the refining, petrochemical, coal monetization, and synthesis gas segments

•

KBR Senior Vice President, Commercial Management for the Technology Business Unit

•

Vice President and General Manager of Invensys Process Systems global solutions business

•

Various executive leadership roles at Aspen Technology

•

Vice President, Sales and Marketing at ABB Process Automation

Education

•

B.S. (Chemical Engineering), University of Salford in the United Kingdom

J. Jay Ibrahim

President, Europe, Middle East and Africa and Asia-Pacific

Current Position since: February 2018

Joined KBR in: 2015

Age: 57

Prior Business Experience

•

KBR President, Europe, Middle East and Africa (“EMEA”) responsible for E&C and GS in this region

•

KBR President, E&C EMEA

•

Mr. Ibrahim has over 22 years of E&C and GS experience across the globe, having served in a variety of engineering, project management, business development, and business management roles for Parsons E&C/WorleyParsons.

•

Mr. Ibrahim brings to KBR a wealth of senior project and construction management experience within the hydrocarbon, infrastructure, and government services sectors as well as broad experience in complex contract negotiations, business analysis, and long-range strategic planning in both domestic and international markets.

Education

•

B.S. (Mechanical Engineering), Wichita State University

•

M.S. (Mechanical Engineering), Wichita State University

•

Diploma in Advanced Management, Harvard University

Ian J. Mackey

Executive Vice President, Chief Corporate Officer

Current Position since: January 2016

Joined KBR in: 2015

Age: 52

Prior Business Experience

•

KBR Executive Vice President, Global Human Resources

•

Global People Director at WorleyParsons Services where he was responsible for the overall strategy and delivery of all human resources activities for the company

•

Director of Human Resources at Carillion PLC

Education

•

Ashridge Management College – Tarmac Executive Programme

•

Carillion Accelerated Leadership Programme – Corporate Top 20 Development Programme

Farhan Mujib

President, E&C Americas

Current Position since: October 2016

Joined KBR in: 1988

Age: 54

Prior Business Experience

•

KBR Executive Vice President, Commercial

•

KBR Executive Vice President, Operations

•

During his 30-year career with KBR, Mr. Mujib has worked in Africa, Australia, Asia, Europe, the Americas, and the Middle East, employing his in-depth knowledge of international project requirements, cultural sensitivities, and business practices to manage a number of major developments.

Education

•

B.S. (Civil Engineering), University of Engineering and Technology in Lahore, Pakistan

•

Master of Engineering from the Asian Institute of Technology in Bangkok, Thailand

•

M.B.A., Macquarie University in Sydney, Australia

•

Fellow, Institution of Engineers, Australia

•

Chartered Professional Engineer

2018 | PROXY STATEMENT	25

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Mark W. Sopp

Executive Vice President and Chief Financial Officer

Current Position since: February 2017

Joined KBR in: 2017

Age: 52

Prior Business Experience

•

Chief Financial Officer and Executive Vice President for Leidos Holdings, Inc., previously Science Applications International Corporation, one of the largest publicly-traded government contractors in the U.S. with significant technically-focused commercial professional services operations, including serving energy markets

•

Various executive positions with Titan Corporation, also involved in government contracting and commercial business areas

Education

•

B.S. (Accounting), New Mexico State University

•

Completed the Executive Program at UCLA Anderson School

KBR provided engineering and procurement support services for the Glen Lyon floating production, storage and offloading vessel ("FPSO"), one of the largest harsh water FPSO ships in the world, anchored in the North Sea.

2018 | PROXY STATEMENT	26

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Corporate Governance

CORPORATE GOVERNANCE MATERIALS

We are committed to good corporate governance and to effective communication with our stockholders. The roles, duties and responsibilities of the Board of Directors and each committee of the Board of Directors are summarized below. To ensure that our stockholders have access to our governing documents, we provide copies of our Code of Business Conduct and Corporate Governance Guidelines and the charters of each of the committees of our Board of Directors on our website at www.kbr.com. Copies will be provided to any stockholder who requests them by writing to our Investor Relations Department at: 601 Jefferson Street, Suite 3400, Houston, Texas 77002.

ROLE OF THE BOARD OF DIRECTORS

The Board of Directors represents the interests of our stockholders in perpetuating a successful business. It is the responsibility of the Board of Directors to provide oversight of the effectiveness of management’s policies and decisions, including the execution of its strategies, with a commitment to enhancing stockholder value over the long term. To this end, Board members are expected to act in the best interests of all stockholders, be knowledgeable about our businesses, exercise informed and independent judgment and maintain an understanding of general economic trends and conditions as well as trends in corporate governance. In addition, it is our Board’s policy that Board members are expected to make every effort to attend the meetings of the Board and committees of the Board upon which they serve, as well as stockholder meetings. All of KBR’s directors attended greater than 75% of the aggregate of all meetings of the Board and of committees on which they served during the periods that they served during 2017.

Our Corporate Governance Guidelines provide that all Directors should attend our annual stockholder meetings, and all of our directors attended (in person or via teleconference) our 2017 Annual Meeting of Stockholders.

INDEPENDENCE STANDARDS

At this time, all of our directors are independent, as set forth in our Corporate Governance Guidelines and outlined below, except our President and Chief Executive Officer, Mr. Bradie, who does not qualify as an independent director.

A director will be considered independent under our Corporate Governance Guidelines if he or she:

•

has no material relationship with KBR;

•

has not been employed by us or any affiliate of ours during the preceding three years, and no member of the director’s immediate family has been employed as an executive officer of ours or any of our affiliates during the preceding three years;

•

has not received, and does not have an immediate family member who has received, during any twelve-month period within the preceding three years, more than $100,000 in direct compensation from KBR, other than director’s fees, committee fees or pension or deferred compensation for prior service;

•

is not a partner or an employee of KBR’s independent auditor, and was not during the past three calendar years a partner or employee of KBR’s independent auditor who personally worked on KBR’s audit;

•

does not have an immediate family member who is a partner of KBR’s independent auditor or an employee of KBR’s independent auditor who participates in that firm’s audit, assurance or tax compliance (but not tax planning) practice or was during the past three calendar years a partner or employee of KBR’s independent auditor who personally worked on KBR’s audit;

•

is not a current employee and does not have an immediate family member who is a current executive officer of any company that has made payments to, or received payments from, KBR or any of its affiliates in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; and

•

has not (and has not had a family member who) within the preceding three years served as an executive officer with a company for which a KBR executive served on its compensation committee.

The definition of independence and compliance with this policy will be reviewed periodically by the Nominating and Corporate Governance Committee. All directors complete independence questionnaires at least annually, and our Board makes determinations of the independence of its members under the listing standards of the NYSE and the SEC requirements for Audit Committee members. Our Board believes that its membership should include no more than two directors who are also employees of KBR. While this number is not an absolute limitation, other than the Chief Executive Officer, who should at all times be a member of the Board, employee directors should be limited only to those officers whose positions or potential make it appropriate for them to sit on the Board.

2018 | PROXY STATEMENT	27

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BOARD OF DIRECTORS LEADERSHIP STRUCTURE

Since March 31, 2014, Mr. Carroll, the Company’s former Lead Director, began serving as non-executive Chairman of the Board. Our non-executive Chairman leads the Board. Mr. Carroll has significant board experience, as described in his biographical information in this proxy statement, and works closely with Mr. Bradie and the Board on risk oversight and governance matters. Prior to being non-executive Chairman of the Board, Mr. Carroll served as the Company’s Lead Director, as well as Chairman of the Nominating and Corporate Governance Committee, since 2012, and a director since April 2007. Our CEO is responsible to the Board for the overall management and functioning of the Company.

KBR’s Corporate Governance Guidelines provide for the Chairman of the Board, if the Chairman of the Board is independent, to perform a strong role in the leadership of the Board, as follows:

•

The Chairman of the Board presides at executive sessions of the non-executive directors at each regular Board meeting and sets the agenda for these sessions.

•

The Chairman of the Board approves meeting agendas for each regular Board and committee meeting and approves the information to be sent to the directors with respect to each meeting.

•

The Chairman of the Board presides at the executive session of the Board to evaluate the performance of our CEO. In addition, he has a key role in communicating to the CEO, after approval by the Compensation Committee, the evaluation and compensation of the CEO for the next full year and the results of the Board’s review and approval of management succession plans and development programs.

KBR’s Corporate Governance Guidelines provide for the following checks and balances regarding the role of the CEO:

•

The CEO may not serve on any committees of the Board, as only non-executive directors may do so.

•

One of the elements of the CEO’s evaluation is the extent to which he keeps the Board informed on matters affecting the Company and its operating units.

•

At least two-thirds of the Board must be independent directors. In practice, our CEO has been the only executive director at KBR since its inception as an independent public company. Each of our other directors is independent, as defined under the listing standards of the NYSE.

KBR’s Board of Directors has determined that its current leadership structure is appropriate as of the date of this proxy statement, given the complexity and global nature of KBR’s business and the risks inherent in our business. The Board believes that Mr. Carroll, acting in his role as non-executive Chairman, is well positioned to facilitate communications with the Board of Directors and stockholders about our complex business. During Mr. Carroll’s service on the Board, KBR’s business has undergone significant transformation, including reorganization into more strategically-aligned business groups and evolution from a wholly owned subsidiary with significant support from its parent company into an independent operating company.

RISK OVERSIGHT ROLE OF THE BOARD OF DIRECTORS

KBR’s Board of Directors considers risk oversight to be an integral part of its role, and discussions regarding risks faced by the Company are part of its meetings and deliberations throughout the year. As part of the implementation of KBR’s strategic expansion, KBR’s management improved its enterprise risk management system to provide greater executive oversight for managing risks and provided semi-annual reports to the Board regarding significant strategic, operational, financial, and hazard risks determined by management to have a potential significant impact on the Company as a whole. The risk report involves both current and emerging risks and is the culmination of a process involving input from all business groups and executive leadership. Management’s assessment of risk included specific strategic, operational, financial and hazard risks, the perceived trend for each of those specific risks — whether increasing, decreasing or stable — and the measures being taken to monitor and mitigate those risks.

In addition to the enterprise risk management process described above, the Board also engages in risk oversight through the project approval process, whereby projects reaching a threshold level of expected revenues require Board approval. Fixed-price contracts have a lower threshold level than reimbursable-type contracts because of their potential price and financial risks. In reviewing projects, the Board is presented with management’s assessment of a particular project’s cost exposure associated with operations risk, liabilities and funding risks, among others. In this manner, KBR’s Board is engaged in risk oversight at the outset of the largest projects, which could have a material effect on KBR’s operations and financial condition.

The Board also engages in risk oversight through the approval of acquisitions proposed by management where the purchase consideration exceeds a certain threshold. The review conducted by the Board includes presentations by management regarding the strategic fit of the acquired business within the Company’s existing operations and offerings; the commercial, legal, and financial risks identified in the diligence process, among others, and the measures to be implemented by management to mitigate those risks; the valuation analysis and projected returns on investment; agreement terms, including conditions to close, ability to terminate and terms of indemnification protection; details on the planned integration, including budgets and employee resources; and metrics identified for measuring the success of the acquisition. In this process, the Board engages in oversight of the various risks associated with acquiring and integrating new businesses, which, if not successfully performed, could have a material effect on KBR’s operations and financial condition. The Board is also engaged in risk oversight through regular reports from its Audit Committee. The Audit Committee is charged with reviewing with management the Company’s major financial risk exposures, as well as other areas of risk exposure if requested to do so by the Board, and the steps management has taken to monitor and mitigate those exposures. The Audit Committee receives periodic reports from management on these areas of potential exposure, including litigation, liquidity and capital resources, financial reporting and disclosures, regulatory and tax risks, among others. The Audit Committee also receives in-depth periodic reports from management regarding specific processes designed to monitor and manage risk, such as internal controls testing program development and foreign exchange risk management. The Audit Committee also receives periodic reports from management on cyber security measures and assessments

2018 | PROXY STATEMENT	28

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performed on their efficacy. The Audit Committee conducts private sessions with KBR’s Chief Financial Officer, Chief Accounting Officer, Vice President of Internal Audit and General Counsel at each regular meeting and with KBR’s independent auditors at each meeting prior to the release of quarterly and annual results. The Audit Committee Chairman gives a report of the Audit Committee’s activities to the full Board at each regular meeting and in this manner the entire Board is informed of matters that the Audit Committee determines warrant full Board discussion. Additional risk oversight reviews undertaken by the Audit Committee in 2017 are included in the Audit Committee Report on page 70.

Finally, the Health, Safety, Security, Environment and Social Responsibility Committee has the responsibility for the oversight of KBR’s activities in managing its major risk exposures within the health, safety and sustainable development areas. The Health, Safety, Security, Environment and Social Responsibility Committee receives periodic reports from KBR’s Chief HSSE Officer relating to these risk exposures and the Company’s efforts to mitigate those risks.

DIRECTORS’ MEETINGS AND STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board of Directors will meet each year immediately following the Annual Meeting of Stockholders to transact such business as may properly be brought before the meeting. Additional regular meetings of the Board of Directors may be held without notice at such times as the Board of Directors may determine, but shall consist of at least four other regularly scheduled meetings. Special meetings may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Corporate Secretary or a majority of the directors in office. KBR’s Bylaws permit action to be taken without a meeting if all members of the Board of Directors consent to such action in writing or by electronic transmission. During 2017, the Board of Directors held twelve meetings. The Chairman of the Board presides at all Board meetings.

During each regular Board meeting, KBR’s non-executive directors, all of whom have been determined by our Board to be independent under the standards of our Corporate Governance Guidelines and the NYSE, meet in scheduled executive sessions. Our non-executive Chairman of the Board, Mr. Carroll, presides at all executive sessions of the Board. During 2017, the non-executive directors met without management six times.

In addition, each December our non-executive directors meet in executive session to evaluate the performance of our Chief Executive Officer. In evaluating our CEO, the non-executive directors consider qualitative and quantitative elements of the CEO’s performance, including:

•

leadership and vision;

•

integrity;

•

keeping the Board informed on matters affecting KBR and its operating units;

•

performance of the business (including such measurements as total stockholder return and achievement of financial objectives and goals);

•

development and implementation of initiatives to provide long-term economic benefit to KBR;

•

accomplishment of strategic objectives; and

•

development of management.

In addition, the non-executive directors annually review management succession plans and development programs for senior members of executive management. The CEO’s performance evaluation and compensation for the next full year, management succession plans, and development programs will be communicated to the CEO only after review and approval by the Compensation Committee and the full Board of Directors (other than the CEO).

MANAGEMENT SUCCESSION PLANNING

The Board of Directors considers management evaluation and CEO succession planning an important responsibility of the Board. Our Corporate Governance Guidelines, which are available on our website at www.kbr.com/About/Corporate-Governance, provide that the Board’s responsibility for effective governance of the corporation includes reviewing succession plans and management development programs for members of executive management. The Board of Directors, with input from the Nominating and Corporate Governance Committee, the Chairman of the Board, and the CEO, regularly reviews KBR’s succession plan and management development programs for all senior management positions. The review process includes identification of internal candidates, any developmental needs for such candidates, and a determination of whether a search for external candidates would be more appropriate.

Issues relating to CEO succession planning are also addressed regularly, and no less than annually, by the entire Board. This process is led by the non-executive Chairman of the Board on behalf of the non-executive directors. While the Nominating and Corporate Governance Committee performs the initial review of the succession plans and makes recommendations to the Board as necessary, the entire Board has primary responsibility for CEO succession planning and develops both long-term and contingency plans for succession of the CEO. This process necessarily involves the development and review of criteria for the CEO position that reflect the Company’s business strategy and identifying and developing internal candidates or identifying the need for external candidates, as appropriate. Additionally, one of the elements that the CEO is evaluated upon each year by the Compensation Committee is the existence and completeness of a succession plan, including assessment and development of internal candidates for the CEO and top level executive positions. The CEO’s evaluation and compensation for the next full year, including an evaluation of the completeness of aspects of the management succession plans and development programs that are the responsibility of the CEO, are communicated to the CEO by the non-executive Chairman of the Board after review and approval by the Compensation Committee and the full Board of Directors (other than the CEO).

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THE BOARD OF DIRECTORS AND STANDING COMMITTEES OF DIRECTORS

KBR’s Bylaws authorize the Board of Directors to appoint such committees as they deem advisable, with each committee having the authority to perform the duties as determined by the Board. A substantial portion of the analysis and work of the Board is done by standing Board committees. A director is expected to participate actively in the meetings of each committee to which he or she is appointed. At this time, the Board of Directors has four standing committees to which it has delegated certain duties and responsibilities: the Audit Committee, the Compensation Committee, the Health, Safety, Security, Environment and Social Responsibility Committee, and the Nominating and Corporate Governance Committee. Each of the standing committees is comprised entirely of non-executive directors and, in the business judgment of the Board, independent, directors. The members and chairmen of the respective committees are indicated below:

	Age	Director Since	Audit Committee	Compensation Committee	Health, Safety, Security, Environment and Social Responsibility Committee	Nominating and Corporate Governance Committee
Mark E. Baldwin	64	2014
James R. Blackwell	59	2014
Loren K. Carroll	74	2007
Jeffrey E. Curtiss	69	2006
Umberto della Sala	69	2015
Lester L. Lyles	71	2007
Wendy M. Masiello	59	2017
Jack B. Moore	64	2012
Ann D. Pickard	62	2015
Member	Chairman	Chairman of the Board	Financial Expert

The Board of Directors has approved a charter for each of the standing committees, which sets forth the duties and responsibilities delegated to each of the committees by the Board of Directors and governs each of the committee’s actions. The purpose, duties and responsibilities of each committee are briefly described below.

AUDIT COMMITTEE

The Audit Committee currently comprises General Masiello, Ms. Pickard and Messrs. Baldwin and Curtiss. Mr. Baldwin serves as Chairman. The Audit Committee met ten times in 2017.

The Audit Committee reviews and reports to the Board of Directors the scope and results of audits by our principal independent public accountants and our internal auditing staff and reviews with the principal independent public accountants the effectiveness of our system of internal controls. It reviews transactions between us and our directors and officers, our policies regarding those transactions and compliance with our Code of Business Conduct. The Audit Committee also engages our principal independent registered public accounting firm for each fiscal year, reviews the audit and other professional services rendered by our principal independent registered public accounting firm and periodically reviews the independence of our principal independent registered public accounting firm. Additional information about the Audit Committee and its responsibilities is included in the section of this proxy statement entitled “Audit Committee Report” and in the charter of the Audit Committee, which was adopted by the Board of Directors.

AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS

Our Board has determined that each member of its Audit Committee is financially literate and qualifies as an “audit committee financial expert,” as defined in Item 407(d) of Regulation S-K and, as described above, that each member of the Audit Committee is independent, as defined by our Corporate Governance Guidelines, the NYSE’s listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

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COMPENSATION COMMITTEE

The Compensation Committee currently comprises Messrs. Blackwell, della Sala, Lyles and Moore. Mr. Moore serves as Chairman. The Board of Directors has determined that each member of the Compensation Committee is independent as defined in the listing standards of the NYSE. The Compensation Committee met six times during 2017.

The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of our executive officers, establishes and reviews general policies relating to our compensation and benefits and administers the compensation plans described in the Compensation Discussion and Analysis in this proxy statement. The Compensation Committee’s responsibilities include, but are not limited to:

•

evaluating and advising the Board regarding the compensation policies applicable to our executive officers, including guidance regarding the specific relationship of corporate performance to executive compensation;

•

reviewing and recommending to the Board: the corporate goals and objectives relevant to compensation for the CEO; the CEO’s performance in light of these established goals and objectives; the CEO’s compensation, including salary, bonus, incentive and equity compensation based on this evaluation and considering, with respect to the long-term incentive compensation component of the CEO’s compensation, KBR’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the CEO in past years and any other factors it deems relevant;

•

reviewing the CEO’s recommendations with respect to, and approving, the compensation to be paid to KBR’s other executive officers in accordance with the general compensation policies established by the Board;

•

reviewing and making recommendations to the Board with respect to incentive compensation and other stock-based plans;

•

assisting the full Board with respect to the administration of KBR’s incentive compensation and other stock-based plans;

•

maintaining appropriate, regular contact with KBR management;

•

reviewing and discussing with management the “Compensation Discussion and Analysis” and determining whether to recommend to the Board that it be included in KBR’s annual proxy statement or annual report on Form 10-K;

•

preparing and publishing, over the names of the members of the Compensation Committee, an annual executive compensation report as required by the SEC to be included in KBR’s annual proxy statement or annual report on Form 10-K;

•

evaluating its own performance and reviewing the adequacy of its charter, at least annually;

•

reviewing the risk assessment of KBR’s compensation plans to ensure that the programs do not create risks that are reasonably likely to have a material adverse effect on KBR (in 2017, our Compensation Committee determined that our compensation plans do not create risks that are reasonably likely to have a material adverse effect on KBR);

•

approving disclosures and making recommendations to the Board regarding the disclosures on KBR’s Advisory Vote To Approve Named Executive Officer Compensation and the Advisory Vote On The Frequency of Advisory Votes To Approve Named Executive Officer Compensation to be included in KBR’s annual proxy statement or annual report on Form 10-K and to disclose on Form 8-K, if required, the frequency in which KBR will hold the Advisory Vote To Approve Named Executive Officer Compensation;

•

reviewing periodically the compensation paid to non-executive directors (including Board and committee chairpersons) in the form of annual retainers and meeting fees, if any, and making recommendations to the Board regarding any adjustments. In 2017 we performed a compensation review against the benchmark for our directors; and

•

selecting a compensation consultant or other adviser to the Compensation Committee after considering the factors identified by the SEC (as well as any other factors identified by the NYSE) as affecting the independence of such consultant or adviser, including, but not limited to the following:

–

the provision of other services to KBR by the employer of the compensation consultant or other adviser;

–

the amount of fees received from KBR by the employer of the compensation consultant or other adviser, as a percentage of the total revenue of the employer of the compensation consultant or other adviser;

–

the policies and procedures of the compensation consultant or other adviser that are designed to prevent conflicts of interest;

–

any business or personal relationship of the compensation consultant or other adviser with a member of the Compensation Committee;

–

any stock of KBR owned by the compensation consultant or other adviser; and

–

any business or personal relationship of the compensation consultant or other advisor or the compensation consultant or other advisor’s employer with any of the executive officers of KBR.

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HEALTH, SAFETY, SECURITY, ENVIRONMENT AND SOCIAL RESPONSIBILITY COMMITTEE

The Health, Safety, Security, Environment and Social Responsibility Committee currently comprises General Masiello, Ms. Pickard and Messrs. Baldwin, della Sala and Lyles. General Lyles serves as Chairman. The Health, Safety, Security, Environment and Social Responsibility Committee met twice in 2017.

The Health, Safety, Security, Environment and Social Responsibility Committee’s responsibilities include, but are not limited to:

•

reviewing the status of KBR’s health, safety, security, environmental, and social responsibility policies and performance, including processes to ensure compliance with applicable laws and regulations;

•

reviewing KBR’s health, safety, security, environmental, and social responsibility performance to determine consistency with policies and goals;

•

reviewing and providing input to KBR on the management of current and emerging health, safety, security, environmental, and social responsibility issues;

•

overseeing KBR’s activities in managing its major risk exposures within the health, safety, security, environmental, and social responsibility areas;

•

reviewing KBR’s political and charitable contributions and social responsibility activities; and

•

reviewing KBR’s public sustainability report.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee currently comprises Messrs. Blackwell, Curtiss and Moore. Mr. Curtiss serves as Chairman. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee met four times during 2017.

The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:

•

developing, implementing and periodically reviewing KBR’s corporate governance guidelines;

•

developing and implementing a process to assess Board and committee effectiveness;

•

identifying and evaluating individuals qualified to become Board members, consistent with Board-approved criteria, the listing standards of the NYSE and any other applicable law, regulation or rule;

•

performing an annual evaluation of our independent directors;

•

determining the composition of the Board and its committees, including selection of the director nominees for the next annual meeting of stockholders, and changes to the size and composition of the Board or any of its committees; and

•

reviewing succession plans and management development programs for members of executive management and the CEO and providing regular reports on the progress of the succession planning and management development to the Board.

STOCKHOLDER NOMINATIONS OF DIRECTORS

Stockholders may suggest candidates for nomination by the Nominating and Corporate Governance Committee by contacting the Committee in the manner provided below under “Contact the Board.” If selected for nomination by the Nominating and Corporate Governance Committee, as described below under “Process for the Selection of New Directors,” such candidate will be included in KBR’s proxy statement for the annual meeting of stockholders.

Nominations by stockholders may also be made at an annual meeting of stockholders in the manner provided in our Bylaws, although such nominees will not necessarily be included in KBR’s proxy statement. The Bylaws provide that a stockholder entitled to vote for the election of directors may make nominations of persons for election to the Board at a meeting of stockholders by complying with required notice procedures. Nominations shall be made pursuant to written notice to our Secretary at the address set forth on page 81 of this proxy statement and must be received at our principal executive offices not less than ninety (90) days, nor more than one hundred twenty (120) days, prior to the anniversary date of the immediately preceding annual meeting of stockholders. The notice shall set forth the information required by our Bylaws, including:

•

as to each person the stockholder proposes to nominate for election or reelection as a director:

–

the name, age, business address and residence address of the person;

–

the principal occupation or employment of the person;

–

the class and number of shares of KBR common stock that are beneficially owned by the person;

–

all other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

–

such person’s written consent to serve as a director if elected;

–

a description of all direct and indirect compensation and other material monetary or other arrangements between the stockholder and such person; and

–

such person’s completed director’s and officer’s questionnaire and agreement not to enter into certain arrangements; and

•

as to the stockholder giving the notice:

–

the name and record address of the stockholder;

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–

the class and number of shares of KBR common stock that are beneficially owned by the stockholder;

–

a representation that the stockholder intends to appear in person or by proxy at the meeting to propose the nomination;

–

any hedging or other transactions entered into with the effect or intent to mitigate loss to, or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, the stockholder with respect to KBR’s shares; and

–

a representation whether the stockholder intends to solicit proxies from the holders of at least the percentage of common stock required to elect the nominee.

The proposed nominee may be required to furnish other information as KBR may reasonably require to determine the eligibility of the proposed nominee to serve as a director. At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

QUALIFICATIONS OF DIRECTORS

Candidates nominated for election or re-election to the Board of Directors should possess the following qualifications:

•

personal characteristics:

–

highest personal and professional ethics, integrity and values;

–

an inquiring and independent mind;

–

practical wisdom and mature judgment;

•

broad training and experience at the policy-making level in business, government, education or technology;

•

expertise that is useful to KBR and complementary to the background and experience of other Board members so that an optimum balance of members on the Board can be achieved and maintained;

•

willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

•

commitment to serve on the Board for several years to develop knowledge about KBR’s principal operations;

•

willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•

involvement only in activities or interests that do not create a conflict with his or her responsibilities to KBR and its stockholders.

The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the needs of the Board at a given point in time and shall periodically review and update the criteria. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account in considering individual candidates, but KBR does not have a policy with regard to any particular aspect of diversity of its directors.

PROCESS FOR THE SELECTION OF NEW DIRECTORS

The Board is responsible for filling vacancies on the Board. The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates for Board membership made by current Committee and Board members, KBR management, and stockholders. Each of the nominees for director at this meeting is an incumbent director recommended by the non-executive directors. The Committee may also retain an independent executive search firm to identify candidates for consideration. The Nominating and Corporate Governance Committee will also consider candidates nominated by the stockholders in accordance with our Bylaws. A stockholder who wishes to recommend a prospective candidate should notify KBR’s Secretary, as described in this proxy statement.

When the Nominating and Corporate Governance Committee identifies a prospective candidate, the Committee determines whether it will carry out a full evaluation of the candidate. This determination is based on the information provided to the Committee by the person recommending the prospective candidate and the Committee’s knowledge of the candidate.

This information may be supplemented by inquiries to the person who made the recommendation or to others. The preliminary determination is based on the need for additional Board members to fill vacancies or to expand the size of the Board and the likelihood that the candidate will meet the Board membership criteria listed above. The Committee will determine, after discussion with the non-executive Chairman of the Board and other Board members, whether a candidate should continue to be considered as a potential nominee. If a candidate warrants additional consideration, the Committee may request an independent executive search firm to gather additional information about the candidate’s background, experience, and reputation and to report its findings to the Committee. The Committee then evaluates the candidate and determines whether to interview the candidate. Such an interview would be carried out by one or more members of the Committee and others as appropriate. Once the evaluation and interview are completed, the Committee recommends to the Board which candidates should be nominated. The Board makes a determination of nominees after review of the recommendation and the Committee’s report.

CODE OF ETHICS

KBR has adopted a “code of ethics,” as defined in Item 406(b) of Regulation S-K. KBR’s code of ethics, known as the Code of Business Conduct, applies to all directors, officers, and employees of KBR, including, but not limited to, its principal executive officer, principal financial officer, principal accounting officer, and controllers, and also applies to all employees of KBR’s agents. KBR has posted its Code of Business Conduct on its website, www.kbr.com. In addition, KBR intends to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of the Code of Business Conduct that relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K, including the requirements of Item 5.05 of Form 8-K, by posting such information on its website, www.kbr.com. The most recent revisions to the Code of Ethics were approved by the Board of Directors in February 2016.

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CONTACT THE BOARD

To foster better communication with our stockholders, KBR has established a process for stockholders and other interested parties to communicate with the Audit Committee and the Board of Directors. The process has been approved by our Board and its Audit Committee and is designed to meet the requirements of the NYSE and the SEC. You may communicate with our Board of Directors or the non-executive directors via mail (Board of Directors c/o Director of Business Conduct, KBR, Inc., P.O. Box 3406, Houston, Texas 77253-3406), telephone 1-855-231-7512 (toll-free from the U.S. or Canada) or 1-503-619-1884 (calling collect from any other country)), or e-mail (fhoukbrbod@kbr.com). Information regarding these methods of communication is also on our website, www.kbr.com, under “Corporate Governance.”

Our Director of Business Conduct reviews all communications directed to the Audit Committee and the Board of Directors. The Chairman of the Audit Committee is promptly notified of any significant communication involving accounting, internal controls, auditing matters or any other significant communications. Communications addressed to a named director are promptly sent to the director. Communications directed to the non-executive directors are promptly sent to the non-executive Chairman of the Board. A report summarizing the significant communications is sent to each director quarterly, and copies of communications are available for review by any director, except that those designated for the non-executive directors are not available to executive directors. The process has been approved by both the Audit Committee and the Board and is designed to meet the requirements of the NYSE and the SEC. Concerns may be reported anonymously or confidentially.

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Compensation Discussion and Analysis

EXECUTIVE SUMMARY

NAMED EXECUTIVE OFFICERS

This Compensation Discussion and Analysis provides a detailed description of our compensation philosophy, objectives, policies, and practices in place during 2017, and explains the factors considered by the Compensation Committee of our Board of Directors (our “Compensation Committee” or the “Committee”) in making compensation decisions during 2017. This Compensation Discussion and Analysis focuses on the compensation of our Named Executive Officers or “NEOs” for 2017, namely:

Name	Title
Stuart Bradie	President and Chief Executive Officer
Mark Sopp (February 28, 2017 - Present)	Executive Vice President and Chief Financial Officer
Brian Ferraioli (through February 28, 2017)	Executive Vice President and Chief Financial Officer
Farhan Mujib	President, E&C Americas
Graham Hill (retired February 28, 2018)	Executive Vice President, Global Business Development & Strategy
Jay Ibrahim	President, EMEA and APAC

These NEOs, together with the other members of our Senior Executive Management whose compensation is determined by our Compensation Committee and our Board of Directors, are referred to as our “Senior Executive Management.”

FINANCIAL AND PERFORMANCE HIGHLIGHTS

Performance Highlights

In 2017, KBR achieved strong financial results throughout all business segments. Our success in 2017 can be directly attributed to our commitment to staying the course through the continued challenges in the energy industry and natural disasters, like Hurricane Harvey, that affected our business around the world. The Wyle and HTSI acquisitions in the third quarter of 2016 moved KBR's GS business into the highly technical and professional services industry for U.S. clients such as NASA, the Department of Defense and other federal agencies. As a result of these acquisitions, KBR experienced a significant increase in total revenues from contracts with the U.S. government in 2017 as compared to 2016.

In certain hydrocarbon markets we continued to see opportunities, including midstream gas projects such as LNG to satisfy future demand, particularly at locations where major supporting infrastructure already exists (i.e., near existing gas pipelines and electric power grids, port facilities, etc.). Throughout the year we sought to collaborate with our customers in developing these prospects by using integrated teams, from project conceptualization and technical solutions selection through project award and implementation.

2017 was a strong year due to our strategic decisions and performance, which were beyond expectation. Our CEO's focused leadership in a tough economic climate ensured that we persevered with the strategy he implemented in December 2014. Due to our CEO's vision and leadership, we have reached a balanced portfolio of global professional services, program delivery and technologies across the government services and hydrocarbons markets, offering greater stability and predictability, which are reflected in the strong results in 2017. Our efforts, vision and leading enthusiasm were the driving factors behind KBR being well positioned for long-term growth and increased financial stability.

Below are the milestones we achieved in 2017:

•

Our financial results were significantly improved from 2016 due in part to better execution on the remaining legacy fixed price Engineering, Procurement, and Construction (“EPC”) projects that carried into 2017. We have substantially completed the last domestic EPC power project in our non-strategic business segment. This represents the final step in exiting the execution phase of this segment. KBR has also made substantial progress in completing a downstream fixed price EPC project which is tracking for completion during 2018. The above projects incurred charges for loss reserves in late 2016 that have proven to be sufficient throughout 2017.

•

Consistent with our strategy to expand our government services market, the KBRwyle business had noticeable revenue synergy wins in the year. The most impactful win was the Diego Garcia opportunity in which KBR lost previously, but combined with the past practices of KBRwyle, we were able to secure the contract.

•

Our Technology & Consulting (“T&C”) segment has grown backlog and earnings in the year. In particular, the downstream markets for T&C continued to be robust, with olefins and ammonia displaying sustained growth during the year. While our E&C markets continue to be impacted by reduced capital spend, we have remained selective in determining the EPC prospects we pursue. The greater percentage of reimbursable/services mix in our backlog has allowed us to be disciplined in the pursuit of EPC projects in the hydrocarbons markets that are economically attractive to KBR.

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SIGNIFICANT INCREASE IN NET INCOME

		2017	2016
Revenue	2.3%	$4,171 MM	$4,268 MM
Net Income*	966.7%	$442 MM	$(51) MM

* Excluding net income attributable to non-controlling interests of negative $8 million in 2017 and negative $10 million in 2016.

The decrease in consolidated revenues in 2017 was primarily driven by the completion or substantial completion of several projects within our E&C and Non-strategic Business segments. These decreases were offset by an increase in revenues within our GS segment driven by an increase in revenues of $741 million associated with the Wyle and HTSI acquisitions in 2016 and continued expansion under existing U.S. government contracts.

The increase in consolidated net income in 2017 was primarily due to additional gross profit related to the Wyle and HTSI acquisitions in our GS segment that occurred in 2016, the favorable settlement of PEMEX litigation which resulted in a $35 million increase to gross profit in our E&C segment, the non-recurrence of unfavorable changes in estimates on E&C projects and the non-recurrence of loss provisions related to a project in our Non-strategic Business segment. These increases were partially offset by the completion or near completion of projects discussed above and the non-recurrence of a $64 million settlement on closeout of an LNG project in Africa during 2016.

Lastly, we successfully resolved a long standing dispute with PEMEX. This had a material impact to both our earnings and operating cash flow. The proceeds allowed for the buy-back of shares, reduction of debt and funding the working capital needs of the legacy projects that carried into 2017.

Pay for Performance in 2017

2017 was a year of momentum in which we experienced the positive results of our hard work since implementing our strategy in December 2014. The strong course and strategic decisions translated into higher than expected EPS in 2017 and a higher one-year relative TSR. We met or exceeded every financial goal we set in our 2017 Short-Term Incentive (“STI”) Plan. Our three-year TSR from January 1, 2015 to December 31, 2017 was close to the median of our TSR Peer Group, resulting in a payout in 2018 of the KBR Long-Term Performance Cash Awards (“PAs”) granted in 2015, after not paying out the 2012 and 2013 PAs in 2015 and 2016, respectively, due to non-satisfaction of applicable performance goals, and after not paying out the 2014 PAs in 2017 due to a downward adjustment by our Compensation Committee.

As a result, our CEO’s compensation in 2017 exceeded previous years, which is appropriately linked to Company performance in 2017. To further demonstrate the link between pay and performance, due to non-satisfaction of applicable performance goals, our CEO forfeited 100% of his KBR Performance Restricted Stock Units (“PSUs”) which were scheduled to vest in June 2017 while the PSUs granted to him in December 2014 vested in 2017. The PSUs have a performance requirement of 6% TSR for the twelve full calendar months prior to vesting.

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OVERVIEW OF EXECUTIVE COMPENSATION PHILOSOPHY, POLICIES AND PRACTICES

Key Considerations in Determining Executive Compensation

Our Compensation Committee regularly reviews the elements of the individual compensation packages for our CEO and Senior Executive Management. Our Compensation Committee delegates to our CEO the duty to approve and administer the individual compensation packages for other executives and employees, excluding our Senior Executive Management, subject to the Committee’s annual review of the delegation. In determining executive compensation, our Compensation Committee takes into consideration:

•

Alignment with stockholders’ interest;

•

Importance of consistent performance;

•

Challenging performance metrics;

•

Appropriate mix of short-term and long-term incentives; and

•

Base salary, short-term incentives, long-term incentives, and total compensation levels are targeted near the 50th percentile of the competitive market for good performance and above the 50th percentile of the competitive market for consistent, outstanding performance over time, but also consider other factors, including differences in our position responsibilities compared to our peers, experience, retention risk, and internal equity.

Our executive compensation program is regularly reviewed to ensure that the program’s components continue to align with the above objectives and that the program is administered in a manner consistent with established compensation policies.

Policies and Practices

Below is a summary of our compensation policies and practices in place during 2017 for our Named Executive Officers:

Clawbacks
•

If our Committee determines that a NEO (or any other employee) has been paid incentive compensation (both cash and equity) based on restated financial results,

the Committee may seek recovery of any overpayments.

Stock Ownership Guidelines
•

We require our CEO to own a significant amount of stock equivalent to five times his base salary and our other NEOs to own an amount of stock equivalent to three times their base salary to align their interests with our stockholders.

No Pledging	• No officers may pledge Company stock.
No Hedging	• No officers may hedge Company stock.
No Option Repricing	• We prohibit the repricing of KBR stock options.
Market Comparison
•

Base salary, short-term incentives, long-term incentives and total compensation levels are generally targeted near the median of peer companies for good performance, and above the 50th percentile of the competitive market for consistent, outstanding performance over time, but also consider other factors, including differences in our position responsibilities compared to our peers, experience, retention risk, and internal equity.

Performance-Based Compensation	• A majority of our NEOs’ compensation is performance-based compensation and is paid on the achievement of absolute and relative performance goals.
Double-Trigger
•

The severance and change-in-control agreements require a double-trigger for a change-in-control termination (i.e., the occurrence of both a change-in-control and a termination of employment within two years following the change-in-control event) in order for an executive to receive change-in-control benefits.

No Employment Agreements	• No employment agreements are provided.
No Tax Gross-Ups	• No excise tax gross-up agreements are provided.
No House Buyouts	• No house buyouts are provided to any NEOs.

We encourage you to read the following detailed discussion and analysis of our executive compensation program, including the tables that follow the Compensation Discussion and Analysis.

Third-Party Consultants

Under its charter, our Compensation Committee is authorized to retain a compensation consultant and has the sole authority to approve the consultant’s fees and other retention terms. While our Compensation Committee believes that using third-party consultants is an efficient way to keep current regarding competitive compensation practices, our Compensation Committee does not accord undue weight to the advice of outside professional advisors, but instead makes changes in our compensation program in light of whether the program’s intended objectives are being achieved. In 2017, our Compensation Committee used the services of one compensation consulting firm, Meridian Compensation Partners, LLC (“Meridian”). Our Compensation Committee engaged and managed its relationship with the Meridian executive compensation consultants directly. In addition, Meridian reported directly to the Compensation Committee with respect to all executive and non-executive director compensation matters.

The nature and scope of Meridian’s engagement by the Compensation Committee included advising the Compensation Committee, as it needed, with respect to all executive compensation matters under the Compensation Committee’s purview. The material elements of the instructions or directions given to Meridian with respect to the performance of its duties to the Compensation Committee included engaging Meridian to provide the Compensation Committee with: (1) a 2017 proxy update; (2) a review of the peer groups used to assess the competitiveness of our executive compensation programs for the 2017-2018 compensation cycle; (3) regular updates of the valuation of our long-term performance cash awards; (4) a competitive market study of

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executive compensation for the Senior Executive Management; (5) regular updates on notable legislative and regulatory activities; (6) a review of the risk profile of the proposed long-term incentive performance metrics for 2018; (7) a review of the CEO’s 2018 executive compensation recommendations for our Senior Executive Management; (8) a review of the CEO’s compensation for 2018; and (9) a review of non-executive director compensation for 2018.

Outside of providing executive and director advisory services to our Compensation Committee, Meridian provided no other services to us or our affiliates. In May 2017, after the Compensation Committee reviewed the independence factors approved by the SEC for implementation by the NYSE in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for compensation consultants and considered Meridian’s independence based on such factors, the Compensation Committee confirmed Meridian’s independence and approved the continued retention of Meridian.

Core Peer Group

In the design and administration of our 2017 executive compensation programs for our Named Executive Officers, our Compensation Committee considered competitive market data from our Core Peer Group. Our Compensation Committee also used its discretion and business judgment in determining overall compensation.

The Core Peer Group is comprised of nine companies with primary operations in the engineering, construction, and services industry, against which we believe KBR most competes for employees and business. The compensation data for our Core Peer Group was obtained from publicly available sources, including proxy statements and Form 4 and 8-K disclosures, and was not adjusted. The Core Peer Group used for 2017 compensation decisions consisted of the companies in the table below, which includes revenue, asset, and market cap data relevant at the time these companies were relied upon for making the decisions on 2017 compensation.

Data in billions – as of 12/30/2016

Company	Revenues	Assets	Market Cap
AECOM Technology Corporation(1)	$17.411	$13.670	$5.546
Chicago Bridge & Iron Company N.V.	$8.600	$7.839	$3.178
CH2M Hill Companies, Ltd.(2)	$5.236	$2.670	$-
EMCOR Group, Inc.	$7.552	$3.852	$4.123
Fluor Corporation	$19.037	$9.495	$7.260
Jacobs Engineering Group Inc.(3)	$10.964	$7.360	$6.739
McDermott International, Inc.	$2.636	$3.222	$1.764
Quanta Services, Inc.	$7.651	$5.354	$5.199
Median (including KBR)	$7.651	$5.354	$4.661
KBR, INC.	$4.268(4)	$4.144	$2.381
(1)

AECOM Technology Corporation’s Revenues and Assets are as of 9/30/2016 and Market Cap is as of 12/31/2016.

(2)

CH2M Hill Companies, Ltd.’s Revenues and Assets are as of 12/30/2016. CH2M Hill Companies, Ltd.’s Market Cap is not listed above because its stock was not publically traded.

(3)

Jacobs Engineering Group Inc.’s Revenues and Assets are as of 9/30/2016 and Market Cap is as of 12/31/2016.

(4)

KBR’s revenue does not include our share of revenue from our unconsolidated joint ventures, which was approximately $2.2 billion in 2016.

In addition to publicly-available data for the Core Peer Group, a supplemental group of companies was selected to provide additional data for assessing the competitiveness and reasonableness of our compensation programs for our Named Executive Officers. The Diversified Peer Group consisted of 20 companies that were participants in the Equilar Executive Compensation Survey (which was used by Meridian to analyze peer company compensation data that was not publicly available), crossing multiple manufacturing and operations-focused industries of similar size and scope as KBR. The companies were generally selected based on company revenue, size, complexity and performance, and the nature of their principal business operations with specific emphasis on engineering, heavy manufacturing, and industrial services. Special consideration was also given to companies based in Houston. The Compensation Committee believes the Diversified Peer Group appropriately represents both the local Houston and the broader market for key management and technical talent. The companies that comprised the Diversified Peer Group used for 2017 compensation decisions were: AECOM Technology Corporation; Boise Cascade Co; CH2M Hill Companies, Ltd.; Colfax Corporation; Dover Corporation; EMCOR Group, Inc.; Flowserve Corporation; Fluor Corporation; Hubbell Inc.; Jacobs Engineering Group Inc.; Leidos Holdings Inc.; Lennox International Inc.; McDermott International, Inc.; Meritor Inc.; Newell Rubbermaid Inc.; Rockwell Collins, Inc.; Terex Corporation; Tetra Tech, Inc.; Timken Corporation; and Visteon Corporation.

During 2017, our Compensation Committee asked Meridian to review the appropriateness of the Core and Diversified Peer Groups used in the assessment of the competitiveness of our executive compensation programs. The review considered several factors relating to the companies in both our Core and Diversified Peer Groups, including an analysis of certain financial metrics drawn from the Equilar Executive Compensation Survey (i.e., revenue, net assets, market capitalization, enterprise value, and number of employees), the business strategies of the peer group companies, the effects of corporate transactions, and the availability of market data. As a result of the review, effective for 2018 compensation decisions, our Compensation Committee updated our Core Peer Group to include several peers that provide highly technical and professional services to the U.S. government. Our Core Peer Group for 2018 compensation decisions includes: AECOM Technology Corporation; Booz Allen Hamilton Holding Corporation; CACI International Inc.; CH2M Hill Companies, Ltd.; Chicago Bridge & Iron Company N.V.; EMCOR Group, Inc.; Fluor Corporation; Jacobs Engineering Group Inc.; Leidos Holdings, Inc.; ManTech International Corporation; McDermott International, Inc.; Quanta Services, Inc.; and Science Applications International Corporation. Our Compensation Committee also made changes to our Diversified Peer Group. The changes to our Diversified Peer Group were made due to some of our peers not participating in the Equilar Executive Compensation Survey.

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Role of Compensation Committee and CEO

During 2017, our CEO made recommendations to our Compensation Committee regarding the compensation and incentives for our Senior Executive Management other than himself. Our CEO also:

•

recommended performance measures, target goals and award schedules for short-term and long-term incentive awards, and reviewed performance goals for consistency with our projected business plan;

•

reviewed competitive market data for Senior Executive Management positions; and

•

developed specific recommendations regarding the amount and form of equity compensation to be awarded to our Senior Executive Management.

Based on the CEO’s recommendations and in concert with him, our Compensation Committee’s role is to annually review and approve the compensation and incentive awards for our Senior Executive Management.

Changes Made in 2017 to KBR’s Compensation Program

In 2017, our Compensation Committee determined to continue with our current compensation practices relatively unchanged except for:

•

Increased STI plan EPS performance metric weighting from 25% to 40%.

•

Decreased individual KPI weighting for the STI plan from 45% to 30%.

•

Added more financially measurable metrics to the KPIs.

•

Based the CEO’s KPIs for the STI plan solely on EBITDA targets.

By increasing the weight of our EPS performance metric from 25% to 40% in our STI plan and by basing the incentive payout on financial and safety metrics for 70% versus 55% in 2016, we aligned incentive compensation more closely to company performance and stockholders’ interest. In addition, by having measurable performance-related goals for our CEO specifically rather than a discretionary performance factor, the Compensation Committee ensures that our CEO is held accountable for the Company’s performance and growth and for creating long-term value.

STOCKHOLDER ADVISORY VOTE ON COMPENSATION

We believe we have a well-designed executive compensation program. The most recent stockholder advisory proposal on executive compensation (“Say-on-Pay Proposal”) was presented to our stockholders during the Company’s annual meeting of stockholders on May 17, 2017. At that 2017 annual meeting, approximately 91% of the votes cast (in person and by proxy) on the Say-on-Pay Proposal were voted in favor of the proposal.

Our Compensation Committee considered the results to be an affirmation of the stockholders’ support of our compensation policies and decisions. Our Company maintains a regular dialogue with our stockholders on a broad range of topics, including governance and executive compensation, and we will continue to consider the outcome of our Say-on-Pay Proposal when determining future compensation policies and decisions for our NEOs.

SUMMARY OF 2017 COMPENSATION TO NAMED EXECUTIVE OFFICERS

2017 Base Salary and Target Short- and Long-Term Incentives

The table below reflects target annual compensation and is not intended to replace the more detailed information provided in the Summary Compensation Table. The target dollar amounts for restricted stock units are rounded to the next whole share upon grant, as reflected in the Summary Compensation Table.

	2017 Base Salary	Target 2017 Short-Term Incentive	Target 2017 Long-Term Performance Incentives		Total Target Amount
			Restricted Stock Units Target Dollar Amount	Performance Cash Award Target Dollar Amount
Mr. Bradie	$1,000,000	$1,250,000	$2,000,000	$4,000,000	$8,250,000
Mr. Sopp	$640,000	$512,000	$333,333	$666,667	$2,152,000
Mr. Ferraioli	$650,000	$0	$0	$0	$650,000
Mr. Mujib	$550,000	$495,000	$466,667	$933,333	$2,445,000
Mr. Ibrahim	$509,250	$407,400	$283,333	$566,667	$1,766,650
Mr. Hill	$550,000	$440,000	$333,333	$666,667	$1,990,000

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Performance-Based Compensation

A significant portion of our NEOs’ target annual compensation in 2017 was performance-based compensation. The following circle charts show the percentage of our CEO’s and other NEOs’ (excluding Mr. Ferraioli, whose employment terminated before year-end) 2017 total target annual compensation that is performance-based compensation and the percentage that is not performance-based compensation. The circle charts reflect target annual compensation, except where actual is noted, and are not intended to replace the more detailed information provided in the Summary Compensation Table. “Other NEOs” includes all NEOs except for the CEO and Mr. Ferraioli, whose employment terminated before year-end.

ELEMENTS OF COMPENSATION

Our executive compensation program has been designed to ensure that KBR is able to attract and retain ideal executives for applicable positions and that its compensation plans support KBR’s strategies, focus efforts, help achieve business success, and align with KBR’s stockholders’ interests. There is no pre-established formula for the allocation between cash and non-cash compensation or short-term and long-term compensation. Instead, each year our Compensation Committee determines, at its discretion and business judgment, the appropriate level and mix of short-term and long-term incentive compensation for our Senior Executive Management to reward near-term superior performance and to encourage commitment to our long-range strategic business goals. To determine the appropriate combination of elements, we consider our philosophy to condition the majority of Named Executive Officer compensation on Company performance.

As illustrated in the below charts, our 2017 executive compensation program consisted of the following core elements (at target): base salary, short-term incentives (annual), and long-term incentives. The circle charts are not intended to replace the more detailed information provided in the Summary Compensation Table. “Other NEOs” includes all NEOs except the CEO and Mr. Ferraioli. Mr. Ferraioli was excluded because his employment terminated before year-end.

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In addition to the core elements outlined above, our 2017 executive compensation program included the following supplemental benefits: severance and change-in-control protection and other generally available benefits, which are not reflected in the circle charts. Each element of our executive compensation program is described below.

A. BASE SALARY

We pay our Senior Executive Management market-competitive base salaries for the skills and experience necessary to meet the requirements of the executive’s role. To determine base salary for our Senior Executive Management, our Compensation Committee relied primarily on (1) market data for comparable positions within the Core Peer Group, (2) individual performance, and (3) internal pay equity. In addition to considering market comparisons in making salary decisions, our Compensation Committee exercised discretion and judgment based on the following factors:

•

level of responsibility;

•

experience in current role and equitable compensation relationships among our executives;

•

performance and leadership; and

•

external factors involving competitive positioning, general economic conditions, and marketplace compensation trends.

No specific formula is applied to determine the weight of each factor, and the factors are considered by our Compensation Committee in its discretion. Salary reviews are conducted annually in which individual performance is evaluated; however, individual salaries are not necessarily adjusted each year. Our Compensation Committee generally established base salaries at competitive levels, primarily using the median pay levels of comparable positions in the Core Peer Group as reference points.

In 2017, the Committee made no increases to the Named Executive Officers’ base salaries after suspending salary increases in 2016 Company-wide, except for Mr. Ibrahim, whose responsibilities increased in 2017 with overseeing the GS business segment in the EMEA region besides overseeing the E&C business segment in the same region. Other considerations for his salary increase included alignment with the market and internal equity.

The following are the base salaries for our Named Executive Officers, effective January 1, 2017, except as otherwise noted:

Name	Increase (% of 2016 Base Salary)	2017 Base Salary	Basis for Decision
Mr. Bradie	$0 (0%)	$1,000,000	Core Peer Group data and cost control.
Mr. Sopp	$0 (0%)	$640,000	Core Peer Group data and cost control (new hire in 2017).
Mr. Ferraioli	$0 (0%)	$650,000	Retired in 2017.
Mr. Mujib	$0 (0%)	$550,000	Core Peer Group data, internal equity, and cost control.
Mr. Hill	$0 (0%)	$550,000	Core Peer Group data, internal equity, and cost control.
Mr. Ibrahim	$24,250 (5%)	$509,250	Core Peer Group data, internal equity, and increased responsibilities.

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B. SHORT-TERM INCENTIVES (ANNUAL)

Our Compensation Committee established the KBR Senior Executive Performance Pay Plan (the “Performance Pay Plan”) to reward Senior Executive Management for improving financial results for stockholders of KBR and to provide a means to link cash compensation to KBR’s short-term performance. The Performance Pay Plan is a performance program under the stockholder-approved KBR, Inc. 2006 Stock and Incentive Plan, as amended and restated (the “KBR Stock and Incentive Plan”). We provide for short-term incentives in order to motivate and reward achievement of, and performance in excess of, KBR’s annual goals.

In December 2016, our Compensation Committee met to determine the 2017 target award percentages of base salary for our Named Executive Officers other than Mr. Sopp, whose employment commenced on February 28, 2017, and Mr. Ferraioli, who retired in 2017, under the Performance Pay Plan. The target award percentages of base salary among our Named Executive Officers were generally set to be consistent with the median target awards of similar positions within our Core Peer Group as provided below. The short-term incentive award opportunities were based on a percentage of base salary assuming attainment of specified threshold, target, and maximum performance levels, which were, respectively: (i) for Mr. Bradie, 31.25%, 125%, and 250%; (ii) for Mr. Mujib, 22.5%, 90%, and 180%; and (iii) for Messrs. Hill, Ibrahim and Sopp, 20%, 80%, and 160%.

Name	Increase to Target Short-Term Award % of Base Salary	2017 Target Short-Term Award % of Base Salary	Basis for Decision
Mr. Bradie	0%	125%	Core Peer Group data and performance.
Mr. Sopp	0%	80%	Core Peer Group data (new hire in 2017).
Mr. Ferraioli	0%	0%	Retired in 2017.
Mr. Mujib	0%	90%	Core Peer Group data and internal equity.
Mr. Hill	5%	80%	Core Peer Group data and internal equity.
Mr. Ibrahim	5%	80%	Core Peer Group data, internal equity, and increased responsibility.

Fiscal year 2017 was the third full year after Mr. Bradie’s arrival at KBR in June 2014 and after the initiation of our strategic plan in December 2014. The metrics below reflect the continued vision and strategy of our Company. The metrics remained the same as our 2016 short-term incentive plan, which focused our Senior Executive Management on the key measures of success in connection with the execution of our strategic plan, except for:

•

Increased STI plan EPS performance metric weighting from 25% to 40%.

•

Decreased individual KPI (formerly called Strategic Initiatives) weighting for the STI plan from 45% to 30%.

•

Added more financially measurable metrics to the KPIs.

•

Based the CEO’s KPIs for the STI plan solely on EBITDA targets.

By increasing the weight of the EPS performance metric and adding an EBITDA performance metric for the CEO under the 2017 Short-Term Incentive Plan (Annual), we emphasized the importance of increasing our profitability on the success of our strategy. This brought focus to winning the right work, working efficiently on existing projects and actively seeking opportunities to expand our business to increase our profitability.

In addition, our Compensation Committee took measures to ensure that targets remained challenging and competitive. Our Compensation Committee adopted the following performance metrics (and weightings) for our CEO and NEOs:

Performance Metric	Weighting	Rationale
KBR EPS Measures net income divided by the weighted average number of fully diluted Company shares outstanding (excluding legacy legal fees).	40%

This metric helps to align our Senior Executive Management with the interests of our stockholders because strong EPS generally increases the value of our stock. EPS was set at a challenging level given the difficult energy market. Buybacks are considered in reviewing EPS achievement to provide for an accurate comparison against the pre-established target. In 2017, we increased the weighting from 25% to 40% to emphasize the creation of stockholder value.

KPIs KPIs are individual performance metrics specific to each NEO. For the CEO, the KPIs are solely based on EBITDA. The KPIs for the other NEOs (other than Mr. Ferraioli who retired in 2017) are described on pages 44 and 45.	30%	KPIs allow the Company to incentivize individual performance by rewarding individual contributions to KBR’s key strategy focus areas.
KBR Operating Cash Flow (“OCF”) KBR OCF measures the amount of cash generated by KBR’s operations.	20%

KBR’s OCF Target is based on its 2017 budgeted Cash Flow from Operations. This metric was aligned with our strategic transformation plan. This metric was established to ensure that our Senior Executive Management focuses on generating cash flow. Threshold is Target minus 33 ⅓%, and Maximum is Target plus 33 ⅓%.

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Performance Metric	Weighting	Rationale
Completed SAFE Tours SAFE (Shaping Accident Free Environments) Tours measure the number of SAFE tours completed by KBR leadership.	5%

This is intended to be a forward-looking metric to promote the safety of all Company employees and affiliates. Safety incentives also help reduce costs for the Company. KBR’s 2017 Completed SAFE Tours target number was derived from the goal to have at least one SAFE tour per week (excluding two weeks for vacation). While we exceeded the maximum SAFE Tours in 2016 by 28 tours, we maintained Target at the same level as in 2016 because our KBR leadership team reduced in size. We also believe maintaining this level emphasizes the quality of the tours rather than just the quantity. Threshold is Target minus 11%, and Maximum is Target plus 11%. A SAFE Tour is a project, office, or site visit by a member of our Senior Executive Management team where the member must ensure implementation of KBR’s Zero Harm 24/7 initiative. The objective of the SAFE Tour is to exhibit visible leadership and commitment to health, safety, security and environment from the highest level of our Company. It requires a significant commitment from each member of our Senior Executive Management.

KBR Consolidated Safety Safety measures the total recordable incident rate (“TRIR”), which is calculated as the number of recordable incidents for every 200,000 work-hours, for consolidated KBR.	5%	This historic metric measures the safety of all Company employees and affiliates. Safety incentives also help reduce costs for the Company.

We believe the above metrics are the most important measures to drive KBR’s growth and to increase our stockholders’ value. Given that our CEO completed two years of his strategy plan by the end of 2016 and that the overhead reduction goal of $200 million was met in 2016, we believed that our most important goal in 2017 would be to increase our EPS. By increasing the weight of our EPS performance metric from 25% to 40%, we believe our STI plan is more aligned with our stockholders’ interest and can drive outstanding performance from our CEO and other NEOs. In addition, the overhead reduction goal was removed as a gateway to the strategic initiatives (now KPIs) metric because the $200 million goal was met in 2016.

Target Award Level

When establishing target levels for the incentive reward schedule for 2017, the Compensation Committee considered, among other things, projected Company performance, strategic business objectives, and forecasted general business and industry conditions. Although oil prices have improved since they dropped below $30 in 2016, our industrial clients have exercised caution in their capital expenditures. At the beginning of 2017, the challenging energy industry showed little signs of improvement. We took this into consideration when setting targets for 2017. Generally, award target levels reflect the objectives set by our Compensation Committee and are generally intended to approximate the 50th percentile of our Core Peer Group (using the Diversified Peer Group data for additional input) for good performance and above the 50th percentile for consistent, outstanding performance, but our Compensation Committee also considers other factors as noted earlier in this Compensation Discussion and Analysis. At the time the target levels are established, the outcome is intended to be substantially uncertain but achievable, and to require better than expected performance from our executives. Our Compensation Committee adopted target levels for its annual incentive reward schedule that maintained the same rigor as the performance targets from the prior year, especially in light of the challenging hydrocarbons market.

Our Compensation Committee established the target award levels below, with actual results and payouts certified in February 2018.

2017 SHORT-TERM INCENTIVES TABLE

Weight	Measure	Threshold	Target	Maximum	Actual Result	Payout
40%	KBR EPS (excluding legacy legal fees of –$.10)	$1.00	$1.20	$1.40	$3.16	80%
20%	KBR OCF	$55MM	$82.5MM	$110MM	$193MM	40%
5%	SAFE Tours Completed	49	55	61	61	10%
5%	Consolidated Safety (TRIR)(1)	.252	.236	.220	.195	10%
30%	KPIs				As noted below	As noted below
Total Payout(2)						140%
(1)

The TRIR actual result of .195 excludes Wyle and HTSI safety incidents for the first six months of 2017 to provide time for our Zero Harm program to be implemented within these businesses. If we include Wyle and HTSI safety incidents, our TRIR for 2017 would be .215.

(2)

The total payout percentage does not include the percentages earned with respect to KPIs. The final payouts for our CEO and NEOs are on the following two pages.

Exercise of Negative Discretion for EPS and Safety Metrics

In 2017, we exceeded our maximum goal for all non-KPI performance metrics, including safety. Despite our strong EPS, Cash Flow and Safety results, the Compensation Committee exercised negative discretion to reduce payouts for the TRIR safety metric from 10% payout to 5% payout because of one fatality. This emphasizes the importance of safety to KBR and aligns with KBR’s mission to achieve Zero Harm every day.

In addition, our Compensation Committee recognized that the December 2017 Tax Reform Act and the Tax Valuation Allowance were unusual items and outside the influence of the Senior Executive Management. As a result, our Compensation Committee exercised negative discretion to reduce our actual EPS achievement by ($1.71) to $1.45 to remove the postive effect of the December 2017 Tax Reform Act and the Tax Valuation Allowance. However, we still exceeded the maximum level of the EPS measure without the positive tax effect.

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KPIs and STI Payout for Mr. Bradie

Mr. Bradie earned 47.6% on his KPIs as provided below:

Weight	Measure	Threshold	Target	Maximum	Actual Result	Payout
15%	Combined Industrial Services business (EBITDA)	$11.0MM	$18.0MM	$25.0MM	$19.2MM	17.6%
15%	Integrate U.S. GS businesses (combined EBITDA percentage growth)	15%	20%	25%	28.8%	30%

Mr. Bradie’s performance against his KPIs earned him the following payout:

CEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Safety	KPI Payout	Final Payout
Mr. Bradie Target 125%	$1,750,000 140% of target	$(62,500) (-5%)	$595,000 47.6%	$2,282,500 182.6% of target

KPIs and STI Payout for Mr. Sopp

Mr. Sopp earned 30% on his KPIs as provided below:

Weight	Measure	Actual Result	Payout
15%	Upskill accounting function demonstrated by people enhancements, improving controls and reducing significant deficiencies.	100%	15%
15%	Champion efficiency in the function through greater outsourcing and/or improved systems functionality.	100%	15%

Mr. Sopp’s performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Safety	KPI Payout	Final Payout
Mr. Sopp Target 80%	$716,800 140% of target	$(25,600) (-5%)	$153,600 30%	$844,800 165% of target

KPIs and STI Payout for Mr. Mujib

Mr. Mujib earned 10% on his KPIs as provided below:

Weight	Measure	Actual Result	Payout
10%	Execute projects within E&C forecasts with no material write downs >$5MM.	100%	10%
10%	Grow earnings backlog through 2017. Measured by ending backlog 2016 of $1.35B vs. 2017 of $734MM.	0%	0%
10%	Overall responsibility for successfully managing the Ichthys project from an overall KBR perspective. Measured by 2017 Project Income Budget of $52.8MM vs. Actual of $31.3MM.	0%	0%

Mr. Mujib’s performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Safety	KPI Payout	Final Payout
Mr. Mujib Target 90%	$693,000 140% of target	$(24,750) (-5%)	$49,500 10%	$717,750 145% of target

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KPIs and STI Payout for Mr. Hill

Mr. Hill earned 0% on his KPIs as provided below:

Weight	Measure	Actual Result	Payout
30%	Realign/upskill and improve the global Business Development function demonstrated through a step-up in secured work especially in the E&C Americas business but measured via 2017 JIS Budget of $92.5MM vs. Actual of $51.7MM.	0%	0%

Mr. Hill’s performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Safety	KPI Payout	Final Payout
Mr. Hill Target 80%	$616,000 140% of target	$(22,000) (-5%)	$0 0%	$594,000 135% of target

KPIs and STI Payout for Mr. Ibrahim

Mr. Ibrahim earned 22.5% on his KPIs as provided below:

Weight	Measure	Actual Result	Payout
15%	By Q2 have in place robust succession plans for own role and key direct reports.	50%	7.5%
15%	Win or be in prime position to secure industrial services work. Measured by 2017 EBITDA Budget of $4.2MM vs. Actual of $7.5MM.	100%	15%

Mr. Ibrahim’s performance against his KPIs earned him the following payout:

NEO and Target	STI Payout per Actual Metrics Results (excluding KPIs)	Negative Discretion for Safety	KPI Payout	Final Payout
Mr. Ibrahim Target 80%	$570,360 140% of target	$(20,370) (-5%)	$91,665 22.5%	$641,655 157.5% of target

Changes Made to KBR’s 2018 STI Plan

In 2018, our Compensation Committee made no changes to the STI plan as the changes made in 2017 (such as increasing the EPS performance metric weighting from 25% to 40%) are still considered to be aligned with the interests of the Company and our stockholders and the goals are set at rigorous levels.

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C. LONG-TERM PERFORMANCE INCENTIVES

Under the KBR Stock and Incentive Plan, our Compensation Committee made the following grants to our Named Executive Officers in 2017: KBR Long-Term Performance Cash Awards and KBR Restricted Stock Units. A description of the KBR Stock and Incentive Plan, the methodology used by our Compensation Committee to determine the mix of awards to grant, and the KBR Long-Term Performance Cash Awards and KBR Restricted Stock Units granted under the KBR Stock and Incentive Plan is provided below.

Our internal stock award process is designed and administered to provide equity award grant dates that are prospective and not retrospective, or back-dated. Stock awards approved by our Compensation Committee are generally effective on the date of the meeting at which the approval occurs. Stock option grants, when approved by our Compensation Committee, are never issued with an exercise price below the fair market value of our common stock on the date of grant.

KBR Stock and Incentive Plan

We use long-term performance incentives to achieve the following objectives:

•

reward consistent achievement of value creation and operating performance goals;

•

align management’s interests with stockholders’ interests; and

•

encourage long-term perspectives and commitment.

Long-term incentives represent the largest component of total executive compensation opportunity for our executives. We believe this is appropriate given our belief that executive pay should be closely tied to stockholders’ interests.

The KBR Stock and Incentive Plan provides for a variety of cash and stock-based awards, including nonqualified and incentive stock options, restricted stock/units, performance shares/units, stock appreciation rights, and stock value equivalents, also known as phantom stock. The KBR Stock and Incentive Plan allows the Compensation Committee the discretion to select from among these types of awards to establish individual long-term incentive awards. Our Compensation Committee met in December 2016 to review the amount of shares available under the KBR Stock and Incentive Plan for future stock-based awards and to review the CEO’s recommendations on the value of the long-term incentive awards to our Senior Executive Management. In addition, the Committee met in February 2017 to review and approve the amount and appropriate mix of long-term incentive awards to be granted to our Named Executive Officers.

For purposes of establishing the target dollar value of the long-term incentive awards, our Compensation Committee engaged Meridian to review our Named Executive Officers’ long-term incentive compensation. In February 2017, the Compensation Committee elected to increase the long-term incentive target dollar values for our Named Executive Officers, except for Messrs. Mujib and Hill. Mr. Bradie’s original compensation package when he was hired was well below the median of our Core Peer Group. Because of his significant strategic contributions in 2016 with the expansion of our GS business, our Compensation Committee elected to increase his 2017 long-term incentive target dollar value closer to, but still below, the median of our Core Peer Group. Mr. Ibrahim’s long-term incentive award was increased due to added responsibilities for 2017 to oversee the GS business segment in the EMEA region besides overseeing the E&C business segment in the same region. Mr. Ferraioli was not granted a 2017 long-term incentive award due to his retirement in 2017. The below table outlines the changes for 2017:

Name	Increase (% of Target 2016 Long-Term Incentive Award)	2017 Long-Term Incentive Target Dollar Value of Award	Basis for Decision
Mr. Bradie	$500,000 (9%)	$6,000,000	Core Peer Group data and in connection with his strong performance.
Mr. Sopp	$0 (0%)	$1,000,000	Core Peer Group data and internal equity (new hire in 2017).
Mr. Ferraioli	$0 (0%)	$0	Retired in 2017.
Mr. Mujib	$0 (0%)	$1,400,000	Core Peer Group data and internal equity.
Mr. Hill	$0 (0%)	$1,000,000	Core Peer Group data and internal equity.
Mr. Ibrahim	$100,000 (13.3%)	$850,000	Core Peer Group data and internal equity.

Using the long-term incentive target dollar value of award for each Named Executive Officer listed above, our Compensation Committee granted our Named Executive Officers a mixture of 66 2/3% performance cash awards (based on target value) and 33 1/3% restricted stock units under the KBR Stock and Incentive Plan. The Committee concluded that this mix of performance cash awards and restricted stock units was consistent with the Company’s pay for performance objectives. Specifically, 50% of the performance cash awards are directly tied to our stock price performance and, therefore, directly to stockholder value. The other 50% of the performance cash awards focus executives to improve job income sold (“JIS”) long term. In addition, our restricted stock units are tied directly to stockholder value and provide a significant incentive for our Named Executive Officers to remain with the Company. Our Compensation Committee reviewed the mix of equity awards of our Core Peer Group and Diversified Peer Group. Our Compensation Committee awarded a much higher percentage of performance cash awards (66 2/3%) than either of our peer groups because our Compensation Committee believes that emphasizing job income sold and sustained TSR is more likely to increase sustained stockholder value. Our Compensation Committee decided in 2015 against granting stock options under the KBR Stock and Incentive Plan because it wanted to add more emphasis on our performance cash awards tied to our relative TSR and JIS and our restricted stock units, which are aligned directly with our stockholders. In addition, stock options were no longer as prevalent among our Core Peer Group.

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KBR Long-Term Performance Cash Awards

The KBR Long-Term Performance Cash Awards are long-term incentive awards designed to provide selected executives with specified incentive opportunities contingent on the level of achievement of pre-established corporate performance objectives. When establishing target levels of corporate performance, our Compensation Committee considered, among other things, projected Company performance, strategic business objectives, and forecasted general business and industry conditions. At the time the target levels were established, the outcome was intended to be substantially uncertain, but achievable. The KBR Long-Term Performance Cash Awards may only be paid in cash, which minimizes stockholder dilution.

The 2017 KBR Long-Term Performance Cash Awards were granted to our Named Executive Officers in February 2017. Each KBR Long-Term Performance Cash Award has a target value of $1.00. For the 2017 KBR Long-Term Performance Cash Awards, the Compensation Committee maintained the weightings of the two performance measures, TSR and JIS, at 50% each. JIS was moved from the short-term annual Performance Pay Plan in 2014 because the Compensation Committee believed it was more appropriate to measure JIS over a longer, three-year period given the long-term nature of our projects and to focus more weight on it due to the operational challenges we experienced before our CEO’s tenure. The long-term tracking of JIS ensures that contract amendments and scope adjustments (both increases and decreases) are captured. Given that winning the right work is one of our key strategic priorities through which we can create long-term growth and through which we can position KBR for a strong and stable future amidst economic volatility, we believe that JIS measured over three years is an appropriate metric. Because we measure JIS over a three year period we capture contract adjustments that may impact future earnings. TSR and JIS are measured over a three-year performance period beginning January 1, 2017, and ending December 31, 2019, as indicated below:

The Compensation Committee determined the number of KBR Long-Term Performance Cash Awards for each Named Executive Officer by multiplying the total long-term incentive target value by 66 2/3% and dividing the product by $1.00 (the target value of each KBR Long-Term Performance Cash Award). The Compensation Committee established the amount of the total long-term incentive value as described above in the section titled “KBR Stock and Incentive Plan.” Our Compensation Committee decided to use $1.00 as the target value for each KBR Long-Term Performance Cash Award for the purpose of administering and communicating the award to participants. In addition, the use of $1.00 as a target value for each KBR Long-Term Performance Cash Award is a means of expressing the value of each award since the number of KBR Long-Term Performance Cash Awards was granted based on the total target value of long-term incentive awards. The actual value of a KBR Long-Term Performance Cash Award may increase to a maximum of 200% of $1.00, or $2.00, or decrease to below threshold to 0% of $1.00, or $0.00. The value of KBR Long-Term Performance Cash Awards for performance between threshold and target or target and maximum will be calculated using linear interpolation. A 3-year performance award cycle was adopted because of the ability to provide for retention and align with long-term stockholder returns.

TSR is measured based on a sustained approach rather than a cumulative (point to point) approach. The Compensation Committee believes that the cumulative approach to measure TSR did not discern sustained performance over the three-year performance period. To measure sustained performance, each peer group company’s TSR (measured with a 20-trading-day average price) is calculated every quarter during the three-year performance period, and KBR’s average quarterly indexed TSR is ranked relative to the average quarterly indexed TSR of KBR’s peers. The average TSR for a company for the three-year performance period is the sum of the TSRs of the company measured at the end of each calendar quarter during the three-year performance period, divided by 12. The Compensation Committee believes that the sustained approach is better because it does not overemphasize a single ending point, but rather considers how investors may fare at different points over the entire three-year performance period.

Our 2017 TSR Peer Group includes: AECOM Technology Corporation, Chicago Bridge & Iron Company N.V., Chiyoda Corporation, EMCOR Group, Inc., Fluor Corporation, Jacobs Engineering Group Inc., McDermott International, Inc., Quanta Services, Inc., and TechnipFMC (previously Technip prior to the merger of FMC Technologies and Technip in January 2017). This is unchanged from the 2016 and 2015 TSR Peer Groups.

The 2017 TSR Peer Group is slightly different than our Core Peer Group used for market comparison of the compensation of our Named Executive Officers, as described above under the section titled “Core Peer Group.” In our Core Peer Group, we excluded two foreign companies used for our TSR percentage, Chiyoda Corporation and Technip (now TechnipFMC due to the merger of FMC Technologies and Technip in January 2017), due to difficulties in determining compensation data for foreign companies.

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The TSR percentage is calculated by subtracting KBR’s TSR ranking as compared to the peer group from the total number of companies in the peer group, including KBR, dividing the difference by the number of companies in the peer group excluding KBR, and multiplying the quotient by 100%. Assuming a peer group of 10 companies (including KBR), the TSR rankings and corresponding payout percentages are shown in the table below.

2017 LONG-TERM PERFORMANCE CASH AWARD

TSR Payout

Performance Level	TSR Ranking	Percentile*	Payout
Maximum	1	100.0%	200.0%
	2	88.9%	197.3%
	3	77.8%	169.5%
	4	66.7%	141.8%
Target	5	55.6%	114.0%
	6	44.4%	86.0%
	7	33.3%	58.3%
Threshold	8	22.2%	30.5%
	9	11.1%	0.0%
	10	0.0%	0.0%

After the end of each performance award cycle, our Compensation Committee will determine the extent to which the performance goals have been achieved, and the amount of the performance award attributable to the TSR performance measure will be computed for each selected executive in accordance with the table above. For results between Threshold and Target and Target and Maximum, the Performance Percentage earned is determined by linear interpolation between the two applicable standards based on the results achieved for the TSR performance measure.

The remaining 50% of the KBR Long-Term Performance Cash Awards will be determined based on JIS over the same 3-year performance period. JIS is the Company’s and its consolidated subsidiaries’ job income from (i) new projects awarded and (ii) earnings changes from contract amendments (increases or decreases), or scope adjustments (increases or decreases) to existing projects. JIS is calculated as the average of the achievement levels of the JIS performance metric for each year during the three-year performance period. For 2017, Target JIS was $390.0MM, Maximum JIS was 128% of Target, and Threshold JIS was 72% of Target. Like the TSR portion of the 2017 KBR Long-Term Performance Cash Awards, achievement of Threshold pays out at 25%, Target at 100%, and Maximum at 200%, all weighted 50%. For the second and third years in the JIS performance period, the Compensation Committee will set the JIS target to ensure that it remains rigorous. The Compensation Committee decided to establish the JIS Target one year at a time due to the inability to forecast JIS beyond one year in the challenging hydrocarbons market. No award will be paid for JIS under the KBR Long-Term Performance Cash Awards until after the end of the three-year performance period when the average JIS earned will be calculated using the average JIS percentage achieved during each year in the three-year performance period.

In addition to the TSR and JIS performance measures, 20% of the KBR Long-Term Performance Cash Awards payout was subject to forfeiture on December 31, 2017 in the discretion of our Compensation Committee if it determined that 2017 was not a successful year for us. The 20% metric applied to the total KBR Long-Term Performance Cash Award granted in 2017. The 20% was a one-time threshold to be applied in 2017 only with permanent forfeiture if the Compensation Committee decided that 2017 was not a successful year on or before March 31, 2018. The 20% could not be earned back during the second and third years of the three-year performance period. In addition, there was no upside with the 20% metric. In 2017, this metric goal was met as the Compensation Committee determined that 2017 was a successful year for us and, accordingly, it did not exercise its discretion to cause a forfeiture of 20% of the award. Our Compensation Committee added this measure to allow the Compensation Committee to forfeit 20% of the KBR Long-Term Performance Cash Awards if the year did not perform as well as expected. In addition, the KBR Long-Term Performance Cash Awards that were granted to our NEOs in 2017 provide our Compensation Committee with the discretion to reduce, but not increase, by any amount (including a reduction resulting in no payout) the potential payments that would otherwise be made with respect to such awards based on the actual level of performance achieved during the performance period. This negative discretion may be exercised by the Compensation Committee at any time prior to the date of payment with respect to the award, except that it may not be exercised following the occurrence of a corporate change (as defined in the KBR Stock and Incentive Plan).

In February 2018, our Compensation Committee certified the results for the KBR Long-Term Performance Cash Awards that were granted in February 2015, which were based on TSR and JIS performance measures. The following table is a summary of the 2015 KBR Long-Term Performance Cash Awards for the January 1, 2015, to December 31, 2017, performance period and amounts actually paid for each of our Named Executive Officers. Mr. Sopp did not participate because he was not an employee of the Company when the 2015 KBR Long-Term Performance Cash Award was granted. Mr. Ferraioli forfeited his 2015 KBR Long-Term Performance Cash Award due to his retirement in 2017.

PAYOUT TABLE FOR 2015-2017 KBR LONG-TERM PERFORMANCE CASH AWARD PERIOD

2015 Long-Term Incentive Payout				Total Stockholder Return					Job Income Sold
Named Executive Officer	Target ($)	Max ($)	Actual Payout ($)	Target (%)	Max (%)	Actual (% rank)	Actual Payout (%)	Actual TSR Payout ($)	Target (Avg $ 2015-2017)	Max (Avg $ 2015-2017)	Actual (Avg $ 2015-2017)	Actual Payout (%)	Actual JIS Payout ($)
Mr. Bradie	2,700,000	5,400,000	3,439,800	50	100	37.5	68.8	$928,800	$365.6MM	$480.8MM	$478.7MM	186	$2,511,000
Mr. Mujib	840,000	1,680,000	1,070,160	50	100	37.5	68.8	$288,960	$365.6MM	$480.8MM	$478.7MM	186	$781,200
Mr. Hill	600,000	1,200,000	764,400	50	100	37.5	68.8	$206,400	$365.6MM	$480.8MM	$478.7MM	186	$558,000
Mr. Ibrahim	450,000	900,000	573,300	50	100	37.5	68.8	$154,800	$365.6MM	$480.8MM	$478.7MM	186	$418,500

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For the 2015 KBR Long-Term Performance Cash Awards, a TSR ranking below the 20th percentile results in zero payout, a ranking in the target 50th percentile results in target payout of 100%, and a ranking in the maximum 100th percentile results in a maximum payout. Therefore, the ranking of 37.5 percentile resulted in a 68.8% payout of 100% as the ranking was below the target for TSR.

For JIS the 2015 and 2016 JIS payout ratio was above target at 174% and 184% respectively and the 2017 JIS payout ratio exceeded the maximum, resulting in a 200% payout. The average JIS for the three year performance period starting January 1, 2015 and ending on December 31, 2017 resulted in a JIS payout of 186%.

Based on the weighting of 50% for TSR and JIS, the total payout ratio for the 2015 KBR Long-Term Performance Cash Awards is 127.4% of target.

KBR Restricted Stock Units

During 2017, our Compensation Committee granted our Named Executive Officers restricted stock units that are subject to a three-year graded vesting schedule, based on service with the Company. In addition, dividend equivalents are paid on restricted stock units at the same time dividends are paid to common stockholders. The Compensation Committee determined the number of restricted stock units for each Named Executive Officer by multiplying the total long-term incentive target value by 33 1/3% and dividing the product by the closing price of our common stock on the date of grant. The Compensation Committee established the amount of the total long-term incentive value as described above in the section titled “KBR Stock and Incentive Plan.” The Compensation Committee selected a three-year vesting schedule to facilitate retention and provide incentives to enhance long-term value. The three-year schedule meets the minimum vesting period generally mandated in the KBR Stock and Incentive Plan (other than with respect to a small, limited number of awards) for grants of restricted stock units.

In addition to the service requirement for vesting of the restricted stock units, 20% of the restricted stock units were subject to forfeiture on December 31, 2017 in the discretion of our Compensation Committee if it determined on or before the first anniversary of the date of grant that 2017 was not a successful year for us. Our Compensation Committee added this measure to allow the Compensation Committee to forfeit 20% of the restricted stock units if the year did not perform as well as expected. The metric was a one-time metric that if not satisfied at the end of 2017 would result in the permanent forfeiture of 20% of the restricted stock units. In 2017, this metric was met as the Compensation Committee determined that 2017 was a successful year for us and, accordingly, it did not exercise its discretion to cause a forfeiture of the restricted stock units.

In addition to the above, our CEO continued to hold his performance restricted stock units granted in 2014. In June 2017, our CEO forfeited 100% of his June 2014 performance restricted stock units that were scheduled to vest in June 2017 while his performance restricted stock units granted in December 2014 scheduled to vest in December 2017 vested, as shown below:

SUMMARY OF ACTIONS WITH RESPECT TO FORMER NAMED EXECUTIVE OFFICERS

Our former NEO, Mr. Ferraioli, retired as KBR’s Executive Vice President and Chief Financial Officer effective February 28, 2017. His retirement was voluntary and as a result he forfeited all of his unvested awards. Mr. Ferraioli is subject to a one-year noncompete.

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OTHER COMPENSATION ELEMENTS

NONQUALIFIED DEFERRED COMPENSATION

We maintain the following active nonqualified deferred compensation plans in which one or more of our Named Executive Officers participate: (1) KBR Elective Deferral Plan and (2) KBR Benefit Restoration Plan. Our Compensation Committee approved these plans in April 2007 in order to provide a continuation of benefits to our employees who were entitled to such benefits under our prior parent’s nonqualified plans. Both of these plans are available to all KBR employees who meet the limits imposed by the Internal Revenue Code or the Employee Retirement Income Security Act. Our Compensation Committee continues to maintain these plans because they are offered by many of the companies in our Core Peer Group.

KBR Elective Deferral Plan

Our Named Executive Officers may participate in the KBR Elective Deferral Plan, a nonqualified deferred compensation plan, to meet their retirement and other future income needs. No Company contributions are made to fund deferrals to the KBR Elective Deferral Plan. Deferrals are entirely employee funded. Benefits under this plan are payable upon a termination of employment (or a specified future date).

KBR Benefit Restoration Plan

Our Named Executive Officers may participate in the KBR Benefit Restoration Plan, a nonqualified plan that provides a vehicle to restore qualified plan benefits that are reduced because of limitations imposed under the Internal Revenue Code or due to participation in other Company sponsored plans. Benefits under this plan are payable upon a termination of employment.

Defined Benefit Pension Plan

Our Named Executive Officers do not participate in any KBR sponsored defined benefit pension plans.

SEVERANCE AND CHANGE-IN-CONTROL PROTECTION

Since 2008, our Compensation Committee has offered certain members of our Senior Executive Management with a severance and change-in-control agreement (the “Agreement”) with the Company for several reasons. Providing termination benefits under a severance and change-in-control agreement allows the Company to be competitive with the practices of its Core Peer Group as well as the general market. Also, the specific terms for receiving termination benefits under the Agreement provide a means to motivate and retain key employees of the Company. Noncompetition and clawback provisions provide protection for the Company by ensuring that the Company’s trade secrets and confidential information are safeguarded and that the Company retains rights to recover any termination benefits paid in the event of material evidence of an executive’s malfeasance. In addition, the Compensation Committee elected for the Agreement to require a double-trigger change-in-control termination (i.e., the occurrence of both a change-in-control and a termination of employment within two years following the change-in-control event) in order for an executive to receive change-in-control benefits. In March 2009, our Compensation Committee publicly committed to rejecting any proposals that request new excise tax gross-ups. Our Compensation Committee reconfirms that commitment, which is evidenced by each new Agreement we have entered into since March 2009, none of which have provided an excise tax gross-up. None of our NEOs’ Agreements contain an excise tax gross-up.

The Compensation Committee offered the Agreement to Mr. Mujib in February 2013, Mr. Ferraioli in October 2013, Mr. Bradie in June 2014, Mr. Hill in November 2014, Mr. Ibrahim in May 2015, and Mr. Sopp in February 2017 because each of our other members of Senior Executive Management at those times had an Agreement or to incentivize them to leave their former employer and join the Company. The Agreement will terminate automatically on the earlier of (i) the executive’s termination of employment with the Company or (ii) in the event of a change-in-control during the term of the Agreement, two years following the change-in-control. The Agreement provides for (i) severance termination benefits (prior to a change-in-control), which for some members of Senior Executive Management are graded based on service time with the Company, (ii) double-trigger change-in-control termination benefits (on or after a change-in-control), and (iii) death, disability, and retirement benefits. As a condition of receipt of these benefits (other than the death and disability benefits), the executives must first execute a release and full settlement agreement. The Agreement contains customary confidentiality, noncompetition, and nonsolicitation covenants, as well as a mandatory arbitration provision. In addition, the Agreement contains a clawback provision that allows the Company to recover any benefits paid under the Agreement if the Company determines within two years after the executive’s termination of employment that his employment could have been terminated for cause as defined within the Agreement. The Agreement provides that all unvested stock options, stock appreciation rights, restricted stock, restricted stock units, and performance cash awards granted to the executive by the Company will be forfeited upon severance. Such awards, however, will fully vest upon a double-trigger change-in-control termination. The terms of the Agreements for each NEO are further described and quantified below in the section titled “2017 Potential Payments Upon Termination or Change-in-Control” and “Severance and Change-in-Control Agreements.”

OTHER BENEFITS

Generally, our Named Executive Officers participate in the same retirement and health and welfare programs as our other employees. In 2017, our Named Executive Officers participated in the Company’s 401(k) plan. Pursuant to this plan, we made employer matching contributions equal to 5.5% of eligible compensation. Their health care and insurance coverage is the same as that provided to other active employees, except that the Named Executive Officers are eligible to receive an executive physical. Executives are provided physicals as part of our Zero Harm initiative.

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Our Compensation Committee generally does not offer perquisites to our Named Executive Officers, unless generally available to other Company employees. Our executives do not have company cars or car allowances, housing, or travel allowances, except in the case of relocation-related travel, housing, and car allowances.

To allow for maximum efficiency and productive use of time, one Company-leased car and a driver is provided in Houston for use by our Named Executive Officers and others for business purposes, except that our Named Executive Officers may use the Company-leased car and a driver for limited personal use only if the car is not being used by another Named Executive Officer for business purposes at that time. In addition, Named Executive Officers are eligible to receive limited financial planning advice.

In connection with his international assignment, Mr. Ibrahim received the standard allowances for a car, housing, school, and relocation costs. In addition, Mr. Ibrahim was included in our standard tax equalization program. As part of Mr. Mujib’s relocation (at the Company’s request) to the United States in October 2016 to assume his new role, we provided him with an apartment from October 2016 to June 2017, a six-month car lease, and airfare to relocate.

IMPACT OF EXECUTIVE CONDUCT OR A RESTATEMENT OF EARNINGS ON COMPENSATION (CLAWBACK POLICY)

If we determine at any time within two years after the termination of employment of a Named Executive Officer that such senior executive’s employment could have been terminated for Cause, as defined in the senior executive’s Agreement, we retain the right to recover any severance benefits (both cash and equity) provided under the Agreement to such senior executive. In such case, the senior executive agrees to promptly repay such amounts to us.

In addition, our Company’s cash and equity incentive programs allow the Compensation Committee to seek recovery of any incentives that are determined to be an overpayment due to any restatement of our financial results that impact the performance metrics on which the incentive awards were calculated. The Compensation Committee will adopt all clawback provisions required by the Dodd-Frank Act.

IMPACT OF ACCOUNTING, REGULATORY, AND TAX REQUIREMENTS ON COMPENSATION

We apply the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718-10 for share-based payments to account for and report equity-based compensation. FASB ASC 718-10 requires equity-based compensation expense to be measured based on the grant-date fair value of the award. For performance-based awards, compensation expense is measured based on the grant-date fair value of the award and the fair value of that award is re-measured subsequently at each reporting date through the settlement date. Changes in fair value during the requisite service period or the vesting period are recognized as compensation cost on a straight line basis over that period. Compensation expense was recognized for restricted stock unit awards.

In the years where we grant stock option awards, the grant-date fair value of employee share options is estimated using option-pricing models. If an award is modified after the grant date, incremental compensation cost is recognized immediately before the modification. The benefits of tax deductions in excess of the compensation cost recognized for the options (excess tax benefits) are classified as addition to paid-in-capital, and cash retained as a result of these excess tax benefits is presented in the statement of cash flows as financing cash inflows.

We carefully review and take into account current tax regulations as they relate to the design of our compensation programs and related decisions. Prior to the enactment of tax reform legislation signed into law on December 22, 2017, which was originally known as the Tax Cuts and Jobs Act (the “TCJA”), Section 162(m) of the Internal Revenue Code limited a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain named executive officers, unless the compensation was performance-based as defined under federal tax laws. Subject to certain transitional rules, the TCJA has repealed the exemption for performance-based compensation from the deduction limitation of Section 162(m) of the Internal Revenue Code for taxable years beginning after 2017. The scope of the transitional rules is uncertain, and we are awaiting further guidance from the Internal Revenue Service with respect to such rules in order to determine the impact of the TCJA on certain remuneration that our Compensation Committee intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code prior to the enactment of the TCJA. Our Compensation Committee historically reviewed and considered the deductibility of our executive compensation programs and provided compensation that was not fully deductible when necessary to retain and motivate certain executive officers and when it was in the best interest of the Company and our stockholders. To the extent compensatory awards are not covered by the transitional rules, the performance-based exception to the deduction limitation under Section 162(m) of the Internal Revenue Code will no longer be available to the Company and annual compensation paid to our covered executives in excess of $1 million will not be deductible.

Section 304 of the Sarbanes-Oxley Act of 2002 applies to any cash or equity-based incentive compensation paid to specified executives where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of restatement.

We are administering all nonqualified, deferred compensation plans and payouts applicable to our Named Executive Officers with the intent to be exempt from, or in compliance with, the provisions of Section 409A of the Internal Revenue Code added under the American Jobs Creation Act of 2004.

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STOCK OWNERSHIP GUIDELINES FOR OFFICERS

The Nominating and Corporate Governance Committee of our Board of Directors determined that we should establish stock ownership guidelines for certain of our officers and officers of our subsidiaries in an effort to link more closely the financial interests of these officers with those of our stockholders.

Our Board of Directors adopted the following ownership guidelines for our common stock, $0.001 par value (“Common Stock”), for the officers at the levels indicated below:

Group	Ownership Level
CEO	5x base salary
Level 1 Executives (Direct reports to CEO)	3x base salary
Level 2 Executives (Direct reports to Level 1 Executives and at least a vice president)	1x base salary

Our Board of Directors approved that: (a) each such officer will have five years after the adoption of these guidelines or his or her appointment to an applicable office, whichever is later, to achieve the indicated ownership level; (b) all beneficially owned shares of Common Stock and vested and unvested restricted stock and restricted stock units are counted towards achievement of the ownership guideline; (c) once an officer has achieved the applicable level of Common Stock ownership he or she is not required to retain or purchase additional shares if a decline in the price for the Common Stock causes his or her holdings to be less than the applicable ownership level; (d) the value of shares of Common Stock is determined as the closing price of the Common Stock for the particular date; and (e) on and after each officer’s 60th birthday, the officer’s required ownership level is reduced to fifty percent (50%) of the ownership level provided for above; provided, however, no such adjustment will be made for the ownership levels of the CEO, Chief Operating Officer (if any), CFO, and General Counsel. All of our Named Executive Officers meet our Stock Ownership Guidelines or are on track to meet the guidelines within the five year period described above.

NO PLEDGING

Our Board of Directors approved as part of the stock ownership guidelines above that no officer of the Company may pledge, hypothecate, create any lien or security interest on, or enter into a margin contract secured by, any shares, options to purchase shares, or any other interest in shares of Common Stock.

MINIMUM HOLDING PERIOD FOR RESTRICTED STOCK UNITS AND STOCK OPTIONS

Our Compensation Committee has reviewed whether or not to adopt a holding period for our restricted stock units and stock options. The Compensation Committee has elected not to adopt a minimum holding period because we have (i) strong stock ownership guidelines and (ii) adopted a long vesting schedule for our restricted stock units.

ANTI-HEDGING POLICY

Our anti-hedging policy prohibits all of our Board of Directors, employees, and agents from (i) speculative trading in our securities; (ii) engaging in hedging transactions using our securities; (iii) “short selling” our securities; and (iv) trading derivative securities, such as put options, call options, swaps, or collars related to our securities.

CONCLUSION

In a highly competitive market for executive talent, we believe our customers’ and employees’ interests, as well as those of our stockholders and other stakeholders, are well served by our compensation programs. These programs are reasonably positioned among our Core Peer Group, encourage and promote our compensation objectives with a strong emphasis on pay for performance, and permit the exercise of our Compensation Committee’s discretion in the design and implementation of compensation packages. Going forward, we will continue to review our compensation plans periodically to determine what revisions, if any, should be made.

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Compensation Committee Report

The foregoing report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, as provided above, with KBR’s management. Based on its review, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. Respectfully submitted,

The Compensation Committee of Directors

Jack B. Moore, Chairman
James R. Blackwell
Umberto della Sala
Lester L. Lyles

March 19, 2018

Compensation Committee Interlocks and Insider Participation

As of the date of this proxy statement, our Compensation Committee consists of Messrs. Moore, Blackwell, della Sala, and Lyles, all of whom are independent, non-executive directors. None of our Compensation Committee members has served as an officer or employee of KBR. Further, none of KBR’s executive officers has served as a member of a board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of KBR.

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Executive Compensation

SUMMARY COMPENSATION

The following table sets forth information regarding the compensation of our Named Executive Officers for the fiscal year ended December 31, 2017, and, if the individual was a NEO for the applicable fiscal year, for the fiscal years ended December 31, 2016 and 2015.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Stuart J. B. Bradie	2017	1,000,022	—	3,458,010	—	4,793,500	2,717	63,814	9,318,063
President & CEO	2016	1,000,022	—	2,276,270	—	625,000	2,307	61,642	3,964,642
	2015	1,038,485	—	2,533,062	675,004	1,870,000	5,391	151,363	6,273,305
Mark W. Sopp(7)	2017	534,167	—	876,349	—	844,800	—	119,573	2,374,889
EVP & CFO
(February 28, 2017 - Present)
Brian K. Ferraioli(8)	2017	142,505	—	—	—	—	25,935	11,676	180,116
Former EVP & CFO	2016	650,021	—	579,424	—	263,250	17,100	40,159	1,549,954
(through February 28, 2017)	2015	675,022	—	788,076	210,005	837,720	11,313	65,490	2,587,626
Farhan Mujib	2017	547,899	—	806,870	—	1,498,950	152	118,283	2,972,154
President, E&C Americas	2016	499,502	—	579,424	—	297,000	171	65,785	1,441,882
	2015	543,372	—	788,076	210,005	668,274	1,945	207,353	2,419,025
K. Graham Hill	2017	537,137	—	576,343	—	1,152,000	874	46,171	2,312,525
EVP, Global Business Development & Strategy	2016	550,014	—	413,871	—	185,625	694	35,337	1,185,542
J. Jay Ibrahim	2017	506,935	—	489,896	—	1,060,155	311	312,509	2,369,806
President, EMEA and APAC	2016	447,706	—	310,404	—	163,688	118	262,899	1,184,815

(1) Salary equals base pay paid to each Named Executive Officer during the applicable year, including any elective deferrals into the Kellogg Brown & Root, Inc. Retirement and Savings Plan or the KBR Elective Deferral Plan. The actual salary paid may fluctuate due to the number of pay periods during the calendar year and the timing of payroll processing at each calendar-year end.

(2) The amounts in columns (e) and (f) represent the aggregate grant date fair value of awards granted in 2015, 2016, and 2017, pursuant to the KBR Stock and Incentive Plan. The fair values were determined in accordance with FASB ASC 718, “Stock Compensation.” Assumptions used in the calculation of these amounts are described in note 1 under “Description of Company and Significant Accounting Policies” and note 21 under “Share-based Compensation and Incentive Plans” of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2017, and the comparable disclosures in 2015 and 2016. The portion of the awards granted to Mr. Ferraioli in 2015 and 2016 that had not yet vested before he terminated employment were forfeited on his termination of employment from KBR in 2017.

(3) With respect to the performance cash awards granted in 2015, 2016 and 2017, which are based 50% on TSR, and to that extent are included in the value of stock awards in column (e), the assumptions assume the probable outcome of the TSR performance condition, which is computed in accordance with FASB ASC 718 (excluding the effect of estimated forfeitures). At maximum performance, each performance award unit reported in column (e) would be equal to $2.00. This would give (i) Mr. Bradie a stock awards value under column (e) of $6,000,010 in 2017, $5,500,005 in 2016 and $6,525,012 in 2015; (ii) Mr. Sopp a stock awards value under column (e) of $1,300,016, comprising $1,000,000 for his annual award and $300,016 for his sign-on award in 2017; (iii) Mr. Ferraioli a stock awards value under column (e) of $1,400,014 in 2016 and $2,030,016 in 2015 (iv) Mr. Mujib a stock awards value under column (e) of $1,400,003 in 2017, $1,400,014 in 2016 and $2,030,016 in 2015; (v) Mr. Hill a stock awards value under column (e) of $1,000,009 in 2017 and $1,000,006 in 2016; and (vi) Mr. Ibrahim a stock awards value under column (e) of $850,013 in 2017 and $750,004 in 2016; Mr. Ferraioli was not granted restricted stock units, stock options, or performance cash awards in 2017 due to his termination of employment from KBR in 2017.

(4) Amounts reportable in column (g) relate to (i) payments under our KBR Senior Executive Performance Pay Plan for 2017, 2016, and 2015; and (ii) payments related to the 50% portion of the 2015 performance cash awards that is based on the JIS performance measure and which were granted under our KBR 2006 Stock Incentive Plan. Benefits under our KBR Senior Executive Performance Pay Plan and the KBR 2006 Stock Incentive Plan are payable by their terms during the first quarter of the following year.

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(5) The amounts shown in column (h) include the following:

Name	Year	Benefit Restoration	Elective Deferral	Total(A)
Bradie	2017	2,717	—	2,717
	2016	2,307	—	2,307
	2015	5,391	—	5,391
Sopp	2017	—	—	—
Ferraioli	2017	1,469	24,466	25,935
	2016	1,843	15,257	17,100
	2015	9,134	2,179	11,313
Mujib	2017	152	—	152
	2016	171	—	171
	2015	1,945	—	1,945
Hill	2017	874	—	874
	2016	694	—	694
Ibrahim	2017	311	—	311
	2016	118	—	118
(A)

Any amounts reportable here and in column (h) of the Summary Compensation Table are payable in connection with KBR’s nonqualified deferred compensation plans, including the KBR Benefit Restoration Plan (“Benefit Restoration”), and KBR Elective Deferral Plan (“Elective Deferral”). These amounts reflect above-market or preferential earnings on nonqualified deferred compensation.

(6) The amounts shown in column (i) above include the following:

Name	Year	Company Retirement Plan Match	Benefit Restoration Award(A)	Dividends(B)	Vacation Payoff(C)	Housing Allowance(D)	Company Car(E)	Relocation Costs(F)	School Fees(G)	Standard Tax Equalization(H)	Travel(I)	Executive Physicals(J)	Financial Planning	Tax Preparation Fees(K)	Total
Bradie	2017	14,850	40,151	—	—	—	317	—	—	—	1,807	2,150	—	4,539	63,814
	2016	14,575	45,290	—	—	—	651	—	—	—	1,186	2,150	2,190	—	61,042
	2015	14,143	42,542	40,174	—	9,994	584	28,223	—	—	5,120	2,150	8,433	—	151,363
Sopp	2017	14,850	—	—	—	—	—	100,000	—	—	2,573	2,150	—	—	119,573
Ferraioli	2017	7,838	—	—	3,838	—	—	—	—	—	—	—	—	—	11,676
	2016	14,575	23,724	—	—	—	—	—	—	—	—	1,860	—	—	40,159
	2015	14,438	22,551	28,442	—	—	59	—	—	—	—	—	—	—	65,490
Mujib	2017	14,850	15,284	—	—	33,232	—	36,666	—	—	11,804	2,150	—	4,297	118,283
	2016	30,510	—	—	—	13,556	15,515	—	—	1,647	—	996	3,561	—	65,785
	2015	50,968	—	18,532	—	—	13,785	—	—	122,443	—	—	1,625	—	207,353
Hill	2017	14,850	14,693	—	—	—	—	—	—	—	1,562	2,150	—	12,916	46,171
	2016	14,575	17,562	—	—	—	—	—	—	—	—	2,150	1,050	—	35,337
Ibrahim(L)	2017	14,850	13,031	—	—	102,605	15,846	48,342	—	90,762	22,794	2,150	—	2,129	312,509
	2016	14,575	11,353	—	—	91,982	14,627	38,946	40,485	27,611	17,416	2,150	1,625	—	262,899
(A)

The amount for Messrs. Bradie, Ferraioli, Ibrahim and Hill's amounts in this column for 2016 were adjusted after further review to reflect their actual amounts received.

(B)

Dividends reflect amounts paid on non-performance related stock awards. Dividends on the stock awards listed in column (e) of the Summary Compensation Table are factored into the grant date fair value. As a result, we are not required under the SEC rules to report separately in column (i) of the Summary Compensation Table any dividends paid on the stock awards. For 2015, we reported dividends paid in column (i) of the Summary Compensation Table under the “Dividends” column of footnote 6 of the Summary Compensation Table. For 2016 and going forward, we are not reporting dividends paid to be consistent with the SEC rules that allow them to be excluded if they are factored into the grant date fair value. We did not remove the dividends paid in 2015 from the “Dividends” column of footnote 6 of the Summary Compensation Table to be consistent with what we reported in the proxy statement for 2015.

(C)

The amounts in this column represent payment of Mr. Ferraioli’s Paid Time Off balance due to his termination of employment from KBR in 2017.

(D)

The amounts in this column represent housing allowances provided to: Messrs. Bradie in connection with his initial business-related move; Mr. Mujib in connection with his relocation to the United States in October 2016 to assume his new role; and Mr. Ibrahim in connection with his international assignment, which is consistent with the Company’s standard KBR Relocation Policy offered to all employees who receive a relocation package.

(E)

The amounts in this column represent: (i) costs for Messrs. Bradie’s and Ferraioli’s personal use of the Company-leased car and driver; (ii) Mr. Mujib’s car allowance received during his employment in the United Kingdom from January 1, 2016, through September 30, 2016, and his six-month car lease to assist with his relocation to the United States in October 2016 to assume his new role and his car allowance received during his employment in the United Kingdom from January 1, 2015 through December 31, 2015; and (iii) Mr. Ibrahim’s car allowance in connection with his international assignment. The amount of Mr. Mujib’s car allowance in this column, which was provided under the UK car allowance policy offered to all similarly situated employees, was converted from British Pounds to U.S. Dollars using the exchange rate applicable for the month paid.

(F)

The amounts in this column represent closing and/or other relocation costs in connection with Messrs. Bradie, Sopp, and Mujib’s business-related relocations, which are consistent with the Company’s standard KBR Relocation Policy offered to all employees who receive a relocation package and Mr. Ibrahim’s in connection with his international assignment, which is consistent with the Company’s standard KBR Relocation Policy offered to all employees who receive a relocation package. Messrs. Bradie, Sopp, and Mujib did not receive any home-loss buyout protection in connection with their relocations. The relocation payments are one-time and limited in duration.

(G)

The amounts in this column represent school fees paid by the Company for Mr. Ibrahim’s dependents in connection with his international assignment. The amount of Mr. Ibrahim’s dependents’ school fees was converted from United Arab Emirates Dollars to U.S. Dollars using the exchange rate applicable for the month paid, which was 0.27226.

(H)

The tax equalization is the payment of the taxes associated with international assignment, which is consistent with the Company’s standard KBR Relocation Policy that is offered to all employees who receive a relocation package.

(I)

The travel payments for Mr. Bradie are payments for his family to travel between the United Kingdom and Houston, Texas to assist with the international relocation, except for $1,807 in 2017 and $1,186 in 2016, which relate to spousal travel for a business trip. The travel expenses for Mr. Mujib relate to payments for his dependents to travel between the United Kingdom and Houston, Texas to assist with the international relocation. The travel expenses for Messrs. Sopp and Hill relate to spousal travel for a business trip. The travel expenses for Mr. Ibrahim relates to travel by him and/or his dependents to assist with his international assignments which is consistent with the Company’s standard KBR Relocation Policy offered to all employees who receive a relocation package.

(J)

The amounts in this column represent costs for executive physicals required by the Company. The Company believes the health of its leadership impacts how it delivers for the organization. Taking a proactive approach to health and wellness with a focus on prevention is in alignment with the Company’s Zero Harm and Wellness Program initiatives and ensures business stability.

(K)

The amounts in this column represent cost for assistance with Messrs. Bradie’s, Mujib’s, Hill’s and Ibrahim’s tax returns. The tax preparation fee for Mr. Hill relates to service rendered in 2017 for $5,010 and in 2016 for $7,906, which were both paid in 2017.

(L)

The amounts for Mr. Ibrahim in columns D, E, F, H and I relate to his expatriate assignment consistent with the Company’s standard expatriate policies.

(7)

Mr. Sopp became Chief Financial Officer of KBR effective February 28, 2017.

(8)

Mr. Ferraioli was no longer Chief Financial Officer of KBR effective February 28, 2017.

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GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding awards in 2017 under the KBR Senior Executive Performance Pay Plan and the KBR Stock and Incentive Plan.

Name	Grant Type(1)	Grant Date	Number Of Non-Equity Incentive Plan Units Granted	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)(3)	All Other Option Awards: Number Of Securities Underlying Options (#)	Exercise Or Base Price Of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards ($)(4)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)
Stuart J. B. Bradie	STI	—	—	312,500	1,250,000	2,500,000	—	—	—	—	—	—	—
	PAs-TSR	2/28/2017	—	—	—	—	500,000	2,000,000	4,000,000	—	—	—	1,458,000
	PAs-JIS	2/28/2017	2,000,000	500,000	2,000,000	4,000,000	—	—	—	—	—	—	—
	RSUs	2/28/2017	—	—	—	—	—	—	—	132,891	—	—	2,000,010
Mark W. Sopp(5)	STI	—	—	128,000	512,000	1,024,000	—	—	—	—	—	—	—
	PAs-TSR	2/28/2017	—	—	—	—	83,333	333,333	666,667	—	—	—	243,000
	PAs-JIS	2/28/2017	333,333	83,333	333,333	666,667	—	—	—	—	—	—	—
	RSUs	2/28/2017	—	—	—	—	—	—	—	42,083	—	—	633,349
Farhan Mujib	STI	—	—	123,750	495,000	990,000	—	—	—	—	—	—	—
	PAs-TSR	2/28/2017	—	—	—	—	116,667	466,667	933,333	—	—	—	340,200
	PAs-JIS	2/28/2017	466,667	116,667	466,667	933,333	—	—	—	—	—	—	—
	RSUs	2/28/2017	—	—	—	—	—	—	—	31,008	—	—	466,670
K. Graham Hill	STI	—	—	110,000	440,000	880,000	—	—	—	—	—	—	—
	PAs-TSR	2/28/2017	—	—	—	—	83,333	333,333	666,667	—	—	—	243,000
	PAs-JIS	2/28/2017	333,333	83,333	333,333	666,667	—	—	—	—	—	—	—
	RSUs	2/28/2017	—	—	—	—	—	—	—	22,149	—	—	333,342
J. Jay Ibrahim	STI	—	—	101,850	407,400	814,800	—	—	—	—	—	—	—
	PAs-TSR	2/28/2017	—	—	—	—	70,833	283,333	566,667	—	—	—	206,550
	PAs-JIS	2/28/2017	283,333	70,833	283,333	566,667	—	—	—	—	—	—	—
	RSUs	2/28/2017	—	—	—	—	—	—	—	18,827	—	—	283,346
(1)

During fiscal year 2017, the Named Executive Officers received the following types of plan-based awards: Short-Term Incentive (Annual) (“STI”); KBR Long-Term Performance Cash Awards (“PAs”), which are based 50% on total stockholder return (“TSR”) and 50% on job income sold (“JIS”); and KBR Restricted Stock Units (“RSUs”). All awards were granted under the KBR 2006 Stock and Incentive Plan, except that the STI was granted under the KBR Senior Executive Performance Pay Plan (the “Performance Pay Plan”), which is a performance program under the KBR 2006 Stock and Incentive Plan.

(2)

The PAs in the Equity Incentive Plan Awards columns have a target value of $1.00 per unit (not the value of the Company’s common stock), and the PA amounts above represent the total dollar value of the incentive opportunity. Actual STI and PA payments may equal amounts between performance level percentages based on the achievement levels of performance metrics. Estimated 2017 STI payments are calculated using the Participant’s annual base salary as determined on January 1, 2017 (or the first day the Participant becomes eligible to participate in the Performance Pay Plan if such day occurs after the first day of January). Estimated payments of the portions of the PAs based 50% on TSR and 50% on JIS are each calculated using half of the Participant’s total KBR Long-Term Performance Cash Award granted in 2017.

(3)

The restricted stock units in column (l) vest equally over three years.

(4)

The amounts in column (o) are calculated for RSUs based on the product of the number of RSUs granted and the closing price of the Company’s common stock on the Grant Date and are calculated for PAs based on each PA unit having a grant date fair value of $0.729. These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC 718.

(5)

Mr. Sopp’s RSUs include a sign-on grant of $300,000 worth in KBR shares due to commencement of his employment in February 2017 besides his annual Restricted Stock Unit grant.

Mr. Ferraioli was not granted any 2017 Short-Term Incentive or Long-Term Incentive award due to his termination of employment from KBR in 2017.

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NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

NO EMPLOYMENT AGREEMENTS

Our Named Executive Officers do not have employment agreements. Each of our Named Executive Officers entered into severance and change-in-control agreements that only provide for severance-type benefits (including severance following a change in control) (see the section titled “Severance and Change-in-Control Agreements” for more detail).

LONG-TERM INCENTIVES

During fiscal year 2017, our Named Executive Officers received the following types of plan-based awards under the KBR Stock and Incentive Plan (under which the Performance Pay Plan was adopted): (1) an annual short-term incentive (“STI”) award, which is based on achieving pre-established metrics and is paid in cash (see the section titled “Short-Term Incentives (Annual)” for more detail), (2) long-term performance cash awards (“PAs”), which are based 50% on total stockholder return (“TSR”) and 50% on job income sold (“JIS”) and (3) restricted stock units (“RSUs”).

The PAs were granted on February 28, 2017. Each PA has a target value of $1.00. The actual payout, if earned, of a PA at the end of the performance period will be determined based 50% on the level of achievement during the performance period of the comparison of the average TSR (measured with a 20-trading-day average price) of the Company’s common stock at the end of the performance period to the average TSR of each of the common stocks of the members of the peer group for the performance period and 50% on JIS. Specifically, each peer group company’s TSR is measured every quarter, indexed back to the start of the year, and KBR’s similarly calculated average quarterly indexed TSR is ranked relative to its peers. The average quarterly indexed Company’s TSR rank is measured over the 3-year performance period, which runs from January 1, 2017, to December 31, 2019.

The remaining 50% of the PAs will be determined based on JIS over the same 3-year performance period. JIS is the Company’s and its consolidated subsidiaries job income from (i) new projects awarded and (ii) earnings changes from contract amendments (increases or decreases), or scope adjustments (increases or decreases) to existing projects. JIS is calculated as the average of the achievement levels of the JIS performance metric for each year during the three-year performance period. Like the TSR portion of the 2017 PAs, achievement of Threshold pays out at 25%, Target at 100%, and Maximum at 200%, all weighted 50%. No award will be paid for JIS under the PAs until after the end of the three-year performance period when the average JIS earned will be calculated using the average JIS percentage achieved during each year in the three-year performance period.

In addition to the TSR and JIS performance measures, 20% of the PAs granted on February 28, 2017 were subject to forfeiture if the Compensation Committee in its sole discretion determined that 2017 was not a successful year for us. The metric was a one-time metric that if not satisfied at the end of 2017 would result in the forfeiture of 20% of the PAs granted in 2017. In 2017, this performance metric was satisfied.

The 50% TSR portion of the 2015, 2016 and 2017 grants of KBR Long-Term Performance Cash Awards are reported in the “Stock Awards” column of the Summary Compensation Table for 2015, 2016, and 2017, the years in which the awards were granted (rather than in the “Non-Equity Incentive Plan Compensation” column in the year they were earned (2017, 2018, and 2019)), because the TSR portion of KBR Long-Term Performance Cash Awards fell within the scope of FASB ASC 718.

The payout for the 50% JIS portion of the 2015, 2016 and 2017 KBR Long-Term Performance Cash Awards will be reported in the “Non-Equity Incentive Plan” column of the Summary Compensation Table in the year earned because the JIS portion does not fall within the scope of FASB ASC 718. Due to the JIS performance requirement being met in 2017 for the 2015 KBR Long-Term Performance Cash Awards, the “Non-Equity Incentive Plan” column of the Summary Compensation Table includes the JIS portion of the 2015 KBR Long-Term Performance Cash Awards in 2017 while zero payout was included in the “Non-Equity Incentive Plan” column of the Summary Compensation Table in 2015 and 2016 for the 2013 and 2014 KBR Long-Term Performance Cash Awards due to non-satisfaction of the performance requirement and downward discretion of our Compensation Committee respectively.

In February 2017, our Compensation Committee approved long-term incentive target values of $6,000,000 for Mr. Bradie, $1,000,000 for Mr. Hill, $850,000 for Mr. Ibrahim, $1,400,000 for Mr. Mujib and $1,000,000 for Mr. Sopp. The Compensation Committee established these long-term incentive target values as described in the “Compensation Discussion and Analysis” section of this proxy statement under the section titled “KBR Stock and Incentive Plan.” Long-term incentive awards were delivered through a combination of cash-based PAs and equity-based RSUs.

The Compensation Committee determined the number of PAs for each Named Executive Officer by multiplying the total long-term incentive target value by 66 2/3% and dividing the product by $1.00 (the target value of each PA). Our Compensation Committee decided to use $1.00 as the target value for each PA for the purpose of administering and communicating the award. In addition, the use of $1.00 as a target value for each PA is a means of expressing the value of each award since the number of PAs were granted based on the total target value of long-term incentive awards. The actual value of a PA may increase to a maximum of 200% of $1.00, or $2.00, or decrease to below threshold to 0% of $1.00, or $0.00. The value of PAs for performance between threshold and target or target and maximum will be calculated using linear interpolation. A 3-year performance award cycle was adopted because of the ability to provide for retention and to align the long-term interest of the Named Executive Officers with our stockholders.

The RSUs granted on February 28, 2017, under the KBR 2006 Stock and Incentive Plan vest in increments of 33 ⅓% annually over three years. The

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Compensation Committee determined the number of RSUs for each Named Executive Officer by multiplying the total long-term incentive target value by 33 ⅓% (25% in 2015) and dividing the product by the closing price of our common stock on the date of grant.

In addition to the service requirement for vesting, 20% of the restricted stock units that were granted on February 28, 2017, were subject to forfeiture if our Compensation Committee in its sole discretion determined that 2017 was not a successful year for KBR. The metric was a one-time metric that if not satisfied at the end of 2017 would result in the forfeiture of the performance stock units granted in 2017. In 2017, this performance metric was satisfied.

The nonqualified stock options (“NQSOs”) were granted in 2015 under the KBR 2006 Stock and Incentive Plan. Options vest in increments of 33 ⅓% annually over three years. Using the total long-term incentive target values, our Compensation Committee determined the number of NQSOs for each Named Executive Officer by multiplying the total long-term incentive value by 15% and dividing the product by the Black Scholes’ value of the NQSO on the date of grant. Options have an exercise price equal to the closing price of our common stock on the date of grant.

SHORT-TERM INCENTIVES (ANNUAL)

Our Named Executive Officers were eligible to participate in the KBR Senior Executive Performance Pay Plan (the “Performance Pay Plan”) for the 2017 calendar year. Payouts under the Performance Pay Plan are based on our Named Executive Officer’s individual performance and on the levels of achievement of the Performance Pay Plan’s performance metrics.

The pre-established performance metrics for the 2017 calendar year are described in the Compensation Discussion and Analysis above.

During 2017, the short-term incentive award opportunities were based on a percentage of base salary assuming attainment of specified threshold, target, and maximum performance levels, which were, respectively: (i) for Mr. Bradie, 31.25%, 125%, and 250% and (ii) for Messrs. Hill, Ibrahim and Sopp 20%, 80%, and 160% and (iii) for Mr. Mujib 22.5%, 90% and 180%.

SALARY AND SHORT-TERM INCENTIVE IN PROPORTION TO TOTAL COMPENSATION

Assuming target performance with respect to the long-term incentive awards under our KBR 2006 Stock and Incentive Plan, our CEO, Mr. Bradie, received approximately 35.23% of his total compensation in the form of base salary and annual cash-based STI awards, and our Named Executive Officers (other than our CEO and Mr. Ferraioli) generally received on average approximately 49.51% of their total compensation in the form of base salary and annual cash-based STI awards. Please see the “Compensation Discussion and Analysis” section of this proxy statement for a description of the philosophy and objectives of our compensation program.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information on the exercise and holdings of previously awarded equity grants outstanding as of December 31, 2017.

Name	Grant Date(1)	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Stuart J. B. Bradie	2/28/2017	—	—	—	—	—	132,891	2,635,229	2,000,000	2,000,000
	03/01/2016	—	—	—	—	—	87,868	1,742,422	1,833,334	1,833,334
	02/25/2015	82,117	41,059	—	18.16	02/25/2025	20,650	409,490	—	—
	07/2/2014	—	—	—	—	—	16,470	326,600	12,352	244,940
TOTAL		82,117	41,059	—	—	—	257,879	5,113,741	3,845,686	4,078,274
Mark W. Sopp(7)	2/28/2017	—	—	—	—	—	42,083	834,506	333,334	333,334
TOTAL		—	—	—	—	—	42,083	834,506	333,334	333,334
Brian K. Ferraioli	2/28/2017	—	—	—	—	—	—	—	—	—
	03/01/2016	—	—	—	—	—	—	—	—	—
	02/25/2015	25,548	—	—	18.16	03/14/2018	—	—	—	—
	03/05/2014	21,875	—	—	27.85	03/14/2018	—	—	—	—
TOTAL		47,423	—	—	—	—	—	—	—	—
Farhan Mujib	2/28/2017	—	—	—	—	—	31,008	614,889	466,667	466,667
	03/01/2016	—	—	—	—	—	22,368	443,557	466,667	466,667
	02/25/2015	25,548	12,774	—	18.16	02/25/2025	6,425	127,408	—	—
	03/05/2014	17,188	—	—	27.85	03/05/2024	—	—	—	—
	03/06/2013	14,194	—	—	30.24	03/06/2023	745	14,773	—	—
	02/01/2013	9,011	—	—	31.42	02/01/2023	398	7,892	—	—
	04/04/2012	4,151	—	—	35.14	04/04/2022	—	—	—	—
	08/22/2011	532	—	—	25.99	08/22/2021	—	—	—	—
	04/01/2011	1,779	—	—	38.33	04/01/2021	—	—	—	—
	03/10/2010	2,343	—	—	21.19	03/10/2020	—	—	—	—
	06/26/2009	678	—	—	18.66	06/26/2019	—	—	—	—
	03/06/2009	2,496	—	—	11.71	03/06/2019	—	—	—	—
TOTAL		77,920	12,774	—	—	—	60,944	1,208,519	933,334	933,334
K. Graham Hill	2/28/2017	—	—	—	—	—	22,149	439,215	333,334	333,334
	03/01/2016	—	—	—	—	—	15,977	316,824	333,334	333,334
	05/14/2015	18,248	9,125	—	18.30	05/14/2025	4,589	91,000	—	—
TOTAL		18,248	9,125	—	—	—	42,715	847,039	666,668	666,668
J. Jay Ibrahim	2/28/2017	—	—	—	—	—	18,827	373,339	283,334	283,334
	03/01/2016	—	—	—	—	—	11,892	237,603	250,000	250,000
	02/25/2015	14,793	7,397	—	18.16	02/25/2025	7,059	139,980	—	—
TOTAL		14,793	7,397	—	—	—	37,778	750,922	533,334	533,334

2018 | PROXY STATEMENT	60

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(1)

The awards granted consist of KBR restricted stock units (“RSUs”), certain RSUs that we granted between 2014 and 2016 that we refer to as performance stock units (“PSUs”), performance cash awards based on total stockholder return (“TSR”), or options under the KBR Stock and Incentive Plan.

(2)

All options listed in column (c) vest at a rate of 33 ⅓% per year over the 3-year vesting period.

(3)

All RSUs listed in this column that were granted on March 6, 2013, and earlier vest at a rate of 20% per year over the 5-year vesting period. The RSUs granted on March 5, 2014, and later, vest at a rate of 33 ⅓% per year over the 3-year vesting period. With respect to the RSUs granted to Mr. Bradie on July 2, 2014, 41,169 vest at a rate of 20% per 5-year vesting period. With respect to the RSUs granted to Mr. Sopp on February 28, 2017, 22,149 relate to his annual RSU grant and 19,934 relate to his sign-on grant that he received upon commencement of his employment in February 2017. With respect to the RSUs granted on February 28, 2017, they vest at a rate of 33 ⅓% per year over the 3-year vesting period but vesting of 20% are also subject to the Compensation Committee’s sole discretion if it determined that 2017 was a successful year for us, which they determined it was.

(4)

Market value in this table is based upon a fair market value of $19.83 per share for KBR common stock, the closing price on December 29, 2017 (the last trading day of the year).

(5)

The number of unearned shares includes 40% of Mr. Bradie’s 30,877 RSUs that were granted on July 2, 2014, and vest at a rate of 20% per year over the 5-year vesting period subject to KBR having TSR of at least 6% in the immediately preceding year. In addition, this column includes 50% of the performance cash awards granted in 2016 and 2017 that are based on TSR. These performance cash awards are payable only in cash and cliff-vest, if earned, at the end of the three-year vesting periods (December 31, 2018 and December 31, 2019, respectively).

(6)

This column includes the value of both performance cash awards based on TSR and PSUs. With respect to the performance cash awards granted in 2017 and 2016, this column represents the target cash payout of $1.00 for the number of performance cash awards based on TSR. Under the SEC rules, the payout value reported in this column must be disclosed based on achieving threshold performance goals, except that if performance during the last completed fiscal year (or, if the payout is based on performance to occur over more than one year, the last completed fiscal years over which performance is measured) has exceeded threshold, we must disclose the next higher performance measure (target or maximum) that exceeds the last completed fiscal year’s performance (or, if the payout is based on performance to occur over more than one year, the last completed fiscal years over which performance is measured). The payout of these performance cash awards is not calculated based on the Company’s stock price and accordingly was calculated by using the applicable cash payout amount of $1.00 for each performance award unit. With respect to PSUs granted in previous years, this column represents the target value of such awards, which is the fair market value of $19.83 per share for KBR common stock on December 29, 2017. Under SEC rules, if an award provides only for a single estimated payout, that amount should be reported.

(7)

Mr. Sopp was not granted any options due to commencement of his employment in 2017 as the Company did not grant options to employees from 2016 onwards.

OPTION EXERCISES AND STOCK VESTED

The following table shows information for 2017 regarding the exercise of stock options and the vesting of restricted stock and restricted stock units.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Stuart J. B. Bradie	—	—	1,474,841	2,977,997
Mark W. Sopp	—	—	—	—
Brian K. Ferraioli	—	—	21,797	331,661
Farhan Mujib	—	—	442,257	627,717
K. Graham Hill	—	—	321,021	559,255
J. Jay Ibrahim	—	—	238,049	350,886
(1)

Represents the number of restricted stock units (“RSUs”) and performance stock units (“PSUs”) that vested during the fiscal year 2017. The cash perfomance awards (“PAs”) granted in 2015 vested on December 31, 2017 due to the performance requirement being met for the three-year performance period and were based both on total stockholder return (“TSR”) and job income sold (“JIS”). The TSR-based portion of the PAs that vested are included under columns (d) and (e) above. For Mr. Bradie, 77,753 RSUs, 47,088 PSUs and 1,350,000 TSR-based PAs vested. For Mr. Ferraioli, 19,561 RSUs and 2,236 PSUs vested. Mr. Ferraioli forfeited his total amount of 2015 PAs upon his termination of employment in 2017. For Mr. Mujib, 20,021 RSUs, 2,236 PSUs and 420,000 TSR-based PAs vested. For Mr. Ibrahim, 11,851 RSUs, 1,198 PSUs and 225,000 TSR-based PAs vested. For Mr. Hill, 19,424 RSUs, 1,597 PSUs and 300,000 TSR- based PAs vested. Mr. Sopp did not have any vestings due to commencement of his employment in 2017. The JIS-based portion of the PAs that vested in fiscal year 2017 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2017.

(2)

Represents the pre-tax value realized on stock awards that vested during the fiscal year, computed by multiplying the number of shares acquired on vesting by the closing price of common stock on the vesting date and the value realized on the TSR portion of the 2015 PAs that vested during the fiscal year, computed by multiplying the number of TSR-based 2015 PAs, with a target value of $1.00, by the TSR payout percentage of 68.8%.

2018 | PROXY STATEMENT	61

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PENSION BENEFITS

Our Named Executive Officers did not participate in a KBR sponsored pension plan required to be reported under the Pension Benefits table. Accordingly, the Pension Benefits Table has not been included here.

NONQUALIFIED DEFERRED COMPENSATION

The following table provides information regarding each Named Executive Officer’s contributions to covered deferred compensation plans, earnings accrued during the year, withdrawals and distributions during the year, and plan balances at fiscal year-end.

Name	Plan	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
(a)		(b)	(c)	(d)	(e)	(f)
Stuart J. B. Bradie	Elective Deferral	—	—	—	—	—
	Restoration	—	40,151	6,087	—	149,071
Mark W. Sopp	Elective Deferral	—	—	—	—	—
	Restoration	—	—	—	—	—
Brian K. Ferraioli	Elective Deferral	—	—	42,921	(854,236)	—
	Restoration(5)	—	—	3,269	(79,477)	—
Farhan Mujib	Elective Deferral	—	—	—	—
	Restoration	—	15,284	326	—	20,963
K. Graham Hill	Elective Deferral	—	—	—	—	—
	Restoration	—	14,693	1,975	—	50,205
J. Jay Ibrahim	Elective Deferral	—	—	—	—	—
	Restoration	—	13,031	745	—	26,866
(1)

The amounts in column (b) are reported as compensation for 2017 in columns (c) and/or (g) of the Summary Compensation Table.

(2)

The amounts in column (c) are reported as compensation for 2017 in column (i) of the Summary Compensation Table.

(3)

Only the above-market earnings in column (d) are reported as compensation for 2017 in column (h) of the Summary Compensation Table.

(4)

Only the amount of the aggregate balance in column (f) that relates to registrant contributions that are reported in column (c) are reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for 2017 as well as amounts previously reported in prior Summary Compensation Tables. The amounts disclosed in the Summary Compensation Table, both as currently and previously reported, for each NEO are as follows: Mr. Bradie, $143,299; Mr. Sopp, $0; Mr. Ferraioli, $71,336; Mr. Mujib, $15,284; Mr. Hill, $32,255; and Mr. Ibrahim, $24,384.

(5)

Mr. Ferraioli’s agrregate balance under the Benefit Restoration Plan was adjusted with $2,548 after further review to reflect his actual 2016 award amount received.

NARRATIVE DISCLOSURE TO NONQUALIFIED DEFERRED COMPENSATION TABLE

Under the Elective Deferral Plan, pre-tax deferrals of up to 75% of base salary and/or incentive compensation are allowed each year. Participation, however, is completely voluntary. The other plans do not allow employee elective deferrals. Earnings for the Elective Deferral Plan are based upon the executive’s election from among diversified investment options that include both stock and bond funds. Investment elections may be changed by the executive on a monthly basis. Any preferential interest credited above 120% of the applicable Federal long-term rate is recorded in the Summary Compensation Table.

Earnings for the Restoration Plan are credited based on a bond fund in the KBR Elective Deferral Plan, which was above 120% of the applicable Federal long-term rate. Accordingly, the preferential interest credited above 120% of the applicable Federal long-term rate is recorded in the Summary Compensation Table. In 2017, our Named Executive Officers received awards under the plan in the amounts shown in the footnotes to the Summary Compensation Table.

Payouts under the Restoration Plan are paid in a lump sum upon termination. Payouts under the Elective Deferral Plan are paid on termination of employment or a specified future date, either as a lump sum or in installments. Withdrawals under the Elective Deferral Plan are allowed in the case of an unforeseeable emergency.

2018 | PROXY STATEMENT	62

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ELEMENTS OF POST-TERMINATION COMPENSATION AND BENEFITS

In 2013 with respect to Messrs. Ferraioli and Mujib, in 2014 with respect to Messrs. Bradie and Hill, in 2015 with respect to Mr. Ibrahim and in 2017 with respect to Mr. Sopp, our Company entered into severance and change-in-control agreements with our Named Executive Officers. Mr. Ferraioli’s termination of employment was related to a voluntary without “good reason” resignation and therefore no payment was made in connection to his termination of employment pursuant to his severance and change-in-control agreement, and he is not addressed in the sections below titled “2017 Potential Payments Upon Termination or Change-in-Control” and “Severance and Change-in-Control Agreements.”

Termination events that trigger payments and benefits include change-in-control, normal or early retirement, termination without cause or for good reason, voluntary termination, disability, and death. Post-termination payments may include severance, accelerated vesting of restricted stock and stock options, maximum payments under cash-based short and long-term incentive plans, nonqualified account balances, and health benefits among others.

See the section below titled “2017 Potential Payments Upon Termination or Change-in-Control” for more detail on estimated potential payments and benefits under Messrs. Bradie, Hill, Ibrahim, Mujib and Sopp’s severance and change-in-control agreements.

Further, see the section titled “Severance and Change-in-Control Agreements” after the “2017 Potential Payments Upon Termination or Change-in-Control” table for a description of: (a) the specific circumstances that would trigger payments and benefits, (b) the appropriate payment and benefit levels as determined under the various circumstances that trigger payments and benefits, (c) any material conditions or obligations applicable to the receipt of payments or benefits, and (d) any other material factors regarding the severance and change-in-control agreements.

2017 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Executive	Benefits(1)(2)	Change in Control without Termination 12/31/2017 ($)	Change in Control with Involuntary Termination 12/31/2017 ($)	Retirement, Disability, or Death on 12/31/2017(6) ($)	Involuntary Not For Cause or Voluntary for Good Reason Termination on 12/31/2017 ($)	Voluntary without Good Reason on 12/31/2017 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Stuart J. B. Bradie	Stock Awards	—	5,358,681	5,358,681	—	—
	Stock Options(3)	—	68,569	68,569	—	—
	Performance Awards(4)	—	10,366,667	7,217,578	—	—
	Cash Severance(5)	—	9,133,106	2,282,500	4,500,000	—
	TOTAL	—	24,927,023	14,927,328	4,500,000	—
Mark W. Sopp	Stock Awards	—	834,506	834,506	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	666,667	222,222	—	—
	Cash Severance(5)	—	3,196,150	844,800	320,000	—
	TOTAL	—	4,697,323	1,901,528	320,000	—
Farhan Mujib	Stock Awards	—	1,208,520	1,208,520	—	—
	Stock Options(3)	—	21,333	21,333	—	—
	Performance Awards(4)	—	2,706,666	2,003,493	—	—
	Cash Severance(5)	—	2,903,667	717,750	1,045,000	—
	TOTAL	—	6,840,186	3,951,096	1,045,000	—
K. Graham Hill	Stock Awards	—	847,038	847,038	—	—
	Stock Options(3)	—	15,239	15,239	—	—
	Performance Awards(4)	—	1,333,334	666,667	—	—
	Cash Severance(5)	—	2,618,247	594,000	990,000	—
	TOTAL	—	4,813,858	2,122,944	990,000	—
J. Jay Ibrahim	Stock Awards	—	750,922	750,922	—	—
	Stock Options(3)	—	11,317	11,317	—	—
	Performance Awards(4)	—	1,066,667	522,222	—	—
	Cash Severance(5)	—	2,577,403	641,655	916,650	—
	TOTAL	—	4,406,309	1,926,116	916,650	—

2018 | PROXY STATEMENT	63

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(1)

The aggregate nonqualified deferred compensation payable to all Named Executive Officers upon termination is set forth in column (f) of the Nonqualified Deferred Compensation Table and is not reflected in this Table.

(2)

The Table does not include amounts otherwise payable to the Named Executive Officers if they remained employed through December 31, 2017, pursuant to the KBR Senior Executive Performance Pay Plan (STI), as reported in column (g) of the Summary Compensation Table. If a Named Executive Officer is terminated for “cause” (as defined under the applicable plan/program), all such executive’s rights to payment would be automatically forfeited. Also, the Table does not include those benefits that are generally available to all employees.

(3)

The Table assumes full exercise of options that become exercisable upon termination or change-in-control as of December 31, 2017. This Table does not include the exercisable options reflected in column (b) of the Outstanding Equity Awards at Fiscal Year End Table. Option values are based on the difference between the option exercise price and the closing price for our common stock on December 29, 2017, multiplied by the number of shares to be acquired upon exercise of the option. While options do not vest upon an approved retirement, they do continue to vest on the original vesting schedule after an approved retirement. Mr. Sopp was not granted any options due to commencement of his employment in 2017 as the Company did not grant options to employees from 2016 onwards.

(4)

Assumes for purposes of change-in-control with termination, retirement, death, and disability that payout for the Performance Awards will be at Target. Performance Awards are fully vested on a change-in-control termination but are prorated on retirement, death, and disability. While the value of the 2015 Performance Awards are included in the Change in Control with Involuntary Termination column based on target as required pursuant to applicable reporting rules, those awards actually paid out at 127.4% of target.

(5)

Cash severance includes welfare costs in the case of a change in control with involuntary termination. Cash severance does not include amounts that may be paid to the Named Executive Officers under the severance plan generally available to all employees of the Company.

(6)

Retirement is discretionary and subject to the approval of the CEO, or in the case of our Senior Executive Management, it is subject to the approval of our Compensation Committee.

SEVERANCE AND CHANGE-IN-CONTROL AGREEMENTS

Our Compensation Committee approved severance and change-in-control agreements (collectively, the “Agreement”) for Messrs. Bradie, Hill, Ibrahim, Mujib and Sopp, along with certain other senior executive officers of the Company.

CIRCUMSTANCES THAT WOULD TRIGGER PAYMENTS AND BENEFITS

The Agreement will terminate automatically on the earlier of (i) the executive’s termination of employment with the Company or (ii) in the event of a change-in-control during the term of the Agreement, two years following the change-in-control. The Agreement provides for (i) severance termination benefits (prior to a change-in-control), (ii) double-trigger change-in-control termination benefits (on or after a change-in-control), and (iii) death, disability, and retirement benefits.

Under the Agreement, “cause,” “good reason,” and “change-in-control” are defined as follows:

“Cause” means any of the following: (i) the executive’s gross negligence or willful misconduct in the performance of the duties and services required of him by the Company; (ii) the executive’s conviction of, or plea other than not guilty to, a felony or a misdemeanor involving moral turpitude; or (iii) a material violation of the Company’s Code of Business Conduct. However, prior to a change-in-control, “cause” also means the executive’s failure to perform, in a reasonably satisfactory manner, the duties and services required of him by the Company, provided that the Company gives the executive at least 10 days’ written notice to cure the failure.

“Good Reason” means any of the following: (i) a material diminution in the executive’s base salary, (ii) a material diminution in the executive’s authority, duties, or responsibilities, including, with respect to Mr. Bradie, the failure to maintain him in the position of CEO of the Company or nominate him to stand for re-election to the Board of Directors, or (iii) unless agreed to by the executive, the relocation of the offices at which the executive is principally employed to a location more than 50 miles away. However, prior to a change-in-control, “good reason” means a 25% or more diminution in the executive’s base salary, unless a similar reduction is made to the base salaries of all senior executive officers of the Company, and with respect to Mr. Bradie, it also means (ii) and (iii) of the definition of “good reason” above.

“Change-in-Control” is generally triggered upon any of the following: (i) a person acquires 20% or more of the voting power of the Company, (ii) the majority of our Board of Directors changes, (iii) a merger or consolidation of the Company (unless it still controls a majority of the voting stock), (iv) a complete liquidation or dissolution of the Company, or (v) a sale, disposition, lease, or exchange of all or substantially all of the Company’s assets.

If, prior to, on, or after a change-in-control, the Named Executive Officer dies or becomes disabled, then the Company will provide him with the following benefits: (a) the executive’s unearned bonus under the Company’s annual cash incentive plan payable for the fiscal year in which the executive’s date of termination occurs, with such bonus amount determined at the end of the performance period in accordance with the plan, and then such earned amount (if any) (x) prorated to the executive’s date of termination and (y) paid to the executive in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15th following the end of the performance period, (b) the executive’s unpaid bonus (if any) accrued under the Company’s annual cash incentive plan for the fiscal year that ended on or immediately before the executive’s date of termination, which accrued bonus shall be paid to the executive in a lump sum on the normal payment date for such bonuses under the plan, but not later than the March 15th following the end of such prior performance period, (c) the restrictions on all restricted stock and restricted stock units of the executive shall lapse in full on his date of termination, (d) all stock options and stock appreciation rights (“SARs”) of the executive shall become fully vested and exercisable on his date of termination and may be exercised until the earlier of (i) the second anniversary of his date of termination, unless otherwise provided by the Compensation Committee, in its discretion, or (ii) the remaining term of such option or SAR, (e) all outstanding performance awards of the executive shall be prorated to his date of termination and to the extent such awards become “earned” based on actual performance results at the end of the performance period, shall be paid to the executive in a lump sum on the normal payment date for such awards under the plan, but not later than the March 15th following the end of the performance period, and (f) all account balances of the executive in all supplemental and/or non-qualified retirement plans of the Company and its affiliates shall become fully vested on his date of termination.

2018 | PROXY STATEMENT	64

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If, prior to, on, or after a change-in-control, the Named Executive Officer retires, then the Company will provide him with the above death and disability benefits, except that the executive may only exercise his stock options and SARs until the earlier of (a) the first anniversary of his date of termination, unless otherwise provided by the Compensation Committee, in its discretion, or (b) the remaining term of such option or SARs.

If, prior to, on, or after a change-in-control, the Named Executive Officer voluntarily terminates his employment for any reason other than a “good reason” or retirement, the executive will not be entitled to any payments or benefits and his vested stock options and SARs must be exercised within 30 days of the date of his termination, but not later than the option or SAR expiration date.

If, prior to, on, or after a change-in-control, the Named Executive Officer’s employment is terminated by the Company for “cause,” the executive will not be entitled to any severance payments or benefits.

If, prior to a change-in-control, the Named Executive Officer’s employment is terminated by us (except for “cause”), or if the Named Executive Officer terminates his employment for “good reason,” the Company will provide the executive with the following benefits: (a) a lump-sum cash payment equal to the sum of: (i) one (two with respect to Mr. Bradie) year’s base salary in effect at termination plus (ii) (two times with respect to Mr. Bradie) the executive’s annual target bonus opportunity, (b) all vested stock options and SARs may be exercised within the one-year period following his date of termination, but not later than the remaining term of the option or SARs, and (c) all unvested stock options, SARs, restricted stock, restricted stock units, and performance awards shall be forfeited, unless and to the extent provided otherwise by the Compensation Committee, in its discretion, with respect to non-performance awards.

If both (1) a change-in-control occurs and (2) on, or within two years after the change-in-control, the Company involuntarily terminates the Named Executive Officer’s employment without cause or the Named Executive Officer terminates his employment for “good reason” then, the Company will provide them with the following change-in-control termination benefits: (a) a lump sum cash payment equal to the sum of: (i) two times (three times with respect to Mr. Bradie) the executive’s base salary in effect at termination (or, if higher, the executive’s base salary in effect immediately prior to the change-in-control) plus (ii) two times (three times with respect to Mr. Bradie) the executive’s annual target bonus opportunity, (b) the executive’s unearned bonus under the Company’s annual cash incentive plan payable for the fiscal year in which the executive’s date of termination occurs, with such bonus amount determined at the end of the performance period in accordance with the plan, and then such earned amount (if any) (x) prorated to the executive’s date of termination and (y) paid to the executive in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15th following the end of the performance period, (c) the executive’s unpaid bonus (if any) accrued under the Company’s annual cash incentive plan for the fiscal year that ended on or immediately before the executive’s date of termination, which accrued bonus shall be paid to the executive in a lump sum on the normal payment date for such bonuses under the plan, but not later than 74 days following the executive’s termination of employment with the Company, (d) all of the outstanding stock options, SARs, restricted stock and restricted stock unit awards, and other equity based awards granted by the Company to the executive that are not performance awards shall become fully vested and immediately exercisable or payable in full on the effective date of the release required under the Agreement, provided such release is timely executed by the executive following his termination of employment with the Company, (e) all performance award units other than those that are covered under the Company’s annual cash incentive plan, shall become fully vested and paid at target performance as soon as administratively feasible following his termination of employment with the Company, but not later than March 15th following the year in which he terminated employment with the Company, (f) all account balances in any supplemental and/or nonqualified retirement plans shall become fully vested, and (g) welfare plan costs equal to two times (three times with respect to Mr. Bradie) the total annual cost to the executive and the Company of the medical, dental, life, and disability benefits provided to the executive and the executive’s eligible dependents by the Company for the year of the executive’s termination.

DETERMINATION OF APPROPRIATE PAYMENT AND BENEFIT LEVELS UNDER THE VARIOUS CIRCUMSTANCES THAT TRIGGER PAYMENTS AND BENEFITS

Our Compensation Committee engaged AonHewitt, its previous compensation consultant, to assist in the development of the Agreement. In February 2008, AonHewitt presented a comprehensive overview of market practices of severance and change-in-control benefits among our then Core Peer Group, as well as, AonHewitt’s knowledge of general market practices and emerging trends. In addition, AonHewitt provided the Compensation Committee with a proposed severance and change-in-control program that was consistent with the median of such Core Peer Group. Our Compensation Committee elected to move forward with the proposed program, except that the Compensation Committee wanted to make severance payments (without a change-in-control) more difficult to trigger as compared to the terms of the companies in such Core Peer Group. Further, our Compensation Committee elected to add a broad two-year clawback provision. Our Compensation Committee asked its Chairman to work with AonHewitt, in-house legal counsel, and outside legal counsel to prepare the Agreement consistent with these suggestions. In May 2008, AonHewitt presented the revised program, with all the potential costs associated with the suggested Agreement. After further review, and advice from outside legal counsel that the Agreement was more favorable to KBR than our peer companies with respect to severance (without a change-in-control) payment triggers and that it was consistent with our peer companies with respect to severance following a change-in-control, our Compensation Committee approved the Agreement in May 2008. Since May 2008, our Compensation Committee has regularly reviewed the Agreement to ensure it remains consistent with the median of our Core Peer Group.

MATERIAL CONDITIONS OR OBLIGATIONS APPLICABLE TO THE RECEIPT OF PAYMENTS OR BENEFITS

As a condition to receive the severance benefits upon a termination by the Company (except for “cause”) or a resignation by the executive for “good reason” or retirement, the executives must first execute a release and full settlement agreement. The Agreement also contains customary confidentiality, noncompetition, and nonsolicitation covenants, as well as a mandatory arbitration provision. In addition, the Agreement contains a clawback provision that allows the Company to recover any benefits paid under the Agreement if the Company determines within two years after the executive’s termination of employment that his employment could have been terminated for cause. The Agreement provides that all unvested stock options, SARs, restricted stock, restricted stock units, and performance awards granted to the executives by the Company will be forfeited upon severance (without a change-in-control). Such awards, however, will fully vest upon a double-trigger change-in-control termination.

2018 | PROXY STATEMENT	65

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NO EMPLOYMENT AGREEMENTS

The Company has no employment agreements with its Named Executive Officers. Each of our Named Executive Officers has entered into severance and change-in-control agreements that only provide for severance-type benefits, as described in the above section.

CEO PAY RATIO

In 2015, the Securities and Exchange Commission adopted a rule to implement the pay ratio disclosure requirement mandated by Section 953(b) of the Dodd-Frank Act. In doing so, the Commission stated its belief that, in order for data points provided by the rule to be of use to investors, the pay ratio rule “should be designed to allow stockholders’ to better understand and assess a particular registrant’s compensation practices and pay ratio disclosures rather than to facilitate a comparison of this information from one registrant to another.”

Key Provisions of the rule are:

•

Companies must provide pay ratio disclosures for their first fiscal year that starts on or after January 1, 2017.

•

Under the rule, companies must disclose: 1) the median of the annual total compensation of all employees (other than the CEO); 2) the annual total compensation of the CEO; and 3) the ratio between those two numbers.

•

The SEC did not exclude part-time, seasonal, or temporary employees from the pay ratio calculation. Independent contractors and leased workers may be excluded.

•

Companies are required to include non-U.S. employees in their calculation, but they may exclude employees who reside in foreign jurisdictions where it would not be feasible to obtain salary information without violating local data privacy laws. In addition, there is a de minimis provision that allows companies to omit up to 5% of their foreign employees based on data privacy or any other reason.

•

In determining the median employee, companies may select any date within the last three months of their fiscal year.

•

Companies are permitted to identify the median employee once every three years, unless there is a change in its employee population or compensation arrangements that would result in a significant change in its ratio.

•

Companies may use statistical sampling in identifying the median employee, but they must disclose their methodology used in calculating that number.

Pay Ratio Methodology and Calculation

Determination of Employee Population

We determined that, as of December 31, 2017 (which is the date we chose to identify our median employee), our employee population consisted of approximately 19,973 individuals working for the company and its consolidated subsidiaries, with approximately 10,260 of these individuals located in the United States and approximately 9,713 located in other countries. This population consisted of our full-time, part-time, external and temporary employees, as we do not have seasonal workers. Since our non-U.S. employees account for more than 5% of our total number of employees, we excluded 5% of our total employees who are non-U.S. employees by excluding all employees in the following non-U.S. jurisdictions: approximately 499 employees from Poland and approximately 500 employees from Russia. We also excluded approximately 1,807 external employees whose take home pay is not controlled by KBR. As a result, the total number of employees used to identify the median of the annual total compensation of all our employees was approximately 17,167, of which approximately 9,736 were located in the United States and approximately 7,431 were located in other countries.

Consistently Applied Compensation Measure

We used total cash compensation for 2017 (without making any cost-of-living adjustment) as a consistently applied compensation measure to identify our median employee. Short- and long-term equity-based incentives were excluded from our compensation measure since such incentives are not broad-based and including them would not substantially impact the determination of our median employee. Total cash compensation is a relatively broad measure of pay and may not include equity-based compensation. The Company chose not to use earnings reported to the Internal Revenue Service on Form W-2 for employees in the United States because it would include equity-based compensation and is not a measure that can be easily applied consistently to employees outside of the United States. Compensation of employees who were on unpaid leave of absence was annualized.

Data Gathering

While the rule allows for statistical sampling and/or “other reasonable methods”, data collection was performed for all employees as it would have been costly to analyze how to create a subgroup that was representative for the entire employee population given that the non-U.S. employees included in the calculation are based in approximately 46 different countries.

Pay Ratio Calculation

After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2017 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $70,783. With respect to the annual total compensation of our CEO, we used $9,318,063, which is the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report.

Based on this information, for 2017 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 132:1.

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Director Compensation

In 2017, all non-executive Directors received an annual retainer of $100,000. An additional annual retainer of $125,000 was paid to Mr. Carroll for his role as non-executive Chairman of the Board. The Chairman of each committee also received an additional annual retainer as follows: Audit—$20,000; Compensation—$15,000; Health, Safety, Security, Environment and Social Responsibility—$10,000; and Nominating and Corporate Governance—$10,000. As recommended by our Nominating and Corporate Governance Committee, in 2017 each of our non-executive Directors received an annual award of $110,000 worth of restricted stock units under the KBR Stock and Incentive Plan. The vesting period is six-month cliff vesting. Our Board of Directors established share ownership guidelines for the non-executive Directors in an effort to link more closely the financial interests of the non-executive Directors with those of KBR’s stockholders. Non-executive Directors are required to own KBR stock in an amount equal to five times the non-executive Director annual cash retainer within five years of joining the Board of Directors.

In December 2013, based on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors adopted a nonqualified elective deferral plan for non-executive Directors. The plan, which became effective January 1, 2014, permits non-executive Directors to make an annual election to defer payment of some or all of their cash retainers and equity compensation for the following year. The non-executive Directors also have the option to elect to have their cash compensation converted to restricted stock units. For the 2017 plan year, General Lyles elected to defer 100% of his 2017 cash compensation into the plan.

Our Compensation Committee reviews the competitiveness of the compensation of our non-executive Directors at least annually. The results of the most recent review were presented to our Board in October 2017, and no changes were made to the compensation of our non-executive Directors. The last change approved by our Board was to increase the additional annual retainer for the Chairman of the Audit Committee from $15,000 to $20,000 beginning in the fourth quarter of 2016. There have been no increases to the additional annual retainers for the chairmen of the other committees since 2012. In addition, there has been no increase to the annual award of restricted stock units since 2012, and the annual retainer has remained unchanged since 2010.

The following table sets forth certain information with respect to KBR’s director compensation for non-executive Directors during the fiscal year ended December 31, 2017.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)
Mark E. Baldwin	115,000	110,000	—	4,873	229,873
James R. Blackwell	100,000	110,000	—	—	210,000
Loren K. Carroll	225,000	110,000	—	4,159	339,159
Jeffrey E. Curtiss	112,500	110,000	—	2,131	224,631
Umberto della Sala	100,000	110,000	—	9,755	219,755
Lester L. Lyles(6)	110,000	110,000	1,343	4,798	226,141
Wendy M. Masiello	50,000	110,008	—	1,711	161,719
Jack B. Moore	115,000	110,000	—	324	225,324
Ann D. Pickard	100,000	110,000	—	—	210,000
Richard J. Slater	52,500	110,000	7,760	—	170,260

(1) Directors who were also full-time officers or employees of KBR received no additional compensation for serving as directors.

(2) Director fees reflect fees earned in 2017, including fees that may have been deferred into the KBR Non-Employee Directors Elective Deferral Plan. Mr. Slater retired from the Board in May 2017 and therefore did not earn his cash retainer for the full year of 2017.

(3) The amounts in column (c) represent the grant date fair value of awards granted in 2017 pursuant to the KBR 2006 Stock and Incentive Plan. The fair values were determined in accordance with FASB ASC 718, “Stock Compensation.” Assumptions used in the calculation of these amounts are described in note 1 under “Description of Company and Significant Accounting Policies” and note 21 under “Share-based Compensation and Incentive Plans” of our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2017. All Directors were fully vested in their restricted stock units (“RSUs”) at the end of 2017, except for General Masiello, whose appointment was in August 2017 and whose RSUs will therefore vest in 2018 based on the vesting period of six-month cliff vesting for RSUs granted to our Directors. Dividends paid on the stock awards are not reported separately in this table because they are already factored into the grant date fair value.

(4) Messrs. Lyles and Slater elected to defer 100% of their RSUs granted in 2014 and, with respect only to Mr. Slater, in 2015 into the KBR Non-Employee Directors Elective Deferral Plan. Messrs. Lyles and Slater also elected that any dividends to which they were entitled for their deferred RSUs be reinvested in shares of Company stock. The amounts in column (d) reflect these reinvested shares.

(5) The amounts in column (e) reflect travel expenses for spouses to accompany the Directors to one board meeting in 2017 and the reimbursement of the taxes associated with the payments of these expenses. The tax reimbursements for the spousal travel expenses equal $2,193 for Mr. Baldwin, $1,872 for Mr. Carroll, $959 for Mr. Curtiss, $4,390 for Mr. della Sala, $2,159 for General Lyles, $770 for General Masiello, and $146 for Mr. Moore.

(6) General Lyles elected to defer 100% of his annual cash retainer payable for 2017 into the KBR Non-Employee Directors Elective Deferral Plan. Accordingly, he did not actually receive such amount in cash in 2017.

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Certain Relationships and Related Transactions

We perform many of our projects through incorporated and unincorporated joint ventures. In addition to participating as a joint venture partner, we often provide engineering, procurement, construction, operations or maintenance services to the joint venture as a subcontractor. Where we provide services to a joint venture that we control and therefore consolidate for financial reporting purposes, we eliminate intercompany revenues and expenses on such transactions. In situations where we account for our interest in the joint venture under the equity method of accounting, we do not eliminate any portion of our revenues or expenses. We recognize the profit on our services provided to joint ventures that we consolidate and joint ventures that we record under the equity method of accounting primarily using the percentage-of-completion method.

Related Person Policies

Our Board of Directors has adopted a policy requiring its approval of any transactions involving our directors, executive officers or any nominees for director and any greater than 5% stockholders and their immediate family members. The types of transactions covered by this policy are transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) we (including any of our subsidiaries) were, or will be a participant, (2) the aggregate amount involved exceeds $120,000 in any calendar year, and (3) any related person had, has or will have a direct or indirect interest (other than solely as a result of being a director or holding less than a 10 percent beneficial ownership interest in another entity), and which is required by the rules and regulations of the SEC to be disclosed in our public filings. The Board of Directors will only approve transactions with related persons when the Board of Directors determines such transactions are in our best interests or the best interests of our stockholders. In determining whether to approve or ratify a related person transaction, the Board of Directors will apply the following standards and such other standards it deems appropriate:

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whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

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whether the transaction is material to us or the related person;

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the role the related person has played in arranging the related person transaction;

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the structure of the related person transaction;

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the extent of the related person’s interest in the transaction; and

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whether there are alternative sources for the subject matter of the transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires KBR’s directors and executive officers, and persons who own more than ten percent of a registered class of KBR’s equity securities, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common stock of KBR.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that such reports accurately reflect all reportable transactions and holdings, with respect to the fiscal year ended December 31, 2017, and during 2018 through the date of this proxy statement, all officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

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Audit Committee Report

KBR’s Audit Committee operates under a written charter adopted by the Board that outlines the responsibilities of, and practices followed by the Committee. A copy of the Charter is available on KBR’s website, www.kbr.com, by choosing “Our Company” under the “About” menu, then selecting “Corporate Governance” and “Board Committees.” We review and reassess the charter annually and recommend any changes to the Board of Directors for approval. We met 10 times in 2017 and this report summarizes the activities of the Committee during those meetings.

KBR’s management is responsible for preparing KBR’s financial statements and the principal independent accountants are responsible for auditing those financial statements. The Audit Committee’s role is to provide oversight of management in carrying out management’s responsibility and to appoint, compensate, retain and oversee the work of the principal independent accountants.

Primary Responsibilities and 2017 Actions

The Audit Committee assists the Board in overseeing the accounting and financial reporting process and integrity of the financial statements of the Company; the compliance by the Company with legal and regulatory requirements; and the performance of the internal audit function, internal accounting controls, disclosure controls and procedures, and internal control over financial reporting. In 2017, in fulfilling these responsibilities, among other things, we:

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Met with senior members of the Company’s financial management team at each meeting;

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Held separate private sessions, during regularly scheduled meetings, with each of the Company’s Chief Financial Officer, General Counsel, and Head of Internal Audit, providing an opportunity for candid discussions regarding financial management, legal, accounting, auditing, and internal controls matters;

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Reviewed and discussed with management the Company’s earnings releases and the financial results for each quarterly period and for the fiscal year as set out in the Company’s Forms 10-Q and Form 10-K prior to filing with the SEC;

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Received periodic reports on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment, and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting;

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Met with the Chief Information Officer to review and discuss cyber security initiatives, a review of data privacy and security controls, and measures implemented to improve systems and processes;

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Reviewed and discussed with senior management significant risks and exposures identified by management and the Company’s processes related to risk assessment and management, including the Company’s enterprise risk management process;

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Reviewed and discussed with senior management, including the Head of Internal Audit, prior period adjustments and significant changes in estimates of costs to complete certain engineering, procurement and constructions projects and the evaluation of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting;

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Met with the General Counsel and Chief Compliance Officer to receive status reports on compliance matters and to discuss the effectiveness of the Company’s compliance program;

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Discussed with the Company’s financial management the plans and procedures for implementation of FASB Accounting Standards Update No, 2014-09 Revenue from Contracts with Customers, and the anticipated impact of the new standard on the controls and financial statements of the Company;

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Reviewed and discussed with senior management major financial risk exposures, including a review of the funding valuation and investment processes of the Company’s pension plan in the UK, a review of tax planning, tax valuation allowances and certain tax positions, and periodic reviews of the financial covenants under the Company’s revolving credit agreement and liquidity positions and analysis; and

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Reviewed the Company’s internal audit plan, received individual audit reports, discussed with management measures implemented in response to internal audits, and reviewed the performance of the Company’s internal audit function.

Oversight of Independent Auditors

In addition to the responsibilities described above, the Audit Committee oversees the audits of the Company’s financial statements and the independence, qualifications, and performance of the independent auditors. In fulfilling our oversight role for the year ended December 31, 2017, under the Audit Committee’s charter, among other things, we reviewed and discussed with KPMG LLP, the Company’s independent auditors and principal independent accountants, as well as with senior members of the Company’s financial management team, the overall audit scope and plan, the results of the external audit, and evaluations by KPMG LLP of the Company’s internal controls over financial reporting, the quality of the Company’s financial reporting, and the effectiveness of the Company’s disclosure controls and procedures. KPMG LLP also reported to us on significant accounting judgments and estimates made by management in preparing the financial statements as well as their analysis and assessment of significant risks. We also discussed with KPMG LLP the matters required to be communicated pursuant to the standards promulgated by the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

We discussed with KPMG LLP their assessment of their independence, including with respect to the tax services provided by them, and received the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with us concerning independence. In light of the required rotation of the independent auditor’s lead partner following the audit of the Company’s 2017 financial statements, we met with the proposed new lead partner and reviewed his experience and qualifications.

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2017 Audited Financial Statements

Based on our review of the audited financial statements, discussions with management and with KPMG LLP, and our review of KPMG LLP’s written disclosures and letter, we recommended to the Board of Directors that the audited financial statements be included in KBR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC. Our recommendation considers our review of that firm’s qualifications as independent accountants for the Company. Our review also included matters required to be considered under SEC rules on auditor independence, including the nature and extent of non-audit services. In our judgment the nature and extent of non-audit services performed by KPMG LLP during the year did not impair the firm’s independence.

After discussions with management, considering KPMG LLP’s historical and recent performance of KBR’s audit, the capabilities and performance of the audit team, and KPMG LLP’s independence, the Committee concluded that it would be in the best interests of KBR and its stockholders to retain KPMG LLP to serve as the independent registered public accounting firm to audit the consolidated financial statements for KBR for 2018 and recommend that such appointment be ratified by stockholders at the 2018 annual meeting of the company.

Respectfully submitted,

The Audit Committee of Directors

Mark E. Baldwin, Chairman
Jeffrey E. Curtiss
Wendy M. Masiello
Ann D. Pickard

March 19, 2018

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KBR and its joint venture partner are responsible for the FEED and EPCM of one of the world's largest natural gas projects and the largest single resource development in Australia's history in Barrow Island, 37 miles off the northwest coast of Western Australia. The location is considered a class 'A' nature reserve and requires careful consideration of safety, local and indigenous communities, planning and execution strategy.

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Principal Accountant Fees and Services

The following table presents fees for audit services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2017 and December 31, 2016, and fees billed or expected to be billed for audit-related, tax and all other services rendered by KPMG during those periods.

Thousands of dollars	2017	2016
Audit fees(1)	$5,254	$6,024
Audit-related fees(2)	10	86
Tax fees(3)	260	420
Other fees	—	—
Total	$5,524	$6,530
(1) Audit fees represent the aggregate fees for professional services rendered by KPMG for the integrated audit of our annual financial statements for the fiscal years ended December 31, 2017 and December 31, 2016. In addition to the approved and billed fees for services noted above, as of the date of this Proxy Statement, the Company and KPMG are still in discussion with respect to additional audit fees that have not been approved and billed. As a result, there could be incremental fees, which we expect to be less than $500,000. Audit fees also include the audits of many of our subsidiaries in regards to compliance with statutory requirements in foreign countries, and review of registration statements.
(2) Audit-related fees primarily include professional services rendered by KPMG for special purpose audits of separate KBR entities primarily related to jurisdictional licensing requirements and audits of some of our subsidiaries relating to certain transactions.
(3) Tax fees consist of the aggregate fees billed for professional services rendered by KPMG for federal, state and international tax compliance and advice.

PRE-APPROVAL POLICY

The Audit Committee is directly responsible for appointing, setting compensation for and overseeing the work of KPMG, our principal independent registered public accounting firm. The Audit Committee has established written pre-approval policies requiring approval by the Audit Committee of all services to be provided by KPMG and all audit services provided by other independent accountants. The policy provides that all audit, audit-related and tax services to be provided by KPMG will be described in a written plan submitted to the Audit Committee annually for pre-approval. The Audit Committee, its Chairman or another Audit Committee member designee must pre-approve any audit, audit-related or tax services to be provided by KPMG that were not submitted for annual pre-approval if the fees to be paid for such services will exceed $150,000. All other services for fees in excess of $50,000 must be specifically approved in the same manner as audit, audit-related and tax services greater than $150,000. Any services provided by KPMG must be pre-approved by the Audit Committee if the fees are $250,000 or greater.

The policy also provides that all audit services to be provided by independent public accountants other than KPMG will be described in writing and presented to the Audit Committee by our Chief Accounting Officer annually for pre-approval. Any audit services not included in the annual pre-approved plan must be approved in the same manner as unplanned audit, audit-related and tax services to be provided by KPMG.

As permitted by the SEC, to ensure prompt handling of unexpected matters, our policy allows for the delegation of the Audit Committee’s pre-approval authority under the policy to the Chairman or another member of the Audit Committee designated by the Audit Committee or the Chairman. Any pre-approval decisions by the Audit Committee Chairman or other Audit Committee designee will be reported to the Audit Committee at the next regularly-scheduled meeting following any such decisions.

Proposal No. 2

Ratify the Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors recommends that you vote FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm to audit the consolidated financial statements for KBR as of and for the year ending December 31, 2018. Properly dated and signed proxies, and proxies properly submitted over the Internet and by telephone, will be so voted unless stockholders specify otherwise.

KPMG LLP has audited the financial statements of KBR and its predecessor beginning with the year ended December 31, 2004. A resolution will be presented at the Annual Meeting of Stockholders to ratify the appointment by the Audit Committee of the Board of Directors of that firm as independent registered public accounting firm to audit the consolidated financial statements of KBR as of and for the year ending December 31, 2018. The engagement of KPMG LLP was made by the Audit Committee. KPMG LLP has advised that neither the firm nor any member of the firm has any direct financial interest or any material indirect interest in KBR. Also, during at least the past three years, neither the firm nor any member of the firm has had any connection with KBR in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions from stockholders.

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As a matter of good corporate governance, the Audit Committee of the Board of Directors submits the selection of the independent registered public accounting firm, KPMG LLP, to our stockholders for ratification. The proposal to ratify the appointment of KPMG LLP will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders. If our stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2018, but the Audit Committee may also elect to retain KPMG LLP. Even if the selection of KPMG LLP is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such change would be appropriate.

Proposal No. 3

Advisory Vote to Approve Named Executive Officer Compensation

The Board of Directors recommends that you vote FOR the advisory vote to approve our NEOs’ compensation as disclosed in this proxy statement. Properly dated and signed proxies, and proxies properly submitted over the Internet and by telephone, will be so voted unless stockholders specify otherwise.

As required by Section 14A(a)(1) of the Exchange Act, the Board of Directors is providing our stockholders with the opportunity to cast a non-binding advisory vote to approve the compensation of our Named Executive Officers (“NEOs”) as disclosed in this proxy statement.

The seventh stockholder advisory vote to approve named executive officer compensation since the initial public offering of KBR’s common stock was held last year at KBR’s 2017 Annual Meeting of Stockholders. Under KBR’s Bylaws, the 2017 advisory vote was in favor of approval of our named executive officer compensation, that choice having been selected by the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote. The Compensation Committee considered the results to be an affirmation of the stockholders’ support of our compensation policies and decisions. However, we did make minor changes to our executive compensation program effective January 1, 2017, which are noted in the Compensation Discussion and Analysis in this proxy statement. The second advisory vote on the frequency of advisory votes to approve named executive officer compensation was held at KBR’s 2017 Annual Meeting of Stockholders. Under KBR’s Bylaws, the advisory vote on the frequency of the advisory vote to approve named executive officer compensation was in favor of one year, with that period having been selected by the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote. In light of these voting results, KBR’s Board of Directors determined that KBR will hold an advisory vote to approve named executive officer compensation each year until the results of the next advisory vote on the frequency of advisory votes to approve named executive officer compensation are reviewed at the 2023 annual meeting.

EXECUTIVE COMPENSATION

The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for KBR’s NEOs, as defined above under “Compensation Discussion and Analysis — Executive Summary.” Consistent with our compensation philosophy, our executive compensation program has been designed to achieve the following primary objectives:

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provide a clear and direct relationship between executive pay and Company (and Business, as applicable) performance, both on a short and long-term basis;

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emphasize operating performance measures;

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link executive pay to measures of stockholder value;

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support our business strategies and management processes in order to motivate our executives; and

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generally target base salary, short-term incentives, long-term incentives, and total compensation levels near the 50th percentile of the competitive market for good performance, and above the 50th percentile of the competitive market for consistent, outstanding performance over time, but we also consider other factors, including differences in our position responsibilities compared to our peers, experience, retention risk, and internal equity.

In consideration of these objectives, KBR provides pay that is highly dependent on performance (both short and long-term) in order to align total compensation with stockholder interests. Performance pay represents the majority of our CEO’s compensation as a percentage of total compensation. We continually review best practices in governance and executive compensation. In observance of such best practices, KBR:

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does not maintain employment agreements with the NEOs;

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does not provide excise tax gross-ups;

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has incentive plans that discourage undue risk and align executive rewards with short and long-term company performance; and

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requires executives to satisfy stock ownership requirements.

For the reasons discussed above, the Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

While the resolution is non-binding, the Board of Directors values the opinions that stockholders express in their votes and in any additional dialogue. It will consider the outcome of the vote and those opinions when making future compensation decisions.

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Proposal No. 4

Approve the First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated as of December 14, 2011)

The Board of Directors recommends that you vote FOR Proposal No. 4 to approve the First Amendment to the KBR, Inc. 2009 Employee Stock Purchase Plan (As Amended and Restated Effective as of December 14, 2011).

The KBR, Inc. 2009 Employee Stock Purchase Plan was first adopted by our Board of Directors and approved by our stockholders in 2008, and such plan was amended and restated effective as of December 14, 2011 (as so amended and restated, the “Existing ESPP”). Pursuant to the terms of the Existing ESPP, our employees (including our named executive officers) are provided the ability to purchase shares of our common stock at a price equal to 95% of the closing price of a share of our common stock as of the last day of each Option Period (as defined below).

The Existing ESPP is designed to provide a method for our employees to voluntarily purchase shares of our common stock at a favorable price and upon favorable terms and enables us to retain and attract qualified employees by providing additional incentives through increased stock ownership. The Existing ESPP is a vital element of our employees’ compensation and helps align the interest of our employees with you, our stockholders. The Existing ESPP furnishes our employees an incentive to advance the best interests of KBR by providing a way for employees to purchase KBR common stock at a favorable price and on favorable terms.

The Existing ESPP includes a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), although KBR makes no undertaking nor representation to maintain such qualification. In addition to the component that is intended to qualify under Section 423 of the Code (the “Section 423 Component”), the Existing ESPP authorizes the grant of options that do not qualify under Section 423 of the Code (the “Non-Section 423 Component”) to employees of our affiliates pursuant to rules, procedures or sub-plans adopted by our Compensation Committee designed to achieve tax, securities law or other objectives in particular locations outside of the United States. In our opinion, the Existing ESPP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The maximum number of shares of our common stock which may be issued pursuant to the Existing ESPP is 5,000,000, subject to adjustment pursuant to the terms of the Existing ESPP. As of March 22, 2018, there were 4,659,891 shares available under the Existing ESPP. The closing price per share of our common stock on the NYSE as of March 22, 2018 was $16.63.

The Existing ESPP had an original term that ended on February 27, 2018. However, on February 20, 2018, our Board of Directors determined that it is in the best interest of KBR to continue to offer eligible employees the opportunity to purchase shares of our common stock and to amend the Existing ESPP (the “First Amendment to ESPP”), subject to stockholder approval, to extend the term of the Existing ESPP through February 20, 2028 (the Existing ESPP, as amended by the First Amendment to ESPP, referred to as the “Amended ESPP”). We are not seeking to increase the number of shares of our common stock available under the Existing ESPP, and the First Amendment to ESPP does not provide for any such increase or any other change to the Existing ESPP other than the extension of the term of such plan.

The First Amendment to ESPP will enable the Company to continue to grant purchase rights to eligible employees at levels determined appropriate by our Board of Directors and Compensation Committee. If the First Amendment to ESPP is not approved by stockholders, then the Existing Plan shall terminate as of February 27, 2018 (except with respect to options then outstanding), and no further options will be granted under such plan after such date.

SUMMARY OF FEATURES OF THE AMENDED ESPP

The following is a summary of the material terms and conditions of the Amended ESPP. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the First Amendment to ESPP and the Existing ESPP, copies of which are attached to this Proxy Statement as Appendix A and Appendix B, respectively, and incorporated herein by reference.

Purpose

The Amended ESPP is intended to furnish to eligible employees an incentive to advance the best interests of KBR by providing a method for them to voluntarily purchase shares of our common stock at a favorable price and upon favorable terms.

Effective Date

The Existing ESPP was originally effective as of January 1, 2009. The proposed First Amendment to ESPP was approved by our Board of Directors on, and effective as of, February 20, 2018, subject to the approval of our stockholders at this Annual Meeting.

Term

The Amended ESPP will terminate on February 20, 2028. The Amended ESPP can also be terminated by our Board of Directors at any earlier time with respect to shares of common stock for which options have not been granted.

Eligible Participants

The Amended ESPP provides that employees (including officers and employee directors) are eligible to participate with respect to an Option Period if they are employed on the first day of such period by KBR or any present or future parent or subsidiary corporation of the Company that is designated by the Company as a participating company for purposes of the plan. However, any employee who would own five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation, immediately after an

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option under the Amended ESPP is granted, is not eligible to participate. In addition, the Compensation Committee may at any time designate a KBR subsidiary as an entity whose employees will not be eligible to participate in the Amended ESPP. As of March 22, 2018, there were approximately 12,348 eligible employees.

Securities Offered

The maximum number of shares of our common stock that may be purchased by all employees under the Existing ESPP is currently 5,000,000, subject to adjustments for stock splits, stock dividends and similar transactions. The proposed First Amendment to ESPP will not increase the number of shares authorized for purchase. Such shares may be authorized but unissued shares of common stock or shares of common stock reacquired by us, including shares of common stock purchased in the open market. To the extent stock is set aside for purchase by employees at the beginning of an Option Period but is not purchased by such employees, such stock will again be available for purchase under the Amended ESPP. All or any portion of the shares available under the Amended ESPP may be issued under the Section 423 Component.

Terms of Participation

An eligible employee may elect to participate in the Amended ESPP for any six-month option period (option periods may be set by the Compensation Committee and currently run from February 1 to July 31 and from August 1 to January 31, and each is referred to as an “Option Period”) by designating an integral percentage of such employee’s “eligible compensation” (generally, the employee’s regular rate of pay) to be deducted from compensation for each pay period and paid into the Amended ESPP for such employee’s account. The Compensation Committee has the discretion to determine what constitutes “eligible compensation” for participants outside of the United States in a manner designed to be consistent with the definition in the Amended ESPP. An employee’s purchases under the Amended ESPP may not exceed: (1) 10% of “eligible compensation” from which the deduction (or, if payroll deductions are not permitted under local law, other means of contributions specified by the Compensation Committee) is made; (2) $25,000 worth of stock (determined at the fair market value of the stock at the time the option is granted) for each calendar year in which any option granted to such employee is outstanding at any time; or (3) 10,000 shares of stock per Option Period (subject to adjustments for stock splits, stock dividends and similar transactions).

Unless an employee’s payroll deductions (or contributions) are withdrawn (as described below), the aggregate payroll deductions (or contributions) credited to the employee’s account will be used to purchase stock at the end of the six-month Option Period. The purchase price per share of stock to be paid by each employee on each purchase of stock is an amount equal to 95% of the fair market value of the stock on the last day of the Option Period (the “Option Price”). The fair market value of the stock on the last day of the Option Period will be the per share closing price of the last sale of the stock reported on the NYSE composite tape for such date (or if such exchange is closed on that date, the first immediately preceding trading date).

Notwithstanding the foregoing, prior to the commencement of any Option Period, the Compensation Committee may establish a minimum exercise price for such Option Period to the effect that if the Option Price (as described above) is less than such minimum exercise price, then each purchase right for such Option Period will terminate unexercised and we will refund to each participant for such Option Period the amount of the unused balance in his or her account under the Amended ESPP. Both the Option Price and any such minimum exercise price are subject to adjustments for stock splits, stock dividends and similar transactions.

An employee does not have any rights or privileges of a stockholder of KBR for any stock subject to the Amended ESPP until stock has been purchased and a certificate for stock has been issued to the employee or on his or her behalf, as applicable.

An employee’s payroll deduction (or contribution) authorization may be decreased during the Option Period. An employee may withdraw in whole from the Amended ESPP at any time prior to 45 days before the last day of a particular Option Period by timely delivering to us a notice of withdrawal in the manner specified by us. We promptly will refund to the employee the amount of the employee’s payroll deductions (or contributions) under the Amended ESPP that have not been otherwise returned or used to purchase stock, and thereafter, the employee’s payroll deduction (or contribution) authorization and interest in unpurchased stock under the Amended ESPP will terminate.

An option granted under the Amended ESPP is not transferable except by will or the laws of descent and distribution and shall be exercisable only by the eligible employee to whom the option is granted, except in the case of the death of the eligible participant.

Termination of Employment; Leaves of Absences

Except as described below, if the employment of a participant in the Amended ESPP terminates for any reason, then the employee’s participation in the plan ceases and we will refund the amount of such employee’s payroll deductions (or contributions) under the Amended ESPP that have not yet been otherwise returned or used to purchase stock. An employee will not be deemed to have terminated employment in the case of transfer between or amongst the Company and any subsidiary that remains a subsidiary of the Company which is participating in the Amended ESPP. If the employment of a participant terminates due to retirement (as defined in the plan), death, or disability, the employee, or the employee’s personal representative, as applicable, and to the extent permitted by local law, may elect either to (1) withdraw all of the accumulated unused payroll deductions (or contributions) credited to the employee’s account or (2) exercise the employee’s right to purchase stock at the end of the Option Period. Any excess cash in such account will be returned to the employee or such personal representative. If we do not timely receive such election, the employee or personal representative will automatically be deemed to have elected the first alternative.

During a paid leave of absence approved by us and meeting the requirements of Internal Revenue Service regulations, an employee’s elected payroll deductions (or contributions) will continue. If an employee takes an unpaid leave of absence that is approved by us and meets the requirements of Internal Revenue Service regulations, then such employee may continue participation in the Amended ESPP by making cash payments to us in accordance with procedures established by the Compensation Committee, in an amount not exceeding the total amount of payroll deductions (or contributions) that would have been made had the employee not taken such leave of absence. If an employee on such leave fails to make such payments, or if an employee takes a leave of absence other than one described above, then he or she will be considered to have terminated employment and withdrawn from the Amended ESPP, unless otherwise required under local laws. Further, notwithstanding the foregoing, if an employee takes a leave of absence that is described in the first or second sentence of this paragraph and such leave of absence exceeds the maximum period (generally, the three-month period beginning on the first day of the employee’s leave of absence or such longer period during which the employee’s reemployment rights are guaranteed either by statute or contract), then the employee will be considered to have withdrawn from the Amended ESPP and terminated his or her employment for purposes of the plan on the day immediately following the last day of the maximum period.

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Administration

The Amended ESPP is administered by our Compensation Committee. The Compensation Committee is authorized to (1) interpret the Amended ESPP and all rights to purchase stock, (2) make rules and determinations, and (3) correct any defect or supply any omission or reconcile any inconsistency in the Amended ESPP or in any right to purchase stock, as necessary or desirable to administer the plan. In addition, the Compensation Committee may adopt rules or procedures relating to the operation and administration of the Amended ESPP to accommodate the specific requirements of local laws and procedures. The Compensation Committee will not be liable for any decision, determination or action taken in good faith in connection with the administration of the Amended ESPP. The Compensation Committee will have the authority to delegate administration of the Amended ESPP to such officers and employees of KBR as the Compensation Committee deems appropriate. Additionally, the Compensation Committee may adopt rules, procedures or sub-plans with respect to the Non-Section 423 Component that may be designed to be outside the scope of Section 423 of the Code, and the Compensation Committee may suspend or limit participation in the Non-Section 423 Component for employees outside of the United States for any reason.

Amendment

Our Board of Directors may alter or amend the Amended ESPP from time to time, except that any right already granted may not be changed in a way that would impair the rights of an employee without his or her consent. Also, our Board of Directors may not, without the approval of our stockholders, make any alteration or amendment that would: (1) increase the aggregate number of shares of stock that may be issued under the Amended ESPP (other than as prescribed for changes in capitalization, etc.); or (2) change the class of persons eligible to purchase stock.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

In General. The following is a brief summary of certain of the United States federal income tax consequences of certain transactions under the Amended ESPP based on federal income tax laws currently in effect, which are subject to change (possibly retroactively). This summary applies to the Section 423 Component of the Amended ESPP as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current United States federal income tax statutes, regulations, and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences or the effect, if any, of gift, estate, and inheritance taxes. The tax treatment of a participant in the Amended ESPP may vary depending on his or her particular situation and may, therefore, be subject to special tax rules not discussed below. This summary does not apply with respect to the Non-Section 423 Component of the Amended ESPP. The Amended ESPP is not qualified under Section 401(a) of the Code.

Status of Rights to Purchase Stock under the Amended ESPP. For tax purposes, rights to purchase stock under the Amended ESPP are intended to qualify as employee stock purchase plan options as defined in Section 423 of the Code.

Tax Consequences of Grant of Right to Purchase Stock under the Amended ESPP. An employee’s payroll deductions (or contributions) to purchase stock are made on an after-tax basis. No federal income tax is imposed on an employee upon the grant of a right to purchase stock under the Amended ESPP. We are not entitled to a business expense deduction as a result of the grant of a right to purchase stock.

Tax Consequences of Exercise of Right to Purchase Stock under the Amended ESPP. Generally, no federal income tax is imposed on an employee upon the purchase of stock under the Amended ESPP, and we are not entitled to take a business expense deduction as a result of the purchase of stock under the plan. However, for certain participants whose employment terminates more than three months before the end of the Option Period (other than by reason of death) and who elect to purchase stock at the end of such Option Period (in lieu of withdrawing all of the accumulated unused payroll deductions (or contributions) credited to such employee’s account), ordinary income will be recognized at the time of the purchase of stock - in an amount equal to the excess of the fair market value of the stock on the date of purchase over the Option Price - and we will be entitled to a deduction for a corresponding amount. In such event, the employee’s basis in the purchased stock is increased by the ordinary income recognized, and upon a subsequent disposition of the stock, any additional gain or loss recognized will be a capital gain or loss.

Tax Consequences of a Qualifying Disposition of Stock. If an employee disposes of stock acquired under the Amended ESPP (including by way of gift) more than twelve months after the date of acquisition of the stock (typically at the end of the Option Period) and two years after the granting of the right to purchase stock under the plan, or dies while owning stock acquired under the plan, any gain is first recognized as ordinary income up to the lesser of (1) the excess of the fair market value of stock at the time of disposition (or death) over the purchase price of such stock or (2) the excess of the fair market value of stock at the date of grant of the right to purchase the stock (typically the beginning of the Option Period) over the purchase price. The employee’s basis in the acquired stock is increased by any ordinary income recognized. Any remaining gain upon disposition is recognized as a long-term capital gain. If the employee disposes of acquired stock more than twelve months after the date of exercise for less than the purchase price, a long-term capital loss is recognized. If an employee satisfies the holding period requirements discussed above, then we will not be allowed a deduction with respect to the employee’s disposition of the stock.

Tax Consequences of Disqualifying Disposition. If an employee disposes of stock acquired under the Amended ESPP (other than by reason of death) within one year after the date of exercise (or within two years after the granting of the right to purchase stock under the plan), then the employee would be treated as having received, at the time of disposition, compensation taxable as ordinary income. The amount recognized as ordinary income upon such disposition is the excess of the fair market value of the acquired stock at the date of exercise over the purchase price. The difference between the basis (the purchase price) of the acquired stock, increased by any ordinary income recognized, and the selling price of the stock is a short-term or long-term capital gain or loss, depending on the holding period. In such event, provided that, among other things, any applicable reporting obligations are satisfied, we may claim a deduction for compensation paid at the same time and in the same amount as the ordinary income recognized by the employee.

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NEW PLAN BENEFITS

The benefits to be received by our executive officers and employees under the Amended ESPP are not determinable because, under the terms of the Amended ESPP, the amounts of future stock purchases are based upon elections made by eligible employees subject to the terms and limits of the Amended ESPP. Directors who are not employees do not qualify as eligible employees and thus cannot participate in the Amended ESPP. Future purchase prices are not determinable because they will be based upon the closing market price per share of the common stock, as reported by the NYSE, on the last day of the applicable Option Period.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain equity compensation plan information for KBR as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(1)	2,351,000	$23.99	6,530,196
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	2,351,000	—	6,530,196

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Questions and Answers About Voting

The following are answers to common questions about voting KBR shares at the meeting. If your question is not addressed below or elsewhere in this proxy statement, please contact KBR’s Investor Relations Department at (713) 753-5082 or (866) 380-7721.

IF YOU PLAN TO ATTEND:

Attendance at the meeting is limited to stockholders. No guests will be admitted. Admission will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and the meeting will begin promptly at 9:00 a.m. Each stockholder holding KBR shares in brokerage accounts is required to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Please note that you may be asked to present valid picture identification, such as a driver’s license or passport.

WHO IS ENTITLED TO VOTE?

Holders of record at the close of business on March 22, 2018, which is the record date for the meeting, will be entitled to one vote per share. Fractional shares will not be voted. On the record date, KBR had 140,571,869 shares of common stock, par value $0.001 per share, outstanding.

WHO IS SOLICITING MY PROXY TO VOTE MY SHARES?

KBR’s Board of Directors is soliciting your proxy, or your authorization for our representatives to vote your shares. Your proxy will be effective for the May 16, 2018 meeting and at any adjournment or postponement of that meeting.

WHAT CONSTITUTES A QUORUM?

For business to be conducted at the meeting, a quorum constituting a majority of the shares of KBR common stock issued and outstanding and entitled to vote must be in attendance or represented by proxy.

HOW DO I GIVE VOTING INSTRUCTIONS?

As described on the enclosed proxy card, proxies may be submitted:

•

over the Internet,

•

by telephone, or

•

by mail.

Votes submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on Tuesday, May 15, 2018.

CAN I CHANGE MY VOTE?

A proxy may be revoked by a stockholder at any time before it is voted by:

•

giving notice of the revocation in writing to KBR’s Corporate Secretary at 601 Jefferson Street, Houston, Texas 77002;

•

submitting another valid proxy by mail, telephone, or over the Internet that is later dated and, if mailed, is properly signed; or

•

voting in person at the meeting.

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WHAT ARE VOTING REQUIREMENTS TO ELECT THE DIRECTORS AND APPROVE EACH OF THE PROPOSALS?

KBR’s Bylaws provide that, in general, holders of a majority of the voting stock, present in person or represented by proxy, will constitute a quorum at any meeting of the stockholders. Directors are elected by a majority of votes cast (the number of shares voted “for” a candidate must exceed the number of shares voted “against” the candidate). Adoption of all proposals will require the affirmative vote of a majority of the shares of KBR’s common stock present in person or represented by proxy at the meeting and entitled to vote.

IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, HOW WILL MY SHARES BE VOTED?

Shares held in street name which are not voted by a broker on a matter in the absence of instructions from the beneficial owner, known as broker non-vote shares, will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the outcome of any matter for which the broker does not have discretionary authority to vote, however, those shares will not be counted for or against the matter unless you provide instructions to your broker. Your vote is important, and we request that you vote your shares as promptly as possible by returning your instructions to your broker.

WHAT HAPPENS IF I ABSTAIN OR WITHHOLD MY VOTE ON ANY PROPOSAL?

Abstentions are counted as present in determining whether the quorum requirement is satisfied. Abstentions from voting will not be taken into account in determining the outcome of the election of directors. Abstentions will be included in the voting tally and will have the same effect as a vote against all other proposals.

DOES KBR OFFER ELECTRONIC DELIVERY OF PROXY MATERIALS?

Yes. KBR encourages you to reduce printing and mailing costs by signing up for electronic delivery of KBR stockholder communications. With electronic delivery, you will receive documents such as the Annual Report and the proxy statement as soon as they are available, without waiting for them to arrive in the mail. Electronic delivery also can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings.

To sign up for electronic delivery, please follow the instructions on your proxy card to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

WHAT IS “HOUSEHOLDING?”

In accordance with notices that KBR sent to certain stockholders, KBR is sending only one copy of its meeting materials to stockholders who share the same address, unless they have notified KBR that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of the Annual Report and/or proxy statement mailed to you, or you would like to revoke your consent to the householding of documents, please submit your request to 1-866-540-7095. You will begin to receive individual copies within 30 days after your request.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing KBR stock at two different brokerage firms, your household will receive two copies of the notice or meeting materials — one from each brokerage firm. To reduce the number of duplicate sets of the notice or meeting materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program. See “Does KBR offer electronic delivery of proxy materials?”

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Additional Information

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING AND DIRECTOR NOMINATIONS

In order for stockholder proposals to have been properly submitted for presentation at our Annual Meeting of Stockholders, we must have received notice of the proposal not earlier than January 15, 2018, nor later than February 14, 2018 (the 120th and 90th days, respectively, prior to May 16, 2018, the intended date of the 2018 Annual Meeting of Stockholders). Your proposal must comply with Article I, Section 9 of our Bylaws.

A nomination or proposal that does not comply with the above procedures will be disregarded. Compliance with the above procedures does not require KBR to include the proposed nominee or business in KBR’s proxy solicitation materials.

If you wish to present a proposal to be considered for inclusion in our proxy material for our Annual Meeting of Stockholders to be held in 2019, you must submit the proposal in writing to our Corporate Secretary at 601 Jefferson Street, Suite 3400, Houston, Texas 77002, and we must receive your proposal not later than December 1, 2018 (the 120th day prior to April 1, 2019, the one-year anniversary of the date on which we estimated that we would send our materials for our 2018 Annual Meeting of Stockholders). Proposals submitted for inclusion in our proxy materials must comply with Rule 14a-8 under the Exchange Act.

PROXY SOLICITATION COSTS

The proxies accompanying this proxy statement are being solicited by KBR. The cost of soliciting proxies will be paid by KBR. We have retained D.F. King & Co. to aid in the solicitation of proxies. For these services, we will pay D.F. King & Co. $8,500 and reimburse it for out-of-pocket expenses. Some of the executive officers and other employees of KBR also may solicit proxies personally, by telephone, mail, facsimile or other means of communication, if deemed appropriate. KBR will, upon request, reimburse banks, brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of KBR common stock.

Other Matters

As of the date of this proxy statement, we know of no business that will be presented at the 2018 Annual Meeting of Stockholders other than the matters described in this proxy statement. If any other matters should properly come before the Annual Meeting of Stockholders for action by stockholders, it is intended that proxies in the accompanying form will be voted on those matters in accordance with the judgment of the person or persons voting the proxies.

Additional Information Available

KBR files an Annual Report on Form 10-K with the U.S. Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to KBR’s Investor Relations Department at 601 Jefferson Street, Suite 3400, Houston, Texas 77002.

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Forward Looking Statement

This proxy statement contains forward-looking statements regarding our plans, objectives, goals, strategies, future events, future financial performance and other information that is not historical. When used in this proxy statement, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future or conditional verbs such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Such statements are based upon our current expectations and various assumptions, which are made in good faith, and we believe there is a reasonable basis for them. However, because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from the forward-looking statements contained in this proxy statement. Additional information about potential risk factors that could affect our business and financial results is included in our most recently filed Form 10-K, any subsequent Form 10-Qs and 8-Ks, and any other Securities and Exchange Commission Filings.

We caution you not to place undue reliance on the forward-looking statements included in this proxy statement, which speak only as of the date hereof. We disclaim any intent or obligation, except as required by law, to revise or update this information to reflect new information or future events or circumstances.

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APPENDIX A

FIRST AMENDMENT TO
KBR, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Effective as of December 14, 2011)

WHEREAS, KBR, INC. (the “Company”) has heretofore adopted the KBR, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN (as Amended and Restated as of December 14, 2011, the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects;

NOW, THEREFORE, the Plan shall be amended as follows:

1.

The third sentence of paragraph 13 of the Plan shall be deleted and the following shall be substituted therefor:

“Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 14, the Plan shall terminate upon and no further options shall be granted after February 20, 2028.”

2.

The date of adoption and the effective date of the amendment to the Plan set forth in paragraph 1 hereof shall be the date upon which this First Amendment to the Plan is approved by the Board of Directors of the Company, provided that this First Amendment to the Plan is approved by the stockholders of the Company within 12 months after such date.

3.

As amended hereby, the Plan is specifically ratified and reaffirmed.

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APPENDIX B

KBR, INC.
2009 EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated as of December 14, 2011)

1.

PLAN. The purpose of the KBR, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to furnish to eligible employees an incentive to advance the best interests of KBR, INC. (the “Company”) by providing a method whereby they voluntarily may purchase stock of the Company at a favorable price and upon favorable terms. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

In addition to the component that is intended to qualify under Section 423 of the Code (the “Section 423 Component”), this Plan document authorizes the grant of options that do not qualify under Section 423 of the Code (the “Non-Section 423 Component”) to employees of Affiliates (as defined below) pursuant to rules, procedures or sub-plans adopted by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) designed to achieve tax, securities law or other objectives in particular locations outside the United States. References to the Plan include the Section 423 Component and the Non-Section 423 Component. Except as otherwise indicated herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component.

2.

ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan, and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee specifically is authorized to adopt rules or procedures regarding the handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures, participation limits and handling of stock certificates which vary with local requirements. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee. The Committee shall not be liable for any decision, determination, or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate administration of the Plan to such officers and employees of the Company as the Committee deems appropriate, and such persons shall not be liable for any decision, determination, or action taken in good faith in connection with such delegated administration. Additionally, the Committee may also adopt rules, procedures or sub-plans applicable to particular designated Affiliates (as defined below), which may be designed to be outside the scope of Code Section 423. The Committee has the authority to suspend or limit participation in the Non-Section 423 Component for employees outside the United States for any reason, including administrative or economic reasons.

3.

ELIGIBILITY. All employees of the Company and those of any present or future subsidiary corporations of the Company designated by the Company shall be eligible to participate in the Plan; provided, however, no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Sections 423(b)(3) and 424(d) of the Code). Notwithstanding the foregoing, the Committee may at any time and from time to time, in its sole discretion, designate a subsidiary corporation of the Company as an entity whose employees shall not be eligible to participate in the Plan.

4.

STOCK SUBJECT TO THE PLAN. Subject to the provisions of paragraph 11 (relating to adjustment upon changes in stock), the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 5,000,000 shares of the authorized $.001 par value common stock of the Company (“Stock”), which shares may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan. All or any portion of such 5,000,000 shares may be issued under the Section 423 Component. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

5.

GRANT OF OPTIONS.

(a)

GENERAL STATEMENT; “DATE OF GRANT;” “OPTION PERIOD;” “DATE OF EXERCISE.” Following the effective date of the Plan and continuing while the Plan remains in force, the Company will offer options under the Plan to all eligible employees to purchase shares of Stock (each offer under the Plan is hereinafter referred to as an “Offering”). These options shall be granted twice each year on a date to be determined by the Committee (each of which

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dates is hereinafter referred to as a “Date of Grant”). The term of each option is 6 months (each of which 6 month periods is hereinafter referred to as an “Option Period”), which shall begin on a Date of Grant (the last day of each Option Period is hereinafter referred to as a “Date of Exercise”). Unless otherwise specified by the Committee, each Offering to the eligible employees of the Company, a designated subsidiary corporation, or a designated Affiliate (as defined below) shall be deemed a separate Offering (the terms of each Offering need not be identical), even if the dates and other terms of the applicable Option Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3). Subject to subparagraph 5(e), the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions (or, if payroll deductions are not permitted under local law, other means of contributions specified by the Committee) withheld on behalf of such participant in accordance with subparagraph 5(b) (including any participant contributions made in accordance with subparagraph 5(f)) during the Option Period, divided by (ii) the “Option Price” (defined below) of the Stock applicable to the Option Period; provided however, that the maximum number of shares of Stock that may be subject to any option offered under such Option Period for a participant may not exceed 10,000 (subject to adjustment in the same manner as provided in paragraph 11 with respect to the number of shares subject to the Plan and the number and Option Price of shares subject to options outstanding under the Plan). Notwithstanding the foregoing, if, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each participant of an option covering the number of shares determined in accordance with the preceding sentence, each participant shall be granted an option under the Plan for his or her pro-rata share of the total number of shares of Stock then available under the Plan.

(b)

ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in subparagraph 5(f), an eligible employee may participate in the Plan only by means of payroll deduction, unless payroll deductions are not permitted under local laws, in which case an eligible employee may contribute by such other means as specified by the Committee. Each eligible employee who elects to participate in the Plan shall deliver to the Company a payroll deduction or contribution authorization form within the time period and in a manner prescribed by the Committee (which may be in electronic or telephonic form) whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates an integral whole percentage of his “Eligible Compensation” (as defined in subparagraph 5(d)) to be deducted from his compensation on each pay day and paid into the Plan for his account. The designated percentage may not be less than 1%, may not result in the payment into the Plan of less than $5.00 each pay day, and may not exceed either of the following: (i) 10% of the amount of Eligible Compensation from which the deduction is made; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in subparagraph 5(e).

(c)

CHANGES IN PAYROLL AUTHORIZATION. All payroll deductions or contributions made for a participant shall be credited to his account under the Plan. A participant may discontinue his participation in the Plan as provided in paragraph 7 hereof, or may decrease the rate of his payroll deductions or contributions during the Option Period by completing or filing with the Company, at a time and in a manner prescribed by the Committee, a new payroll deduction or contribution authorization form authorizing a decrease in his payroll or contribution rate. The Committee may, in its discretion, limit the number of payroll or contribution rate decreases during any Option Period. The decrease in rate shall be effective as soon as administratively practicable after the Company’s receipt of the new payroll deduction or contribution authorization form. A participant’s payroll deduction or contribution authorization form shall remain in effect for successive Option Periods unless terminated as provided in paragraph 7 hereof.

(d)

“ELIGIBLE COMPENSATION” DEFINED. The term “Eligible Compensation” means regular rate of pay on the Date of Grant. “Eligible Compensation” does not include short or long-term incentive plan payments, bonuses, overtime, or other special payments, fees, or allowances, except for special payments required by local law and treated as an integral, recurring part of compensation. The Committee shall have the discretion to determine what constitutes Eligible Compensation for participants outside the United States in a manner designed to be consistent with the foregoing definition.

(e)

$25,000 LIMITATION. No employee shall be granted an option under the Plan to the extent the grant of an option under the Plan would permit his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions or contributions (or participant contributions made under subparagraph 5(f)) in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

(f)

LEAVES OF ABSENCE. During a paid leave of absence approved by the Company and meeting the requirements of U.S. Treasury Regulation Section 1.421-1(h)(2), a participant’s elected payroll deductions shall continue. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-1(h)(2), then such participant may contribute amounts to the Plan in lieu of his elected payroll deductions or contributions in accordance with procedures established by the Committee; provided, however, that a participant’s contributions while on such an unpaid leave of absence may not exceed the total amount of payroll deductions that would have been made had such participant not taken such an unpaid leave of absence. If a participant takes a leave of absence that is not described in the preceding sentences of this subparagraph 5(f), then he shall be considered to have terminated his employment for purposes of the Plan, unless otherwise required under local laws. Further, notwithstanding the preceding provisions of this subparagraph 5(f), if a participant takes a leave of absence that is described in the first or second sentence of this

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subparagraph 5(f) and such leave of absence exceeds the Maximum Period, then he shall be considered to have terminated his employment for purposes of the Plan on the day immediately following the last day of the Maximum Period. For purposes of the preceding sentence, the term “Maximum Period” shall mean, with respect to a participant, the three-month period beginning on the first day of the participant’s leave of absence; provided, however, that if the participant’s right to reemployment by the Company (or a parent or subsidiary corporation of the Company) is guaranteed either by statute or contract, then such three-month period shall be extended until the last day upon which such reemployment rights are so guaranteed.

(g)

CONTINUING ELECTION. Subject to the limitation set forth in subparagraph 5(e), a participant (i) who has elected to participate in the Plan pursuant to subparagraph 5(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction or contribution authorization (or participant contribution agreement under subparagraph 5(f) if applicable), for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. If a participant’s payroll deductions or contributions, as applicable, are limited by subparagraph 5(e) for the Option Period beginning in any calendar year, then, subject to the limitation set forth in subparagraph 5(e), such payroll deductions or contributions shall recommence at the rate provided in such participant’s payroll deduction or contribution authorization or contribution agreement, as applicable, for the next Option Period unless the participant decreases the amount of his payroll deduction or contribution authorization or contribution agreement pursuant to paragraph 5, withdraws from the Plan as provided in paragraph 7, or is terminated from participation in the Plan as provided in paragraph 8.

(h)

TAX WITHHOLDING. At the time an option under the Plan is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, foreign or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Stock. At any time, the Company may withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including without limitation any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Stock purchased by the participant under the Plan.

(i)

FRACTIONAL STOCK. The Company shall issue or transfer fractional Stock under the Plan. In the event that the amount of salary reduction contributions of any participant is not exactly equal to the purchase price for a whole number of shares of Stock, then any excess amount shall be used to purchase fractional Stock.

6.

EXERCISE OF OPTIONS.

(a)

GENERAL STATEMENT. Subject to the limitation set forth in subparagraph 5(e), each participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each Date of Exercise. Notwithstanding any provision of the Plan to the contrary, prior to the commencement of any Option Period, the Committee in its discretion may establish a minimum exercise price for such Option Period to the effect that if the Option Price for such Option Period is less than such minimum exercise price, then each participant shall be deemed to have withdrawn from the Plan pursuant to paragraph 7 immediately prior to the Date of Exercise of such offering period; provided, however, that a participant’s payroll deduction or contribution authorization (or participant contribution agreement under subparagraph 5(f), if applicable) shall not be terminated with respect to the Date of Grant of any subsequent Option Period by reason of any such deemed withdrawal. Any such minimum exercise price shall be subject to adjustment in the same manner as provided in paragraph 11 with respect to the number of shares subject to the Plan and the number and Option Price of shares subject to options outstanding under the Plan.

(b)

“OPTION PRICE” DEFINED. The “Option Price” per share of Stock to be paid by each optionee on each exercise of his option shall be a sum equal to 95% of the fair market value of the Stock on the Date of Exercise. The fair market value of the Stock on the Date of Exercise shall be the per share closing price of such Stock reported on the New York Stock Exchange composite tape for such date (or if such exchange is closed on that date, the first immediately preceding trading date). If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the closing price of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(c)

DELIVERY OF SHARES. Except as provided below, the Company shall deliver to each participant a certificate issued in his name for the number of shares of Stock with respect to which such participant’s option was exercised and for which such participant has paid the Option Price. The certificate shall be delivered as soon as practicable following the Date of Exercise.

In lieu of delivering share certificates directly to participants, the Company in its discretion may take such steps as it deems necessary or advisable (including, without limitation, the execution of service agreements and contracts) to effect the delivery of shares to a broker-dealer or similar custodian designated by the Company (the “Plan Broker”) on such terms and conditions as the Company determines in its discretion. In such event, as soon as practicable following the Date of Exercise, the Company, on behalf of each participant, shall deliver to the Plan Broker a certificate for (or shall otherwise cause to be credited with the Plan Broker) the number of shares of Stock with respect to which such participant’s option was exercised and for which such participant has paid the Option Price. The Plan Broker shall keep accurate records of the beneficial interests of each participant in such shares by means of the establishment and maintenance of an account for each participant. Fees and expenses of the Plan Broker shall be paid by the Company and/or allocated among the respective participants in such manner as the Company determines in its discretion. During any period that the Plan Broker arrangement described above is utilized in connection with the Plan, participants shall be required, at such time or times as may be designated by the Company, to enter into such agreements and authorizations (the terms of which may include, without limitation, restrictions on the transfer of shares from participants’ Plan Broker accounts) with the Plan Broker and the Company as the Company may prescribe.

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In the event the Company is required to obtain from any commission or agency authority to issue any shares as provided above, the Company will seek to obtain such authority unless obtaining such authority is impractical. Inability or impracticability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any participant in the Plan except to return to him the amount of the balance in his account.

7.

WITHDRAWAL FROM THE PLAN.

(a)

WITHDRAWAL. Any participant may withdraw in whole from the Plan at any time prior to 45 days before the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company (which may be in electronic or telephonic form). The Company, promptly following the time when the notice of withdrawal is delivered, will refund to the participant the amount of the balance in his account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction or contribution authorization or participant contribution agreement (as applicable), his interest in the Plan, and his option under the Plan shall terminate.

(b)

ELIGIBILITY FOLLOWING WITHDRAWAL. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

8.

TERMINATION OF EMPLOYMENT.

(a)

TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR DISABILITY. If the employment of a participant terminates prior to the Date of Exercise relating to a particular Option Period, other than by retirement, death, or disability as provided in subparagraph 8(b) below, his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment; provided, however, that if the Date of Exercise for the Option Period during which such termination of employment occurs is not a Business Day and the participant’s employment terminates on the last Business Day of the Option Period, then such participant will be considered to have terminated employment, for purposes of this subparagraph 8(a), on the Date of Exercise. For purposes of the preceding sentence, the term “Business Day” shall mean any day except a Saturday, Sunday or other day on which national banking associations in the State of New York are generally closed for the conduct of commercial banking business. Following the participant’s termination of employment as described above, the Company promptly will refund to him the amount of the balance in his account under the Plan, and thereupon his interest in the Plan and in any option under the Plan shall terminate. For purposes of this paragraph, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or any of its subsidiaries in the case of transfer between or amongst the Company and any subsidiary that remains a subsidiary of the Company which is participating in the Plan.

(b)

TERMINATION OF EMPLOYMENT BY RETIREMENT, DEATH OR DISABILITY. If the employment of a participant terminates by reason of such participant’s retirement (which shall mean a termination of employment for any reason other than cause (as defined below) after such participant has attained age 55) or due to such participant’s death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such participant, or such participant’s personal representative in the event of the participant’s death, and to the extent permitted by local law, shall have the right to elect either to:

(1)

withdraw the amount of the balance in the participant’s account under the Plan at the date of such participant’s termination of employment; or

(2)

exercise such participant’s option for the purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of full shares of Stock which the amount of the balance in the participant’s account under the Plan at the date of such participant’s termination of employment will purchase at the applicable Option Price (subject to subparagraph 5(e)), with any balance remaining in the participant’s account under the Plan to be returned to such participant or such personal representative.

The participant or, if applicable, such personal representative, must make such election by giving notice to the Company at such time and in such manner as the Committee prescribes. In the event that no such notice of election is timely received by the Company, the participant or personal representative will automatically be deemed to have elected as set forth in clause (1) above, and the balance in such participant’s account under the Plan shall be promptly distributed to the participant or such personal representative. For purposes of this subparagraph 8(b), “cause” shall mean a termination of a participant’s employment because he is discharged for (A) fraud, theft, or embezzlement committed against the Company or a subsidiary, affiliated entity, or customer of the Company, (B) such participant’s willful misconduct in performance of the duties of his employment, or (C) such participant’s final conviction of a felony.

9.

RESTRICTION UPON ASSIGNMENT. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company will not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

10.

RIGHTS OF STOCKHOLDER. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder when, but not until, shares have been issued to him or on his behalf, as applicable, following exercise of his option.

11.

CHANGES IN STOCK; ADJUSTMENT. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Board to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, the number and Option Price of shares subject to options outstanding under the Plan, and the minimum Option Price, if any, established pursuant to subparagraph 6(a) with respect to outstanding options.

If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity, or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options

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then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to dates fixed by the Board prior to the effective date of such merger or consolidation or such dissolution or liquidation, (ii) an employee (or his legal representative) may make a lump-sum deposit prior to the Date of Exercise in lieu of the remaining payroll deductions (or remaining participant contributions under subparagraph 5(f)) which otherwise would have been made, and (iii) upon such effective date any unexercised options shall expire.

12.

USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose, except as may be required by applicable local law. No interest will be paid to any participant or credited to his account under the Plan, except as may be required by applicable local law.

13.

TERM OF THE PLAN. The Plan shall be effective on January 1, 2009, or upon the date of its adoption by the Board, if later, provided the Plan is approved by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised hereunder, and the Company promptly shall refund to each participant the amount of the balance in the participant’s account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization (and participant contribution agreement, if applicable) and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 14, the Plan shall terminate upon and no further options shall be granted after February 27, 2018.

14.

AMENDMENT OR TERMINATION OF THE PLAN. The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the antidilution provisions of the Plan) or change the class of individuals eligible to receive options under the Plan, without the approval of the stockholders of the Company.

15.

SECURITIES LAWS. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance, or sale of shares covered by such option has not been registered under the U.S. Securities Act of 1933, as amended, or does not comply with such other state, federal, or foreign laws, rules, or regulations or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares.

Further, all Stock acquired pursuant to the Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

16.

NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

17.

MISCELLANEOUS PROVISIONS.

(a)

PARENT AND SUBSIDIARY CORPORATIONS. For purposes of the Section 423 Component, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and (f) of the Code. For purposes of the Non-Section 423 Component, a corporation shall also include any “Affiliate,” which means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with the Company or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b)

NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

(c)

HEADINGS. The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

(d)

NOT A CONTRACT OF EMPLOYMENT; NO ACQUIRED RIGHTS. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company to purchase Stock at a discount, in the future. The rights and obligations under any participant’s terms of employment with the Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time, nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person’s right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

(e)

COMPLIANCE WITH APPLICABLE LAWS. The Company’s obligation to offer, issue, sell, or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether

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domestic or foreign) required in connection with the authorization, offer, issuance, sale, or delivery of Stock as well as all federal, state, local, and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell, or deliver Stock under the Plan to or behalf of any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

(f)

SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

(g)

ELECTRONIC AND/OR TELEPHONIC DOCUMENTATION AND SUBMISSION. Any of the payroll deduction authorizations, enrollment documents, and any other forms and designations referenced in the Plan and their submission may be electronic and/or telephonic, as directed by the Committee.

(h)

GOVERNING LAW. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

(i)

PERSONAL REPRESENTATIVE. For purposes of paragraph 8 of the Plan, a participant’s personal representative shall be the executor or administrator of the participant’s estate or equivalent individual having the authority under local law to act on behalf of the deceased participant with respect to the actions regarding the participant’s Plan participation set forth in paragraph 8.

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100
STRIKE TEST
VX-23
NAVY

KBRwyle provides acquisition, test and evaluation, and sustainment engineering support to the F/A-18 program. This photo was taken by a KBRwyle employee in a chase plane.

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Paving The Road Ahead

The Qatar Expressway Program is one of the largest highway construction projects in the world. As program management consultant, KBR provides management expertise on this high profile project.

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KBR

We Deliver

www.kbr.com

Listed on the NYSE: KBR

© 2018 KBR, Inc. All Rights Reserved

ZERO HARM
courage to care

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KBR

KBR, INC.
ATTN: ADAM KRAMER
601 JEFFERSON STREET
HOUSTON, TX 77002

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1A Mark E. Baldwin	☐	☐	☐
1B James R. Blackwell	☐	☐	☐
1C Stuart J. B. Bradie	☐	☐	☐
1D Loren K. Carroll	☐	☐	☐
1E Umberto della Sala	☐	☐	☐
1F Lester L. Lyles	☐	☐	☐
1G Wendy M. Masiello	☐	☐	☐
1H Jack B. Moore	☐	☐	☐
1I Ann D. Pickard	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000371438_1 R1.0.1.17

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Combined Document are available at www.proxyvote.com

KBR, INC.
Annual Meeting of Stockholders
May 16, 2018
This proxy is solicited by the Board of Directors

The undersigned stockholder of KBR, Inc., a Delaware corporation, hereby acknowledges the receipt of the Notice of 2018 Annual Stockholders' Meeting and Proxy Statement, each dated April 2, 2018, and hereby appoints Loren K. Carroll and Eileen G. Akerson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at the 2018 Annual Meeting of Stockholders of KBR, Inc., to be held on May 16, 2018 at 09:00 a.m. CDT, in The Texas Room, 601 Jefferson St., Houston, TX 77002, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN THIS PROXY STATEMENT; FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS FOR KBR AS OF AND FOR THE YEAR ENDING DECEMBER 31, 2018; FOR THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION; FOR THE APPROVAL OF THE FIRST AMENDMENT TO THE KBR, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED; AND AS SAID PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

0000371438_2 R1.0.1.17

Continued and to be signed on reverse side